EXHIBIT 4.1


       ___________________________________________________________________


                    WELLS FARGO ASSET SECURITIES CORPORATION

                                   (Depositor)

                                       and

                             WELLS FARGO BANK, N.A.

                                (Master Servicer)

                                       and

                       HSBC BANK USA, NATIONAL ASSOCIATION

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                            Dated as of June 28, 2007

                                $1,700,746,270.23

                       Mortgage Pass-Through Certificates
                                 Series 2007-10


        _________________________________________________________________

                                TABLE OF CONTENTS

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions.................................................
Section 1.02  Acts of Holders.............................................
Section 1.03  Effect of Headings and Table of Contents....................
Section 1.04  Benefits of Agreement.......................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans................................
Section 2.02  Acceptance by Custodian.....................................
Section 2.03  Representations and Warranties of the Master Servicer and
               the Depositor..............................................
Section 2.04  Execution and Delivery of Certificates......................
Section 2.05  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date..........................

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account.........................................
Section 3.02  Permitted Withdrawals from the Certificate Account..........
Section 3.03  Advances by Master Servicer and Trustee.....................
Section 3.04  Custodian to Cooperate; Release of Owner Mortgage Loan
               Files and Retained Mortgage Loan Files.....................
Section 3.05  Annual Compliance Statements................................
Section 3.06  Title, Management and Disposition of Any REO Mortgage
               Loan.......................................................
Section 3.07  Amendments to Servicing Agreements, Modification of
               Standard Provisions........................................
Section 3.08  Oversight of Servicing......................................
Section 3.09  Termination and Substitution of Servicing Agreements........
Section 3.10  Application of Net Liquidation Proceeds.....................
Section 3.11  Assessment of Servicing Compliance; Registered Public
               Accounting Firm Attestation Reports........................
Section 3.12  Exchange Act Reports........................................

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions...............................................
Section 4.02  Allocation of Realized Losses...............................
Section 4.03  Paying Agent................................................
Section 4.04  Statements to Certificateholders; Reports to the Trustee
               and the Depositor..........................................
Section 4.05  Grantor Trust Administration................................
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer.............................
Section 4.07  Determination of LIBOR......................................
Section 4.08  Distributions on Exchangeable Certificates..................
Section 4.09  Reserve Fund................................................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates............................................
Section 5.02  Registration of Certificates................................
Section 5.03  Transfer of Exchangeable REMIC Certificates and
               Exchangeable Certificates..................................
Section 5.04  Exchanges of Exchangeable REMIC Certificates and
               Exchangeable Certificates..................................
Section 5.05  Mutilated, Destroyed, Lost or Stolen Certificates...........
Section 5.06  Persons Deemed Owners.......................................
Section 5.07  Access to List of Certificateholders' Names and Addresses...
Section 5.08  Maintenance of Office or Agency.............................
Section 5.09  Definitive Certificates.....................................
Section 5.10  Notices to Clearing Agency..................................

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01  Liability of the Depositor and the Master Servicer..........
Section 6.02  Merger or Consolidation of the Depositor or the Master
               Servicer...................................................
Section 6.03  Limitation on Liability of the Depositor, the Master
               Servicer and Others........................................
Section 6.04  Resignation of the Master Servicer..........................
Section 6.05  Compensation to the Master Servicer.........................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.......
Section 6.07  Indemnification of Trustee and Depositor by Master
               Servicer...................................................
Section 6.08  Master Servicer Errors and Omissions Policy.................

                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default...........................................
Section 7.02  Other Remedies of Trustee...................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default....................................
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default......................................
Section 7.05  Trustee to Act; Appointment of Successor....................
Section 7.06  Notification to Certificateholders..........................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee...........................................
Section 8.02  Certain Matters Affecting the Trustee.......................
Section 8.03  Trustee Not Required to Make Investigation..................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.......
Section 8.05  Trustee May Own Certificates................................
Section 8.06  The Master Servicer to Pay Fees and Expenses; Limitation
               on Liability...............................................
Section 8.07  Eligibility Requirements....................................
Section 8.08  Resignation and Removal.....................................
Section 8.09  Successor...................................................
Section 8.10  Merger or Consolidation.....................................
Section 8.11  Authenticating Agent........................................
Section 8.12  Separate Trustees and Co-Trustees...........................
Section 8.13  Tax Matters; Compliance with REMIC Provisions...............
Section 8.14  Monthly Advances............................................
Section 8.15  Indemnification of the Master Servicer and Depositor by
               the Trustee................................................
Section 8.16  Trustee Errors and Omissions Policy.........................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.......................................
Section 9.02  Additional Termination Requirements..........................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment....................................................
Section 10.02 Recordation of Agreement.....................................
Section 10.03 Limitation on Rights of Certificateholders...................
Section 10.04 Governing Law; Jurisdiction..................................
Section 10.05 Notices......................................................
Section 10.06 Severability of Provisions...................................
Section 10.07 Special Notices to Rating Agencies...........................
Section 10.08 Covenant of Depositor........................................
Section 10.09 Recharacterization...........................................
Section 10.10 Regulation AB Compliance; Intent of Parties;
               Reasonableness..............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Cut-Off Date.................................................
Section 11.02 Cut-Off Date Aggregate Principal Balance.....................
Section 11.03 Original Group I-A and Group II-A Percentages................
Section 11.04 Original Notional Amount.....................................
Section 11.04(a) Original Class I-A-11 Notional Amount.....................
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates................................................
Section 11.06 Original Aggregate Non-PO Principal Balance..................
Section 11.07 Original Aggregate Class A Percentage........................
Section 11.08 Original Class B Principal Balance...........................
Section 11.09 Original Principal Balances of the Classes of Class B
               Certificates................................................
Section 11.10 Original Class B-1 Fractional Interest.......................
Section 11.11 Original Class B-2 Fractional Interest.......................
Section 11.12 Original Class B-3 Fractional Interest.......................
Section 11.13 Original Class B-4 Fractional Interest.......................
Section 11.14 Original Class B-5 Fractional Interest.......................
Section 11.15 Closing Date.................................................
Section 11.16 Right to Purchase............................................
Section 11.17 Single Certificate...........................................
Section 11.18 Servicing Fee Rate...........................................
Section 11.19 Master Servicing Fee Rate....................................
SCHEDULE I    Applicable Unscheduled Principal Receipt Period
SCHEDULE II   Schedules of PAC Certificates, PAC Groups, Scheduled
Group and Class II-A-1 Certificates

                                    EXHIBITS

EXHIBIT A-I-A-1         -     Form of Face of Class I-A-1 Certificate
EXHIBIT A-I-A-2         -     Form of Face of Class I-A-2 Certificate
EXHIBIT A-I-A-3         -     Form of Face of Class I-A-3 Certificate
EXHIBIT A-I-A-4         -     Form of Face of Class I-A-4 Certificate
EXHIBIT A-I-A-5         -     Form of Face of Class I-A-5 Certificate
EXHIBIT A-I-A-6         -     Form of Face of Class I-A-6 Certificate
EXHIBIT A-I-A-7         -     Form of Face of Class I-A-7 Certificate
EXHIBIT A-I-A-8         -     Form of Face of Class I-A-8 Certificate
EXHIBIT A-I-A-9         -     Form of Face of Class I-A-9 Certificate
EXHIBIT A-I-A-10        -     Form of Face of Class I-A-10 Certificate
EXHIBIT A-I-A-11        -     Form of Face of Class I-A-11 Certificate
EXHIBIT A-I-A-12        -     Form of Face of Class I-A-12 Certificate
EXHIBIT A-I-A-13        -     Form of Face of Class I-A-13 Certificate
EXHIBIT A-I-A-14        -     Form of Face of Class I-A-14 Certificate
EXHIBIT A-I-A-15        -     Form of Face of Class I-A-15 Certificate
EXHIBIT A-I-A-16        -     Form of Face of Class I-A-16 Certificate
EXHIBIT A-I-A-17        -     Form of Face of Class I-A-17 Certificate
EXHIBIT A-I-A-18        -     Form of Face of Class I-A-18 Certificate
EXHIBIT A-I-A-19        -     Form of Face of Class I-A-19 Certificate
EXHIBIT A-I-A-20        -     Form of Face of Class I-A-20 Certificate
EXHIBIT A-I-A-21        -     Form of Face of Class I-A-21 Certificate
EXHIBIT A-I-A-22        -     Form of Face of Class I-A-22 Certificate
EXHIBIT A-I-A-23        -     Form of Face of Class I-A-23 Certificate
EXHIBIT A-I-A-24        -     Form of Face of Class I-A-24 Certificate
EXHIBIT A-I-A-25        -     Form of Face of Class I-A-25 Certificate
EXHIBIT A-I-A-26        -     Form of Face of Class I-A-26 Certificate
EXHIBIT A-I-A-27        -     Form of Face of Class I-A-27 Certificate
EXHIBIT A-I-A-28        -     Form of Face of Class I-A-28 Certificate
EXHIBIT A-I-A-29        -     Form of Face of Class I-A-29 Certificate
EXHIBIT A-I-A-30        -     Form of Face of Class I-A-30 Certificate
EXHIBIT A-I-A-31        -     Form of Face of Class I-A-31 Certificate
EXHIBIT A-I-A-32        -     Form of Face of Class I-A-32 Certificate
EXHIBIT A-I-A-33        -     Form of Face of Class I-A-33 Certificate
EXHIBIT A-I-A-34        -     Form of Face of Class I-A-34 Certificate
EXHIBIT A-I-A-35        -     Form of Face of Class I-A-35 Certificate
EXHIBIT A-I-A-36        -     Form of Face of Class I-A-36 Certificate
EXHIBIT A-I-A-37        -     Form of Face of Class I-A-37 Certificate
EXHIBIT A-I-A-38        -     Form of Face of Class I-A-38 Certificate
EXHIBIT A-I-A-39        -     Form of Face of Class I-A-39 Certificate
EXHIBIT A-I-A-40        -     Form of Face of Class I-A-40 Certificate
EXHIBIT A-I-A-41        -     Form of Face of Class I-A-41 Certificate
EXHIBIT A-I-A-R         -     Form of Face of Class I-A-R Certificate
EXHIBIT A-II-A-1        -     Form of Face of Class II-A-1 Certificate
EXHIBIT A-II-A-2        -     Form of Face of Class II-A-2 Certificate
EXHIBIT A-II-A-3        -     Form of Face of Class II-A-3 Certificate
EXHIBIT A-II-A-4        -     Form of Face of Class II-A-4 Certificate
EXHIBIT A-II-A-5        -     Form of Face of Class II-A-5 Certificate
EXHIBIT A-II-A-6        -     Form of Face of Class II-A-6 Certificate
EXHIBIT A-II-A-7        -     Form of Face of Class II-A-7 Certificate
EXHIBIT A-II-A-8        -     Form of Face of Class II-A-8 Certificate
EXHIBIT A-II-A-9        -     Form of Face of Class II-A-9 Certificate
EXHIBIT A-II-A-10       -     Form of Face of Class II-A-10 Certificate
EXHIBIT A-II-A-11       -     Form of Face of Class II-A-11 Certificate
EXHIBIT A-II-A-12       -     Form of Face of Class II-A-12 Certificate
EXHIBIT A-A-PO          -     Form of Face of Class A-PO Certificate
EXHIBIT B-1             -     Form of Face of Class B-1 Certificate
EXHIBIT B-2             -     Form of Face of Class B-2 Certificate
EXHIBIT B-3             -     Form of Face of Class B-3 Certificate
EXHIBIT B-4             -     Form of Face of Class B-4 Certificate
EXHIBIT B-5             -     Form of Face of Class B-5 Certificate
EXHIBIT B-6             -     Form of Face of Class B-6 Certificate
EXHIBIT C               -     Form of Reverse of Series 2007-10 Certificates
EXHIBIT D               -     Reserved
EXHIBIT E               -     Custodial Agreement
EXHIBIT F               -     Addresses for Requesting Mortgage Loan Schedule
EXHIBIT G               -     Request for Release
EXHIBIT H               -     Affidavit Pursuant to Section 860E(e)(4) of the
                              Internal Revenue Code of 1986, as amended, and
                              for Non-ERISA Investors
EXHIBIT I               -     Letter from Transferor of Residual Certificate
EXHIBIT J               -     Transferee's Letter (Class [B-4] [B-5] [B-6]
                                  Certificates)
EXHIBIT K               -     List of Recordation States
EXHIBIT L               -     Servicing Agreements
EXHIBIT M               -     Form of Special Servicing Agreement
EXHIBIT N               -     Form of Initial Certification of the Custodian
EXHIBIT O               -     Form of Final Certification of the Custodian
EXHIBIT P               -     Form of Sarbanes Oxley Certification
EXHIBIT Q               -     Schedule of Pledged Asset Mortgage Loans
EXHIBIT R               -     Servicing Criteria to be Addressed in
                              Assessment of Compliance
EXHIBIT S               -     Additional Form 10-D Disclosure
EXHIBIT T               -     Additional Form 10-K Disclosure
EXHIBIT U               -     Form 8-K Disclosure Information
EXHIBIT V               -     Additional Disclosure Notification
EXHIBIT W               -     Combination Groups
EXHIBIT X               -     Form of Request for Exchange of Exchangeable
                              REMIC Certificates or Exchangeable Certificates
EXHIBIT Y               -     Yield Maintenance Agreement
EXHIBIT Z               -     Form of Yield Maintenance Agreement Letter

            This Pooling and Servicing Agreement, dated as of June 28, 2007 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Depositor, WELLS FARGO BANK, N.A., as Master Servicer and HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee.

                         W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            1933 Act: The Securities Act of 1933, as amended.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which master service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Termination Date: With respect to (a) the Class I-A-13 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class I-A-10, Class I-A-12, Class I-A-14 and Class I-A-15 Certificates have been reduced to zero or
(ii) the Subordination Depletion Date, (b) the Class I-A-18 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class I-A-16 and Class I-A-17 Certificates have been reduced to zero or (ii) the Subordination Depletion Date and (c) the Class II-A-7 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5 and Class II-A-6 Certificates have been reduced to zero or (ii) the Subordination Depletion Date.

            Accrual Certificates: The Group I-A Accrual Certificates and the Group II-A Accrual Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and a Class of Accrual Certificates, an amount equal to the sum of (A) with respect to each Class of Group I-A Accrual Certificates (i) the Group I-A Interest Percentage of such Class of the Current Group I-A Interest Distribution Amount and (ii) the Group I-A Interest Shortfall Percentage of such Class of the amount distributed in respect of the Classes of Group I-A Certificates pursuant to Paragraph second clause (A) of
Section 4.01(a)(i) on such Distribution Date and (B) with respect to the Group II-A Accrual Certificates (i) the Group II-A Interest Percentage of such Certificates of the Current Group II-A Interest Distribution Amount and (ii) the Group II-A Interest Shortfall Percentage of such Certificates of the amount distributed in respect of the Classes of Group II-A Certificates pursuant to Paragraph second clause (B) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and a Class of Accrual Certificates on or after the related Accretion Termination Date, zero.

            Additional Form 10-D Disclosure: As defined in Section 3.12(a).

            Additional Form 10-K Disclosure: As defined in Section 3.12(b).

            Additional Master Servicer: As defined in Section 6.06 (b).

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Aggregate Class A Non-PO Principal Balance and the Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Aggregate Class A Non-PO Principal Balance and the Class B Principal Balance as of the Determination Date succeeding such Distribution Date and (ii) the aggregate amount that would have been distributed to all Classes of Class A Non-PO Certificates and the Class B Certificates as principal in accordance with Section 4.01(a) for such Distribution Date; without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Adjusted Pool Amount: With respect to any Distribution Date, the sum of the Group I Adjusted Pool Amount and Group II Adjusted Pool Amount.

            Aggregate Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date, the sum of the Group I Adjusted Pool Amount (Non-PO Portion) and Group II Adjusted Pool Amount (Non-PO Portion).

            Aggregate Class A Non-PO Principal Balance: With respect to any Determination Date, the sum of the Group I-A Non-PO Principal Balance and the Group II-A Non-PO Principal Balance.

            Aggregate Class A Percentage: As to any Distribution Date, the percentage obtained by dividing (i) the Aggregate Class A Non-PO Principal Balance by (ii) the Pool Balance (Non-PO Portion).

            Aggregate Class A Principal Balance: With respect to any Determination Date, the sum of the Group I-A Principal Balance and Group II-A Principal Balance.

            Aggregate Group I-A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Group I-A Certificates.

            Aggregate Group II-A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Group II-A Certificates.

            Aggregate Non-PO Principal Balance: As of any Determination Date, the sum of the Aggregate Class A Non-PO Principal Balance and the Class B Principal Balance as of such date.

            Aggregate Principal Balance: As of any Determination Date, the sum of the Aggregate Class A Principal Balance and the Class B Principal Balance as of such date.

            Aggregate Subordinate Percentage: The sum of the Principal Balances of the Class B Certificates divided by the Pool Balance (Non-PO Portion).

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of the Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended by the Master Servicer pursuant to Section 10.01(b) hereof.

            Apportioned Class B Principal Distribution Amount: As to any Distribution Date and any Class of Class B Certificates, the product of (i) the applicable Class B Principal Distribution Amount less the amount, if any, that would have been distributable to such Class pursuant to Section 4.01(a)(ii) that is used to pay the Class A-PO Deferred Amounts as provided in Paragraph fourth of Section 4.01(a)(i) and (ii) the Apportionment Fraction for such Class.

            Apportionment Fraction: As to any Class of Class B Certificates and any Distribution Date occurring prior to the Subordination Depletion Date and
(i) on or after the Distribution Date on which the Group I-A Non-PO Principal Balance has been reduced to zero, a fraction, the numerator of which is the applicable Class B Loan Group I Optimal Principal Amount and the denominator of which is the applicable Class B Optimal Principal Amount without regard to the proviso thereto or (ii) on or after the Distribution Date on which the Group II-A Non-PO Principal Balance has been reduced to zero, a fraction, the numerator of which is the applicable Class B Loan Group II Optimal Principal Amount and the denominator of which is the applicable Class B Optimal Principal Amount without regard to the proviso thereto.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. Initially, the Master Servicer shall be the Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: With respect to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and
(c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Balloon Loan: A Mortgage Loan that provides for the payment of the unamortized principal balance of such Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

            Balloon Payment: A payment of the unamortized principal balance of a Mortgage Loan in a single payment at the maturity of such Mortgage Loan that is greater than the preceding Monthly Payment.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-9 Certificates, Class I-A-10 Certificates, Class I-A-11 Certificates, Class I-A-12 Certificates, Class I-A-13 Certificates, Class I-A-14 Certificates, Class I-A-15 Certificates, Class I-A-16 Certificates, Class I-A-17 Certificates, Class I-A-18 Certificates, Class I-A-19 Certificates, Class I-A-20 Certificates, Class I-A-21 Certificates, Class I-A-22 Certificates, Class I-A-23 Certificates, Class I-A-24 Certificates, Class I-A-25 Certificates, Class I-A-26 Certificates, Class I-A-27 Certificates, Class I-A-28 Certificates, Class I-A-29 Certificates, Class I-A-30 Certificates, Class I-A-31 Certificates, Class I-A-32 Certificates, Class I-A-33 Certificates, Class I-A-34 Certificates, Class I-A-35 Certificates, Class I-A-36 Certificates, Class I-A-37 Certificates, Class I-A-38 Certificates, Class I-A-39 Certificates, Class I-A-40 Certificates, Class I-A-41 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates, Class II-A-6 Certificates, Class II-A-7 Certificates, Class II-A-8 Certificates, Class II-A-9 Certificates, Class II-A-10 Certificates, Class II-A-11 Certificates, Class II-A-12 Certificates, Class A-PO Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland or State of Minnesota or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland or State of Minnesota are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The separate trust account established and maintained by the Master Servicer pursuant to Section 3.01 which shall be entitled "Certificate Account, Wells Fargo Bank, N.A. as Master Servicer on behalf of the Trustee, in trust for the Holders of the Certificates of the Wells Fargo Mortgage Backed Securities 2007-10 Trust." The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, Wells Fargo Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. Initially the Certificate Registrar shall be the Master Servicer.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class I-A-1 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-1 and Exhibit C hereto.

            Class I-A-1 Certificateholder: The registered holder of a Class I-A-1 Certificate.

            Class I-A-1 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-1 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-1 Tax Components: As defined Section 4.01(a)(iii).

            Class I-A-2 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-2 and Exhibit C hereto.

            Class I-A-2 Certificateholder: The registered holder of a Class I-A-2 Certificate.

            Class I-A-2 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-2 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-3 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-3 and Exhibit C hereto.

            Class I-A-3 Certificateholder: The registered holder of a Class I-A-3 Certificate.

            Class I-A-4 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-4 and Exhibit C hereto.

            Class I-A-4 Certificateholder: The registered holder of a Class I-A-4 Certificate.

            Class I-A-5 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-5 and Exhibit C hereto.

            Class I-A-5 Certificateholder: The registered holder of a Class I-A-5 Certificate.

            Class I-A-5 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-5 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-6 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-6 and Exhibit C hereto.

            Class I-A-6 Certificateholder: The registered holder of a Class I-A-6 Certificate.

            Class I-A-6 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-6 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-7 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-7 and Exhibit C hereto.

            Class I-A-7 Certificateholder: The registered holder of a Class I-A-7 Certificate.

            Class I-A-8 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-8 and Exhibit C hereto.

            Class I-A-8 Certificateholder: The registered holder of a Class I-A-8 Certificate.

            Class I-A-8 Pass-Through Rate: With respect to each Distribution Date prior to the Distribution Date in January 2009, a per annum rate equal to 8.000%. With respect to each Distribution Date on and after the Distribution Date in January 2009, a per annum rate equal to 6.000%.

            Class I-A-9 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-9 and Exhibit C hereto.

            Class I-A-9 Certificateholder: The registered holder of a Class I-A-9 Certificate.

            Class I-A-9 Pass-Through Rate: With respect to each Distribution Date prior to the Distribution Date in January 2009, the Class I-A-9 Certificates will not be entitled to distributions of interest. With respect to each Distribution Date on and after the Distribution Date in January 2009, a per annum rate equal to 6.000%.

            Class I-A-10 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-10 and Exhibit C hereto.

            Class I-A-10 Certificateholder: The registered holder of a Class I-A-10 Certificate.

            Class I-A-11 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-11 and Exhibit C hereto.

            Class I-A-11 Certificateholder: The registered holder of a Class I-A-11 Certificate.

            Class I-A-11 Notional Amount: As to any Distribution Date, an amount equal to 1.6666666666% of the Principal Balance of the Class I-A-10 Certificates.

            Class I-A-12 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-12 and Exhibit C hereto.

            Class I-A-12 Certificateholder: The registered holder of a Class I-A-12 Certificate.

            Class I-A-12 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-12 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-13 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-13 and Exhibit C hereto.

            Class I-A-13 Certificateholder: The registered holder of a Class I-A-13 Certificate.

            Class I-A-14 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-14 and Exhibit C hereto.

            Class I-A-14 Certificateholder: The registered holder of a Class I-A-14 Certificate.

            Class I-A-14 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 6.020% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to LIBOR plus 0.700%, subject to a minimum rate of 0.700% and a maximum rate of 7.000%.

            Class I-A-15 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-15 and Exhibit C hereto.

            Class I-A-15 Certificateholder: The registered holder of a Class I-A-15 Certificate.

            Class I-A-15 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 5.880% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 37.7999973% minus the product of LIBOR and 5.99999949, subject to a minimum rate of 0.000% and a maximum rate of 37.7999973%.

            Class I-A-16 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-16 and Exhibit C hereto.

            Class I-A-16 Certificateholder: The registered holder of a Class I-A-16 Certificate.

            Class I-A-17 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-17 and Exhibit C hereto.

            Class I-A-17 Certificateholder: The registered holder of a Class I-A-17 Certificate.

            Class I-A-18 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-18 and Exhibit C hereto.

            Class I-A-18 Certificateholder: The registered holder of a Class I-A-18 Certificate.

            Class I-A-18 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-18 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-19 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-19 and Exhibit C hereto.

            Class I-A-19 Certificateholder: The registered holder of a Class I-A-19 Certificate.

            Class I-A-19 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-19 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-20 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-20 and Exhibit C hereto.

            Class I-A-20 Certificateholder: The registered holder of a Class I-A-20 Certificate.

            Class I-A-20 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-20 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-21 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-21 and Exhibit C hereto.

            Class I-A-21 Certificateholder: The registered holder of a Class I-A-21 Certificate.

            Class I-A-22 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-22 and Exhibit C hereto.

            Class I-A-22 Certificateholder: The registered holder of a Class I-A-22 Certificate.

            Class I-A-22 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-22 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-22 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 5.820% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to LIBOR plus 0.500%, subject to a minimum rate of 0.500% and a maximum rate of 7.000%.

            Class I-A-23 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-23 and Exhibit C hereto.

            Class I-A-23 Certificateholder: The registered holder of a Class I-A-23 Certificate.

            Class I-A-23 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 7.080% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 38.99999835% minus the product of LIBOR and 5.9999997, subject to a minimum rate of 0.000% and a maximum rate of 38.99999835%.

            Class I-A-24 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-24 and Exhibit C hereto.

            Class I-A-24 Certificateholder: The registered holder of a Class I-A-24 Certificate.

            Class I-A-24 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 7.080% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 38.99999835% minus the product of LIBOR and 5.9999997, subject to a minimum rate of 0.000% and a maximum rate of 38.99999835%.

            Class I-A-25 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-25 and Exhibit C hereto.

            Class I-A-25 Certificateholder: The registered holder of a Class I-A-25 Certificate.

            Class I-A-26 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-26 and Exhibit C hereto.

            Class I-A-26 Certificateholder: The registered holder of a Class I-A-26 Certificate.

            Class I-A-27 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-27 and Exhibit C hereto.

            Class I-A-27 Certificateholder: The registered holder of a Class I-A-27 Certificate.

            Class I-A-28 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-28 and Exhibit C hereto.

            Class I-A-28 Certificateholder: The registered holder of a Class I-A-28 Certificate.

            Class I-A-28 Loss Allocation Amount: With respect to any Determination Date after the Subordination Depletion Date, the lesser of (a) the Principal Balance of the Class I-A-28 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-28 Loss Allocation Amount and (b) the Class I-A-28 Pro Rata Share of the sum of the Class I-A-1 Loss Amount, Class I-A-2 Loss Amount, Class I-A-5 Loss Amount, Class I-A-6 Loss Amount, Class I-A-12 Loss Amount, Class I-A-18 Loss Amount, Class I-A-19 Loss Amount, Class I-A-20 Loss Amount, Class I-A-22 Loss Amount, Class I-A-29 Loss Amount, Class I-A-32 Loss Amount and Class I-A-34 Loss Amount.

            Class I-A-28 Pro Rata Share: With respect to any Determination Date after the Subordination Depletion Date, a fraction, the numerator of which is the Principal Balance of the Class I-A-28 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-28 Loss Allocation Amount and the denominator of which is the sum of the Principal Balances of the Class I-A-28 and Class I-A-33 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-28 Loss Allocation Amount and Class I-A-33 Loss Allocation Amount.

            Class I-A-29 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-29 and Exhibit C hereto.

            Class I-A-29 Certificateholder: The registered holder of a Class I-A-29 Certificate.

            Class I-A-29 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-29 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-30 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-30 and Exhibit C hereto.

            Class I-A-30 Certificateholder: The registered holder of a Class I-A-30 Certificate.

            Class I-A-31 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-31 and Exhibit C hereto.

            Class I-A-31 Certificateholder: The registered holder of a Class I-A-31 Certificate.

            Class I-A-32 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-32 and Exhibit C hereto.

            Class I-A-32 Certificateholder: The registered holder of a Class I-A-32 Certificate.

            Class I-A-32 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-32 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-33 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-33 and Exhibit C hereto.

            Class I-A-33 Certificateholder: The registered holder of a Class I-A-33 Certificate.

            Class I-A-33 Loss Allocation Amount: With respect to any Determination Date after the Subordination Depletion Date, the lesser of (a) the Principal Balance of the Class I-A-33 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-33 Loss Allocation Amount and (b) the Class I-A-33 Pro Rata Share of the sum of the Class I-A-1 Loss Amount, Class I-A-2 Loss Amount, Class I-A-5 Loss Amount, Class I-A-6 Loss Amount, Class I-A-12 Loss Amount, Class I-A-18 Loss Amount, Class I-A-19 Loss Amount, Class I-A-20 Loss Amount, Class I-A-22 Loss Amount, Class I-A-29 Loss Amount, Class I-A-32 Loss Amount and Class I-A-34 Loss Amount.

            Class I-A-33 Pro Rata Share: With respect to any Determination Date after the Subordination Depletion Date, a fraction, the numerator of which is the Principal Balance of the Class I-A-33 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-33 Loss Allocation Amount and the denominator of which is the sum of the Principal Balances of the Class I-A-28 and Class I-A-33 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-28 Loss Allocation Amount and Class I-A-33 Loss Allocation Amount.

            Class I-A-34 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-34 and Exhibit C hereto.

            Class I-A-34 Certificateholder: The registered holder of a Class I-A-34 Certificate.

            Class I-A-34 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-34 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-35 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-35 and Exhibit C hereto.

            Class I-A-35 Certificateholder: The registered holder of a Class I-A-35 Certificate.

            Class I-A-36 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-36 and Exhibit C hereto.

            Class I-A-36 Certificateholder: The registered holder of a Class I-A-36 Certificate.

            Class I-A-37 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-37 and Exhibit C hereto.

            Class I-A-37 Certificateholder: The registered holder of a Class I-A-37 Certificate.

            Class I-A-38 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-38 and Exhibit C hereto.

            Class I-A-38 Certificateholder: The registered holder of a Class I-A-38 Certificate.

            Class I-A-39 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-39 and Exhibit C hereto.

            Class I-A-39 Certificateholder: The registered holder of a Class I-A-39 Certificate.

            Class I-A-39 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 7.080% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 38.99999835% minus the product of LIBOR and 5.9999997, subject to a minimum rate of 0.000% and a maximum rate of 38.99999835%.

            Class I-A-40 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-40 and Exhibit C hereto.

            Class I-A-40 Certificateholder: The registered holder of a Class I-A-40 Certificate.

            Class I-A-40 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 5.820% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to LIBOR plus 0.500%, subject to a minimum rate of 0.500% and a maximum rate of 7.000%.

            Class I-A-41 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-41 and Exhibit C hereto.

            Class I-A-41 Certificateholder: The registered holder of a Class I-A-41 Certificate.

            Class I-A-41 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 7.080% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 38.99999999% minus the product of LIBOR and 6.000, subject to a minimum rate of 0.000% and a maximum rate of 38.99999999%.

            Class I-A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L8 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L10 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L14 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L22 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L30 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-L31 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-LR Interest: The residual interest in the Lower-Tier REMIC, beneficial ownership of which is represented by the Class I-A-R Certificate.

            Class I-A-LUR Interest: The regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class I-A-PO Component: One of the components of the Class A-PO Certificates.

            Class I-A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Group I Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Group I Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Substitution Principal Amount with respect to each Group I Mortgage Loan for which a Group I Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan for which a Group I Mortgage Loan was substituted; and

      (II) the Class I-A-PO Recovery for such Distribution Date.

            Class I-A-PO Recovery: As to any Distribution Date prior to the Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for the Class I-A-PO Component for such Distribution Date (calculated without regard to the Class I-A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Group I Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Group I Mortgage Loan and (y) the amount of the Recovery with respect to such Group I Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date, the amount determined in accordance with clause (b) above.

            Class I-A-R Certificate: The Certificate executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-I-A-R and Exhibit C hereto.

            Class I-A-R Certificateholder: The registered holder of the Class I-A-R Certificate.

            Class I-A-R Interest: The residual interest in the Upper-Tier REMIC, beneficial ownership of which is represented by the Class I-A-R Certificate.

            Class II-A-1 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-1 and Exhibit C hereto.

            Class II-A-1 Certificateholder: The registered holder of a Class II-A-1 Certificate.

            Class II-A-2 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-2 and Exhibit C hereto.

            Class II-A-2 Certificateholder: The registered holder of a Class II-A-2 Certificate.

            Class II-A-2 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 6.020% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to LIBOR plus 0.700%, subject to a minimum rate of 0.700% and a maximum rate of 7.000%.

            Class II-A-3 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-3 and Exhibit C hereto.

            Class II-A-3 Certificateholder: The registered holder of a Class II-A-3 Certificate.

            Class II-A-3 Pass-Through Rate: With respect to the Distribution Date occurring in July 2007, 8.1667% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Paying Agent on the applicable Rate Determination Date, equal to 52.49998327% minus the product of LIBOR and 8.33333032, subject to a minimum rate of 0.000% and a maximum rate of 52.49998327%.

            Class II-A-4 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-4 and Exhibit C hereto.

            Class II-A-4 Certificateholder: The registered holder of a Class II-A-4 Certificate.

            Class II-A-5 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-5 and Exhibit C hereto.

            Class II-A-5 Certificateholder: The registered holder of a Class II-A-5 Certificate.

            Class II-A-5 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class II-A-5 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class II-A-6 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-6 and Exhibit C hereto.

            Class II-A-6 Certificateholder: The registered holder of a Class II-A-6 Certificate.

            Class II-A-6 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class II-A-6 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class II-A-7 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-7 and Exhibit C hereto.

            Class II-A-7 Certificateholder: The registered holder of a Class II-A-7 Certificate.

            Class II-A-8 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-8 and Exhibit C hereto.

            Class II-A-8 Certificateholder: The registered holder of a Class II-A-8 Certificate.

            Class II-A-9 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-9 and Exhibit C hereto.

            Class II-A-9 Certificateholder: The registered holder of a Class II-A-9 Certificate.

            Class II-A-9 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class II-A-9 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class II-A-10 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-10 and Exhibit C hereto.

            Class II-A-10 Certificateholder: The registered holder of a Class II-A-10 Certificate.

            Class II-A-10 Loss Allocation Amount: With respect to any Determination Date after the Subordination Depletion Date, the lesser of (a) the Principal Balance of the Class II-A-10 Certificates with respect to such Determination Date prior to any reduction for the Class II-A-10 Loss Allocation Amount and (b) the sum of the Class II-A-5 Loss Amount, Class II-A-6 Loss Amount, Class II-A-9 Loss Amount and Class II-A-11 Loss Amount.

            Class II-A-11 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-11 and Exhibit C hereto.

            Class II-A-11 Certificateholder: The registered holder of a Class II-A-11 Certificate.

            Class II-A-11 Loss Amount: With respect to any Determination Date after the Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class II-A-11 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class II-A-12 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-II-A-12 and Exhibit C hereto.

            Class II-A-12 Certificateholder: The registered holder of a Class II-A-12 Certificate.

            Class II-A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class II-A-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class II-A-L8 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class II-A-L9 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class II-A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(iii) hereof.

      Class II-A-PO Component: One of the components of the Class A-PO Certificates.

            Class II-A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Group II Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Group II Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Substitution Principal Amount with respect to each Group II Mortgage Loan for which a Group II Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan for which a Group II Mortgage Loan was substituted; and

      (II) the Class II-A-PO Recovery for such Distribution Date.

            Class II-A-PO Recovery: As to any Distribution Date prior to the Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for the Class II-A-PO Component for such Distribution Date (calculated without regard to the Class II-A-PO Recovery for such Distribution Date) and (b) an amount equal to the sum as to each Group II Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Group II Mortgage Loan and (y) the amount of the Recovery with respect to such Group II Mortgage Loan. As to any Distribution Date on or after the Subordination Depletion Date, the amount determined in accordance with clause (b) above.

            Class A Certificate: Any of the Group I-A Certificates, the Group II-A Certificates, the Class A-PO Certificates or the Exchangeable Certificates.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Non-PO Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the sum of (i) the Group I-A Interest Accrual Amount and (ii) the Group II-A Interest Accrual Amount (determined, in each case, without regard to clause (ii) of the definition of Interest Accrual Amount, as applicable).

            Class A Non-PO Certificate: Any of the Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-9 Certificates, Class I-A-10 Certificates, Class I-A-11 Certificates, Class I-A-12 Certificates, Class I-A-13 Certificates, Class I-A-14 Certificates, Class I-A-15 Certificates, Class I-A-16 Certificates, Class I-A-17 Certificates, Class I-A-18 Certificates, Class I-A-19 Certificates, Class I-A-20 Certificates, Class I-A-21 Certificates, Class I-A-22 Certificates, Class I-A-23 Certificates, Class I-A-24 Certificates, Class I-A-25 Certificates, Class I-A-26 Certificates, Class I-A-27 Certificates, Class I-A-28 Certificates, Class I-A-29 Certificates, Class I-A-31 Certificates, Class I-A-32 Certificates, Class I-A-33 Certificates, Class I-A-34 Certificates, Class I-A-R Certificate, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates, Class II-A-6 Certificates, Class II-A-7 Certificates, Class II-A-9 Certificates, Class II-A-10 Certificates, and Class II-A-11 Certificates.

            Class A Pass-Through Rate: As to the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-11 Class I-A-12, Class I-A-13, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-32, Class I-A-33, Class I-A-34, Class I-A-35, Class I-A-36, Class I-A-37, Class I-A-38, Class I-A-R, Class II-A-9, Class II-A-10 and Class II-A-11 Certificates, 6.000%. As to the Class I-A-10 Certificates, 5.900%. As to the Class I-A-31, Class II-A-1, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7 and Class II-A-12 Certificates, 6.250%. As to the Class I-A-8, Class I-A-9, Class I-A-14, Class I-A-15, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-39, Class I-A-40, Class I-A-41, Class II-A-2 and Class II-A-3, the Class I-A-8 Pass-Through Rate, the Class I-A-9 Pass-Through Rate, the Class I-A-14 Pass-Through Rate, the Class I-A-15 Pass-Through Rate, the Class I-A-22 Pass-Through Rate, the Class I-A-23 Pass-Through Rate, the Class I-A-24 Pass-Through Rate, the Class I-A-39 Pass-Through Rate, the Class I-A-40 Pass-Through Rate, the Class I-A-41 Pass-Through Rate, the Class II-A-2 Pass-Through Rate and the Class II-A-3 Pass-Through Rate, respectively. The Class I-A-30, Class II-A-8 and Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A-PO Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Component: Any of the Class I-A-PO Component or Class II-A-PO Component.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Subordination Depletion Date and the Class A-PO Component of a Group, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amount for such Group for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates with respect to such Class A-PO Component on such prior Distribution Dates pursuant to Paragraph third clause (A) or clause (B), as applicable, of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan in the related Loan Group which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Discount Mortgage Loan and (B) the sum of (x) the sum the PO Recoveries for such Class A-PO Component for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates with respect to such Class A-PO Component on prior Distribution Dates pursuant to Paragraph fourth clause (A) or clause (B), as applicable, of
Section 4.01(a)(i). On and after the Subordination Depletion Date, the Class A-PO Deferred Amount for each Class A-PO Component will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: For Group I, the Class I-A-PO Optimal Principal Amount and for Group II, the Class II-A-PO Optimal Principal Amount.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates of a Group, the amount, if any, by which the aggregate of the Group I-A Interest Shortfall Amounts or the Group II-A Interest Shortfall Amounts, as applicable, for such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (A)(ii) or
(B)(ii), as applicable, of the definition thereof) for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second clause (A) or (B), as applicable, of Section 4.01(a)(i).

            Class B Certificate: Any of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1 Distribution Amount, Class B-2 Distribution Amount, Class B-3 Distribution Amount, Class B-4 Distribution Amount, Class B-5 Distribution Amount or Class B-6 Distribution Amount.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class B-1 Interest Shortfall Amount, Class B-2 Interest Shortfall Amount, Class B-3 Interest Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loan Group Optimal Principal Amount: Either a Class B Loan Group I Optimal Principal Amount or Class B Loan Group II Optimal Principal Amount.

            Class B Loan Group I Optimal Principal Amount: Any of the Class B-1 Loan Group I Optimal Principal Amount, Class B-2 Loan Group I Optimal Principal Amount, Class B-3 Loan Group I Optimal Principal Amount, Class B-4 Loan Group I Optimal Principal Amount, Class B-5 Loan Group I Optimal Principal Amount or Class B-6 Loan Group I Optimal Principal Amount.

            Class B Loan Group II Optimal Principal Amount: Any of the Class B-1 Loan Group II Optimal Principal Amount, Class B-2 Loan Group II Optimal Principal Amount, Class B-3 Loan Group II Optimal Principal Amount, Class B-4 Loan Group II Optimal Principal Amount, Class B-5 Loan Group II Optimal Principal Amount or Class B-6 Loan Group II Optimal Principal Amount.

            Class B Optimal Principal Amount: Any of the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount.

            Class B Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to 6.000%.

            Class B Percentage: Any of the Group I Class B-1 Percentage, Group I Class B-2 Percentage, Group I Class B-3 Percentage, Group I Class B-4 Percentage, Group I Class B-5 Percentage, Group I Class B-6 Percentage, Group II Class B-1 Percentage, Group II Class B-2 Percentage, Group II Class B-3 Percentage, Group II Class B-4 Percentage, Group II Class B-5 Percentage or Group II Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Group I Class B-1 Prepayment Percentage, Group I Class B-2 Prepayment Percentage, Group I Class B-3 Prepayment Percentage, Group I Class B-4 Prepayment Percentage, Group I Class B-5 Prepayment Percentage, Group I Class B-6 Prepayment Percentage, the Group II Class B-1 Prepayment Percentage, Group II Class B-2 Prepayment Percentage, Group II Class B-3 Prepayment Percentage, Group II Class B-4 Prepayment Percentage, Group II Class B-5 Prepayment Percentage or Group II Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Principal Distribution Amount: Any of the Class B-1 Principal Distribution Amount, Class B-2 Principal Distribution Amount, Class B-3 Principal Distribution Amount, Class B-4 Principal Distribution Amount, Class B-5 Principal Distribution Amount or Class B-6 Principal Distribution Amount.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs first, second and third of Section 4.01(a)(ii).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(ii).

            Class B-1 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-1 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-1 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-1 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-1 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-1 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-1 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-1 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-1 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-1 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-1 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-1 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-1 Prepayment Percentage or Group II Class B-1 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the Original Class B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates
(A) pursuant to Paragraph third of Section 4.01(a)(ii) (including any principal otherwise payable to the Class B-1 Certificates used to pay any Class A-PO Deferred Amounts) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-1 Certificates are the most subordinate Certificates outstanding, the Class B-1 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the Aggregate Class A Non-PO Principal Balance as of such Determination Date.

            Class B-1 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraph third of Section 4.01(a)(ii).

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(ii).

            Class B-2 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs fourth, fifth and sixth of Section 4.01(a)(ii).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph fourth of Section 4.01(a)(ii).

            Class B-2 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-2 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-2 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-2 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-2 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-2 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-2 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-2 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-2 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-2 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-2 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-2 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-2 Prepayment Percentage or Group II Class B-2 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the Original Class B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates
(A) pursuant to Paragraph sixth of Section 4.01(a)(ii) (including any principal otherwise payable to the Class B-2 Certificates used to pay any Class A-PO Deferred Amounts) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-2 Certificates are the most subordinate Certificates outstanding, the Class B-2 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the sum of the Aggregate Class A Non-PO Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraph sixth of Section 4.01(a)(ii).

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph fifth of Section 4.01(a)(ii).

            Class B-3 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3 Certificateholder: The registered holder of a Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs seventh, eighth and ninth of Section 4.01(a)(ii).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph seventh of Section 4.01(a)(ii).

            Class B-3 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-3 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-3 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-3 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-3 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-3 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-3 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-3 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-3 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-3 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-3 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-3 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-3 Prepayment Percentage or Group II Class B-3 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the Original Class B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates
(A) pursuant to Paragraph ninth of Section 4.01(a)(ii) (including any principal otherwise payable to the Class B-3 Certificates used to pay any Class A-PO Deferred Amounts) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-3 Certificates are the most subordinate Certificates outstanding, the Class B-3 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the sum of the Aggregate Class A Non-PO Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraph ninth of Section 4.01(a)(ii).

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph eighth of Section 4.01(a)(ii).

            Class B-4 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4 Certificateholder: The registered holder of a Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs tenth, eleventh, and twelfth of Section 4.01(a)(ii).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph tenth of Section 4.01(a)(ii).

            Class B-4 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-4 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-4 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-4 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-4 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-4 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-4 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-4 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-4 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-4 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-4 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-4 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-4 Prepayment Percentage or Group II Class B-4 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the Original Class B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates
(A) pursuant to Paragraph twelfth of Section 4.01(a)(ii) (including any principal otherwise payable to the Class B-4 Certificates used to pay any Class A-PO Deferred Amounts) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-4 Certificates are the most subordinate Certificates outstanding, the Class B-4 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the sum of the Aggregate Class A Non-PO Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraph twelfth of Section 4.01(a)(ii).

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph eleventh of Section 4.01(a)(ii).

            Class B-5 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5 Certificateholder: The registered holder of a Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs thirteenth, fourteenth and fifteenth of Section 4.01(a)(ii).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph thirteenth of Section 4.01(a)(ii).

            Class B-5 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-5 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-5 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-5 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-5 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-5 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-5 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-5 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-5 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-5 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-5 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-5 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-5 Prepayment Percentage or Group II Class B-5 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the Original Class B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates
(A) pursuant to Paragraph fifteenth of Section 4.01(a)(ii) (including any principal otherwise payable to the Class B-5 Certificates used to pay any Class A-PO Deferred Amounts) and (B) as a result of a Principal Adjustment; provided, however, if the Class B-5 Certificates are the most subordinate Certificates outstanding, the Class B-5 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the sum of the Aggregate Class A Non-PO Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraph fifteenth of Section 4.01(a)(ii).

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph fourteenth of Section 4.01(a)(ii).

            Class B-6 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6 Certificateholder: The registered holder of a Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs sixteenth, seventeenth and eighteenth of Section 4.01(a)(ii).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph sixteenth of Section 4.01(a)(ii).

            Class B-6 Loan Group I Optimal Principal Amount: As to any Distribution Date, the Class B-6 Optimal Principal Amount calculated only with respect to Group I Mortgage Loans and without regard to the proviso thereto.

            Class B-6 Loan Group II Optimal Principal Amount: As to any Distribution Date, the Class B-6 Optimal Principal Amount calculated only with respect to Group II Mortgage Loans and without regard to the proviso thereto.

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

            (i) the Group I Class B-6 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-6 Percentage (with respect to each such Group II Mortgage Loan) of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class B-6 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-6 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class B-6 Prepayment Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-6 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

            (iv) the Group I Class B-6 Percentage (with respect to each such Group I Mortgage Loan) or Group II Class B-6 Percentage (with respect to each such Group II Mortgage Loan) of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I Class B-6 Prepayment Percentage or Group II Class B-6 Prepayment Percentage, as applicable, of the Non-PO Recovery for each Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the Class B-6 Principal Balance will equal the difference, if any, between the Aggregate Adjusted Pool Amount (Non-PO Portion) as of the preceding Distribution Date less the sum of the Aggregate Class A Non-PO Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraph eighteenth of Section 4.01(a)(ii).

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph seventeenth of Section 4.01(a)(ii).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a) hereof.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.15.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Combination    Group:    Each    Exchangeable    Combination   and
Exchangeable REMIC Combination having the same numerical designation as set forth on Exhibit W.

            Commission: The United States Securities and Exchange Commission.

            Compensating Interest: With respect to any Distribution Date, the least of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance for such Distribution Date and (c) the Available Master Servicing Compensation for such Distribution Date.

            Component: The Class I-A-PO Component or Class II-A-PO Component.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: With respect to (a) the Trustee, the office of the Trustee at which at any particular time its duties under this Agreement shall be administered, which office, at the date of the execution of this instrument, is located at 452 Fifth Avenue, New York, New York 10018, Attention:
CTLA - Structured Finance, WFMBS 2007-10 and (b) the Paying Agent, Certificate Registrar and Authenticating Agent, for Certificate transfer purposes at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479
Attn: Corporate Trust Services--WFMBS 2007-10, and for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045 Attn: Corporate Trust Services--WFMBS 2007-10.

            Corresponding Upper-Tier Class, Classes or Component: As to each of the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes or Component as follows:

------------------------------------------------------------------------------------------------------------

Uncertificated Lower-Tier Interest                     Corresponding Upper-Tier Class, Classes or Component
------------------------------------------------------------------------------------------------------------
Class I-A-L1 Interest                                  Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5,
                                                       Class I-A-6, Class I-A-7, Class I-A-12, Class
                                                       I-A-13, Class I-A-16, Class I-A-17, Class I-A-18,
                                                       Class I-A-19, Class I-A-20, Class I-A-21, Class
                                                       I-A-25, Class I-A-26, Class I-A-27, Class I-A-28,
                                                       Class I-A-29, Class I-A-32, Class I-A-33 and Class
                                                       I-A-34 Certificates and Class I-A-1 Tax Components

Class I-A-L8 Interest                                  Class I-A-8 and Class I-A-9 Certificates

Class I-A-L10 Interest                                 Class I-A-10 and Class I-A-11 Certificates

Class I-A-L14 Interest                                 Class I-A-14 and Class I-A-15 Certificates

Class I-A-L22 Interest                                 Class I-A-22, Class I-A-23 and Class I-A-24
                                                       Certificates

Class I-A-L30 Interest                                 Class I-A-30 Certificates

Class I-A-L31 Interest                                 Class I-A-31 Certificates

Class I-A-LPO Interest                                 Class I-A-PO Component

Class I-A-LUR Interest                                 Class I-A-R Certificate

Class II-A-L1 Interest                                 Class II-A-1, Class II-A-4, Class II-A-5, Class
                                                       II-A-6 and Class II-A-7 Certificates

Class II-A-L2 Interest                                 Class II-A-2 and Class II-A-3 Certificates

Class II-A-L8 Interest                                 Class II-A-8 Certificates

Class II-A-L9 Interest                                 Class II-A-9, Class II-A-10 and Class II-A-11
                                                       Certificates

Class II-A-LPO Interest                                Class II-A-PO Component

Class B-L1 Interest                                    Class B-1 Certificates

Class B-L2 Interest                                    Class B-2 Certificates

Class B-L3 Interest                                    Class B-3 Certificates

Class B-L4 Interest                                    Class B-4 Certificates

Class B-L5 Interest                                    Class B-5 Certificates

Class B-L6 Interest                                    Class B-6 Certificates

            Counterparty:  Bear Stearns Financial Products Inc.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs first, fourth, seventh, tenth, thirteenth and sixteenth of Section 4.01(a)(ii) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the Aggregate Non-PO Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the Aggregate Non-PO Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the Aggregate Non-PO Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the Aggregate Non-PO Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the Aggregate Non-PO Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Current Group I-A Interest Distribution Amount: As to any Distribution Date, the amount allocated in respect of the Classes of Group I-A Certificates pursuant to Paragraph first clause (A) of Section 4.01(a)(i) on such Distribution Date.

            Current Group II-A Interest Distribution Amount: As to any Distribution Date, the amount allocated in respect of the Classes of Group II-A Certificates pursuant to Paragraph first clause (B) of Section 4.01(a)(i) on such Distribution Date.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Group I or Group II Mortgage Loan which was the subject of a
Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the applicable Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by such Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the applicable Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by such Servicer through the last day of the month in which such Curtailment is received.

            CUSIP Number: With respect to each Certificate, the identification number provided by the CUSIP Service Bureau and appearing on the face of such Certificate.

            Custodial Agreement: The Custodial Agreement, dated as of June 28, 2007, among the Custodian, the Depositor, the Master Servicer and the Trustee, which agreement is attached hereto as Exhibit E, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Wells Fargo Bank, or its successor in interest under the Custodial Agreement. Initially, the custodial functions shall be performed by the Corporate Trust Services division of Wells Fargo Bank.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.01.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans as set forth in Section 11.02.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Interest Only Certificates) representing the principal portion of the Original Principal Balance or, in the case of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates, the Maximum Initial Principal Balance evidenced by such Certificate. As to the Interest Only Certificates, the amount specified on the face of each Certificate of such Class representing the portion of the Original Notional Amount of such Class.

            Depositor: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Group I Discount Mortgage Loan or Group II Discount Mortgage Loan.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Distribution Date Statement: As defined in Section 4.04(a).

            Document Transfer Date: The 60th day following the occurrence of a Document Transfer Event.

            Document Transfer Event: The occurrence of either of the following:
(i) Wells Fargo Bank is no longer the Servicer of any of the Mortgage Loans or
(ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than "BBB-" by Fitch.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each Rating Agency, (ii) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) such other account that is acceptable to each of the Rating Agencies and would not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC or result in the imposition of any federal tax on the Upper-Tier REMIC or the Lower-Tier REMIC. If an account ceases to be an Eligible Account under clause (i) the account will be moved within 30 days to a depository meeting the ratings criteria.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or Master Servicer or any affiliate of the Trustee or Master Servicer or for which the Trustee or Master Servicer or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency rating such fund.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Exchangeable Certificate Grantor Trust Account: The sub-account of the Certificate Account designated by the Master Servicer pursuant to Section 4.05.

            Exchangeable Certificates: The Class I-A-35, Class I-A-36, Class I-A-37, Class I-A-38, Class I-A-39, Class I-A-40, Class I-A-41 and Class II-A-12 Certificates.

            Exchangeable Classes: The Class or Classes of Exchangeable Certificates.

            Exchangeable Combination: Any of Exchangeable Combination 1, Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination 4, Exchangeable Combination 5, Exchangeable Combination 6 or Exchangeable Combination 7, as applicable.

            Exchangeable Combination 1: The Class I-A-35 Certificates.

            Exchangeable Combination 2: The Class I-A-36 Certificates.

            Exchangeable Combination 3: The Class I-A-37 Certificates.

            Exchangeable Combination 4: The Class I-A-38 Certificates.

            Exchangeable Combination 5: The Class I-A-39 Certificates.

            Exchangeable Combination 6: The Class I-A-40 and Class I-A-41 Certificates.

            Exchangeable Combination 7: The Class II-A-12 Certificates.

            Exchangeable REMIC Certificates: The Class I-A-1, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class II-A-2 and Class II-A-3 Certificates.

            Exchangeable REMIC Classes: The Class or Classes of Exchangeable REMIC Certificates.

            Exchangeable REMIC Combination: Any of Exchangeable REMIC Combination 1, Exchangeable REMIC Combination 2, Exchangeable REMIC Combination 3, Exchangeable REMIC Combination 4, Exchangeable REMIC Combination 5, Exchangeable REMIC Combination 6 or Exchangeable REMIC Combination 7, as applicable.

            Exchangeable REMIC Combination 1: The Class I-A-25 and Class I-A-26 Certificates.

            Exchangeable REMIC Combination 2: The Class I-A-14 and Class I-A-15 Certificates.

            Exchangeable REMIC Combination 3: The Class I-A-16, Class I-A-17 and Class I-A-18 Certificates.

            Exchangeable REMIC Combination 4: The Class I-A-25, Class I-A-26 and Class I-A-27 Certificates.

            Exchangeable REMIC Combination 5: The Class I-A-23 and Class I-A-24 Certificates.

            Exchangeable REMIC Combination 6: The Class I-A-1 Certificates.

            Exchangeable REMIC Combination 7: The Class II-A-2 and Class II-A-3 Certificates.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Class A Certificates and Class B Certificates is July 25, 2037, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fitch: Fitch Ratings, or its successor in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.000%,
(b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of the rates described in clauses (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (a) 6.000%, (b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate.

            Form 8-K: A Current Report on Form 8-K under the Exchange Act.

            Form 8-K Disclosure Information: As defined in Section 3.12(c).

            Form 10-D: An Asset-Backed Issuer Distribution Report on Form 10-D under the Exchange Act.

            Form 10-K: An Annual Report on Form 10-K under the Exchange Act.

            Form 15: A Form 15 Suspension Notification under the Exchange Act.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Grantor Trust: That portion of the Trust exclusive of the REMICs consisting of (a) the right of the Class I-A-28 Certificates to receive amounts from the Reserve Fund, (b) the Yield Maintenance Agreement and the Reserve Fund and (c) any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto.

            Group: Either of Group I or Group II.

            Group I: The Group I-A Certificates and the Class I-A-PO Component.

            Group I Adjusted Pool Amount: With respect to any Distribution Date, the aggregate of the Cut-Off Date Principal Balances of the Group I Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Group I Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Group I Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group I Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group I Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date, the difference between the Group I Adjusted Pool Amount and the Group I Adjusted Pool Amount (PO Portion).

            Group I Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans that are Group I Mortgage Loans: the product of (i) the PO Fraction for each such Group I Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus
(B) the sum of (x) all amounts in respect of principal received in respect of such Group I Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Group I Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group I Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group I Class B Percentage: Any of the Group I Class B-1 Percentage, Group I Class B-2 Percentage, Group I Class B-3 Percentage, Group I Class B-4 Percentage, Group I Class B-5 Percentage or Group I Class B-6 Percentage.

            Group I Class B Prepayment Percentage: Any of the Group I Class B-1 Prepayment Percentage, Group I Class B-2 Prepayment Percentage, Group I Class B-3 Prepayment Percentage, Group I Class B-4 Prepayment Percentage, Group I Class B-5 Prepayment Percentage or Group I Class B-6 Prepayment Percentage.

            Group I Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group I Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group I Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group I Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group I Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-2 Percentage for such Distribution Date will be zero.

            Group I Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-3 Percentage for such Distribution Date will be zero.

            Group I Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-4 Percentage for such Distribution Date will be zero.

            Group I Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-5 Percentage for such Distribution Date will be zero.

            Group I Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-6 Percentage for such Distribution Date will be zero.

            Group I Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Group I Discount Mortgage Loan: A Group I Mortgage Loan with a Net Mortgage Interest Rate of less than 6.000%.

            Group I Mortgage Loans: Those Mortgage Loans identified in the Mortgage Loan Schedule as Group I Mortgage Loans.

            Group I Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Group I Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group I Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Group I Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and
(ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group I Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Group I-A Certificates, Class I-A-PO Component, Related Exchangeable Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Group I Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Group I Mortgage Loan by the Depositor and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made with respect to Group I Mortgage Loans by a Servicer pursuant to the related Servicing Agreement or Periodic Advances with respect to Group I Mortgage Loans made by the Master Servicer or the Trustee pursuant to Section 3.03, (iii) any remaining Reimbursement Amount with respect to a Group I Mortgage Loan as provided in Section 4.01(a)(ii) and (iv) all other amounts (including any Insurance Proceeds and Compensating Interest) with respect to a Group I Mortgage Loan required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

                  (a) amounts received as late payments of principal or interest with respect to a Group I Mortgage Loan and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

                  (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances with respect to a Group I Mortgage Loan by the Master Servicer or the Trustee;

                  (c) that portion of each payment of interest on a particular Group I Mortgage Loan which represents (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

                  (d) all amounts representing scheduled payments of principal and interest on Group I Mortgage Loans due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (e) all Unscheduled Principal Receipts received by the Servicers with respect to Group I Mortgage Loans after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (f) all repurchase proceeds with respect to Group I Mortgage Loans repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the Substitution Principal Amounts with respect to any Group I Mortgage Loans for which Group I Mortgage Loans were substituted on or following the Determination Date in the month in which such Distribution Date occurs;

                  (g) that portion of Liquidation Proceeds and REO Proceeds with respect to any Group I Mortgage Loan which represents (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

                  (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

                  (i) Liquidation Profits in respect of Group I Mortgage Loans;

                  (j) Month End Interest in respect of Group I Mortgage Loans;

                  (k) all amounts reimbursable to a Servicer for PMI Advances in respect of Group I Mortgage Loans; and

                  (l) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Group I Mortgage Loans, to the extent not covered by clauses (a) through (k) above, or not required to be deposited in the Certificate Account under this Agreement.

            Group I Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balance of all Group I Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Group I Scheduled Principal Amount: The sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses I(y)(i) and I(y)(iv) of the definition of Group I-A Non-PO Optimal Principal Amount.

            Group I Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group I-A Percentage for such date.

            Group I Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group I-A Prepayment Percentage for such date.

            Group I Unscheduled Principal Amount: The sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses I(y)(ii) and I(y)(iii) of the definition of Group I-A Non-PO Optimal Principal Amount.

            Group II: The Group II-A Certificates and the Class II-A-PO
Component.

            Group II Adjusted Pool Amount: With respect to any Distribution Date, the aggregate of the Cut-Off Date Principal Balances of the Group II Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Group II Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Group II Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group II Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group II Adjusted Pool Amount (Non-PO Portion): With respect to any Distribution Date, the difference between the Group II Adjusted Pool Amount and the Group II Adjusted Pool Amount (PO Portion).

            Group II Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans that are Group II Mortgage Loans: the product of (i) the PO Fraction for each such Group II Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus
(B) the sum of (x) all amounts in respect of principal received in respect of such Group II Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Group II Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group II Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group II Class B Percentage: Any one of the Group II Class B-1 Percentage, Group II Class B-2 Percentage, Group II Class B-3 Percentage, Group II Class B-4 Percentage, Group II Class B-5 Percentage or Group II Class B-6 Percentage.

            Group II Class B Prepayment Percentage: Any of the Group II Class B-1 Prepayment Percentage, Group II Class B-2 Prepayment Percentage, Group II Class B-3 Prepayment Percentage, Group II Class B-4 Prepayment Percentage, Group II Class B-5 Prepayment Percentage or Group II Class B-6 Prepayment Percentage.

            Group II Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group II Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group II Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group II Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group II Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-2 Percentage for such Distribution Date will be zero.

            Group II Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-3 Percentage for such Distribution Date will be zero.

            Group II Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-4 Percentage for such Distribution Date will be zero.

            Group II Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-5 Percentage for such Distribution Date will be zero.

            Group II Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-6 Percentage for such Distribution Date will be zero.

            Group II Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Group II Discount Mortgage Loan: A Group II Mortgage Loan with a Net Mortgage Interest Rate of less than 6.000%.

            Group II Mortgage Loans: Those Mortgage Loans identified in the Mortgage Loan Schedule as Group II Mortgage Loans.

            Group II Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Group II Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group II Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Group II Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and
(ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group II Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Group II-A Certificates, Class II-A-PO Component, Related Exchangeable Certificates and Class B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Group II Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Group II Mortgage Loan by the Depositor and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made with respect to Group II Mortgage Loans by a Servicer pursuant to the related Servicing Agreement or Periodic Advances with respect to Group II Mortgage Loans made by the Master Servicer or the Trustee pursuant to Section 3.03, (iii) any remaining Reimbursement Amount with respect to a Group II Mortgage Loan as provided in Section 4.01(a)(ii) and (iv) all other amounts (including any Insurance Proceeds and Compensating Interest) with respect to a Group II Mortgage Loan required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

                  (a) amounts received as late payments of principal or interest with respect to a Group II Mortgage Loan and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

                  (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances with respect to a Group II Mortgage Loan by the Master Servicer or the Trustee;

                  (c) that portion of each payment of interest on a particular Group II Mortgage Loan which represents (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

                  (d) all amounts representing scheduled payments of principal and interest on Group II Mortgage Loans due after the Due Date occurring in the month in which such Distribution Date occurs;

                  (e) all Unscheduled Principal Receipts received by the Servicers with respect to Group II Mortgage Loans after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

                  (f) all repurchase proceeds with respect to Group II Mortgage Loans repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08 on or following the Determination Date in the month in which such Distribution Date occurs and the Substitution Principal Amounts with respect to any Group II Mortgage Loans for which Group II Mortgage Loans were substituted on or following the Determination Date in the month in which such Distribution Date occurs;

                  (g) that portion of Liquidation Proceeds and REO Proceeds with respect to any Group II Mortgage Loan which represents (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

                  (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

                  (i) Liquidation Profits in respect of Group II Mortgage Loans;

                  (j) Month End Interest in respect of Group II Mortgage Loans;

                  (k) all amounts reimbursable to a Servicer for PMI Advances in respect of Group II Mortgage Loans; and

                  (l) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Group II Mortgage Loans, to the extent not covered by clauses (a) through (k) above, or not required to be deposited in the Certificate Account under this Agreement.

            Group II Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balance of all Group II Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Group II Scheduled Principal Amount: The sum for each outstanding Group II Mortgage Loan (including each defaulted Group II Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses I(y)(i) and I(y)(iv) of the definition of Group II-A Non-PO Optimal Principal Amount.

            Group II Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group II-A Percentage for such date.

            Group II Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group II-A Prepayment Percentage for such date.

            Group II Unscheduled Principal Amount: The sum for each outstanding Group II Mortgage Loan (including each defaulted Group II Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses I(y)(ii) and I(y)(iii) of the definition of Group II-A Non-PO Optimal Principal Amount.

            Group I-A Accrual Certificate: Either of the Class I-A-13 or Class I-A-18 Certificates.

            Group I-A Certificate: Any Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33, Class I-A-34 or Class I-A-R Certificate.

            Group I-A Distribution Amount: As to any Distribution Date and any Class of Group I-A Certificates (other than the Class I-A-9 (for Distribution Dates prior to January 2009), Class I-A-11, Class I-A-13, Class I-A-18 and Class I-A-30 Certificates), the amount allocable to such Class of Group I-A Certificates pursuant to Paragraphs first clause (A), second clause (A) and third clause (A)(1) of Section 4.01(a)(i). As to any Class of Group I-A Accrual Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount allocable to such Class of Certificates pursuant to the provisos in Paragraphs first clause (A) and second clause (A) of Section 4.01(a)(i) and Paragraph third clause (A)(1) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount allocable to such Class of Accrual Certificates pursuant to Paragraphs first clause (A), second clause (A) and third clause (A)(1) of Section 4.01(a)(i). As to any Distribution Date prior to January 2009 and the Class I-A-9 Certificates, the amount allocable to the Class I-A-9 Certificates pursuant to Paragraph third clause (A)(1) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and the Class I-A-11 Certificates, the amount allocable to such Class pursuant to Paragraphs first clause (A) and second clause (A) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and the Class I-A-30 Certificates, the amount allocable to the Class I-A-30 Certificates pursuant to Paragraph third clause
(A)(1) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and the Class I-A-PO Component, the amount allocable to the Class A-PO Certificates with respect to the Class I-A-PO Component pursuant to Paragraphs third clause (A)(2) and fourth clause (A) of Section 4.01(a)(i) on such Distribution Date.

            Group I-A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Group I-A Certificates with respect to such Distribution Date.

            Group I-A Interest Percentage: As to any Distribution Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Group I-A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Group I-A Interest Shortfall Amount: As to any Distribution Date and any Class of Group I-A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributable in respect of such Class on such Distribution Date pursuant to Paragraph first clause (A) of Section 4.01(a)(i), including, in the case of the Group I-A Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the applicable Accrual Distribution Amount pursuant to clause (A)(i) of the definition thereof.

            Group I-A Interest Shortfall Percentage: As to any Distribution Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Group I-A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

            Group I-A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Group I-A Non-PO Principal Balance (less the Principal Balances of the Classes of Group I-A Accrual Certificates) and (ii) with respect to a Class of Group I-A Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Group I-A Loss Percentage: As to any Determination Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Group I-A Accrual Certificates, the Original Principal Balance of such Class of Accrual Certificates, if lower) by the Group I-A Loss Denominator (determined without regard to any such Principal Balance of any Class of Group I-A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Group I-A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Group I-A Interest Accrual Amount,
(ii) the Aggregate Group I-A Unpaid Interest Shortfall and (iii) the Group I-A Non-PO Optimal Principal Amount.

            Group I-A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Group I-A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

                  (ii) the Group I-A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Group I-A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

                  (iv) the Group I-A Percentage of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group I-A Prepayment Percentage of the Non-PO Recovery for Loan Group I for such Distribution Date.

            Group I-A Non-PO Principal Balance: As of any date, an amount equal to the Group I-A Principal Balance less the Principal Balance of the Class I-A-PO Component.

            Group I-A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributable in respect of the Classes of Group I-A Certificates pursuant to Paragraph third clause (A)(1) of Section 4.01(a)(i).

            Group I-A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Group I-A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Group I Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Group I-A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Group I-A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in June 2012, 100%. As to any Distribution Date subsequent to June 2012 to and including the Distribution Date in June 2013, the Group I-A Percentage as of such Distribution Date plus 70% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2013 to and including the Distribution Date in June 2014, the Group I-A Percentage as of such Distribution Date plus 60% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2014 to and including the Distribution Date in June 2015, the Group I-A Percentage as of such Distribution Date plus 40% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2015 to and including the Distribution Date in June 2016, the Group I-A Percentage as of such Distribution Date plus 20% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2016, the Group I-A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Group I-A Certificates on any Distribution Date of the Group I-A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Group I-A Non-PO Principal Balance below zero, the Group I-A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Group I-A Non-PO Principal Balance to zero and thereafter the Group I-A Prepayment Percentage shall be zero and (ii) if the Aggregate Class A Percentage as of any Distribution Date is greater than the Original Aggregate Class A Percentage, the Group I-A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Group I-A Prepayment Percentage described in the second through sixth sentences of this definition of Group I-A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Group I-A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Group I-A Prepayment Percentage for the Distribution Date occurring in the June preceding such Distribution Date (it being understood that for the purposes of the determination of the Group I-A Prepayment Percentage for the current Distribution Date, the current Group I-A Percentage and Group I Subordinated Percentage shall be utilized).

            No reduction in the Group I-A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2012 and June 2013, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2013 and June 2014, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2014 and June 2015, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2015 and June 2016, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after July 2016. With respect to any Distribution Date on which the Group I-A Prepayment Percentage is reduced below the Group I-A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Group I-A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Group I-A Certificates and the Class I-A-PO Component.

            Group II-A Accrual Certificate: The Class II-A-7 Certificates.

            Group II-A Certificate: Any Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10 or Class II-A-11 Certificate.

            Group II-A Distribution Amount: As to any Distribution Date and any Class of Group II-A Certificates (other than the Class II-A-7 and Class II-A-8 Certificates), the amount allocable to such Class of Group II-A Certificates pursuant to Paragraphs first clause (B), second clause (B) and third clause
(B)(1) of Section 4.01(a)(i). As to the Group II-A Accrual Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount allocable to such Class pursuant to the provisos in Paragraphs first clause (B) and second clause (B) of Section 4.01(a)(i) and Paragraph third clause (B)(1) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount allocable to such Class of Accrual Certificates pursuant to Paragraphs first clause (B), second clause (B) and third clause (B)(1) of Section 4.01(a)(i). As to any Distribution Date and the Class II-A-8 Certificates, the amount allocable to the Class II-A-8 Certificates pursuant to Paragraph third clause (B)(1) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and the Class II-A-PO Component, the amount allocable to the Class A-PO Certificates with respect to the Class II-A-PO Component pursuant to Paragraphs third clause (B)(2) and fourth clause (B) of Section 4.01(a)(i) on such Distribution Date.

            Group II-A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Group II-A Certificates with respect to such Distribution Date.

            Group II-A Interest Percentage: As to any Distribution Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Group II-A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Group II-A Interest Shortfall Amount: As to any Distribution Date and any Class of Group II-A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributable in respect of such Class on such Distribution Date pursuant to Paragraph first clause (B) of Section 4.01(a)(i), including, in the case of a Class of Group II-A Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (B)(i) of the definition thereof.

            Group II-A Interest Shortfall Percentage: As to any Distribution Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Group II-A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

            Group II-A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Group II-A Non-PO Principal Balance (less the Principal Balance of the Group II-A Accrual Certificates) and (ii) with respect to the Group II-A Accrual Certificates, the lesser of the Principal Balance of such Class and the Original Principal Balance of such Class.

            Group II-A Loss Percentage: As to any Determination Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of the Group II-A Accrual Certificates, the Original Principal Balance of such Class, if lower) by the Group II-A Loss Denominator (determined without regard to any such Principal Balance of any Class of Group II-A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Group II-A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Group II-A Interest Accrual Amount,
(ii) the Aggregate Group II-A Unpaid Interest Shortfall and (iii) the Group II-A Non-PO Optimal Principal Amount.

            Group II-A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

                  (i) the Group II-A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

                  (ii) the Group II-A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

                  (iii) the Group II-A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Depositor pursuant to Section 2.02, 2.03 or 3.08; and

                  (iv) the Group II-A Percentage of the Substitution Principal Amount with respect to each Mortgage Loan for which a Mortgage Loan was substituted during the one month period ending on the day preceding the Determination Date for such Distribution Date, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan for which a Mortgage Loan was substituted; and

      (II) the Group II-A Prepayment Percentage of the Non-PO Recovery for Loan Group II for such Distribution Date.

            Group II-A Non-PO Principal Balance: As of any date, an amount equal to the Group II-A Principal Balance less the Principal Balance of the Class II-A-PO Component.

            Group II-A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributable in respect of the Classes of Group II-A Certificates pursuant to Paragraph third clause (B)(1) of Section 4.01(a)(i).

            Group II-A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Group II-A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Group II Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Group II-A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Group II-A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in June 2012, 100%. As to any Distribution Date subsequent to June 2012 to and including the Distribution Date in June 2013, the Group II-A Percentage as of such Distribution Date plus 70% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2013 to and including the Distribution Date in June 2014, the Group II-A Percentage as of such Distribution Date plus 60% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2014 to and including the Distribution Date in June 2015, the Group II-A Percentage as of such Distribution Date plus 40% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2015 to and including the Distribution Date in June 2016, the Group II-A Percentage as of such Distribution Date plus 20% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to June 2016, the Group II-A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Group II-A Certificates on any Distribution Date of the Group II-A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Group II-A Non-PO Principal Balance below zero, the Group II-A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Group II-A Non-PO Principal Balance to zero and thereafter the Group II-A Prepayment Percentage shall be zero and (ii) if the Aggregate Class A Percentage as of any Distribution Date is greater than the Original Aggregate Class A Percentage, the Group II-A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Group II-A Prepayment Percentage described in the second through sixth sentences of this definition of Group II-A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Group II-A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Group II-A Prepayment Percentage for the Distribution Date occurring in the June preceding such Distribution Date (it being understood that for the purposes of the determination of the Group II-A Prepayment Percentage for the current Distribution Date, the current Group II-A Percentage and Group II Subordinated Percentage shall be utilized).

            No reduction in the Group II-A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the Class B Principal Balance or (b) cumulative Realized Losses on the Mortgage Loans exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2012 and June 2013, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2013 and June 2014, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2014 and June 2015, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including July 2015 and June 2016, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after July 2016. With respect to any Distribution Date on which the Group II-A Prepayment Percentage is reduced below the Group II-A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Group II-A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Group II-A Certificates and the Class II-A-PO Component.

            Group A Non-PO Principal Balance: Either of the Group I-A Non-PO Principal Balance or Group II-A Non-PO Principal Balance.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Depositor, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Depositor, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class I-A-9 Certificates (for Distribution Dates prior to January 2009), the Classes of Principal Only Certificates and the Exchangeable Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class or, in the case of the Interest Only Certificates, the Notional Amount, as of the Determination Date immediately preceding such Distribution Date minus (ii) the sum of (A) the Group I-A Interest Percentage or the Group II-A Interest Percentage, as applicable, of such Class of the interest portion of any Realized Losses allocated to the Group I-A Certificates or Group II-A Certificates, as applicable, on or after the Subordination Depletion Date pursuant to Section 4.02(c) and (B) the Class A Interest Percentage of such Class of any Non-Supported Interest Shortfall or Relief Act Shortfall allocated to the Class A Certificates with respect to such Distribution Date. For Distribution Dates prior to January 2009, the Class I-A-9 Certificates have no Interest Accrual Amount. The Principal Only Certificates and Exchangeable Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of the sum of any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B Certificates with respect to such Distribution Date.

            Interest Only Certificates: The Class I-A-11 Certificates.

            Letter of Credit: As defined in the Wells Fargo Bank Servicing Agreement

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month U.S. dollar deposits, as determined by the Paying Agent on the related Rate Determination Date in accordance with Section 4.07.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England and the City of New York.

            LIBOR Certificates: Any of the Class I-A-14, Class I-A-15, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-39, Class I-A-40, Class I-A-41, Class II-A-2 and Class II-A-3 Certificates.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances (including Periodic Advances) expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan Group: Either of Loan Group I or Loan Group II.

            Loan Group I: The Group I Mortgage Loans.

            Loan Group II: The Group II Mortgage Loans.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 4.01(a)(iii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans, such amounts as shall from time to time be held in the Certificate Account, the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Wells Fargo Bank, or its successor in interest. Initially, the Master Servicer functions shall be performed by the Corporate Trust Services division of Wells Fargo Bank.

            Master Servicer Errors and Omissions Policy: An insurance policy covering losses caused by errors or omissions of the Master Servicer and its personnel.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to the Master Servicing Fee Rate of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.19.

            Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

            Maximum Initial Principal Balance: As to each Class of Exchangeable REMIC Certificates and Exchangeable Certificates, the Original Principal Balance for such Class set forth in Section 11.04.

            Maximum Principal Balance: As of any Determination Date and Class of Exchangeable Certificates, the portion of the Maximum Initial Principal Balance that would be outstanding on any date assuming all Related Exchangeable REMIC Certificates had been exchanged on the Closing Date.

            MERS: The Mortgage Electronic Registration Systems, Inc.

            MERS Mortgage Loan: Any MOM Mortgage Loan or any other Mortgage Loan as to which MERS is (or is intended to be) the mortgagee of record and as to which a MIN has been assigned.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            MIN: A MERS Mortgage Identification Number assigned to a Mortgage Loan registered under MERS.

            MOM: A Mortgage Loan where the related Mortgage names MERS as the original mortgagee thereof, as to which a MIN has been assigned, and which Mortgage has not been assigned to any other person.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Moody's: Moody's Investors Service, Inc. or its successor in interest.

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of June 28, 2007 between Wells Fargo Bank, as seller, and the Depositor, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list delivered by the Depositor to the Trustee, the Master Servicer and the Custodian of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02 or 2.03 and which list shall set forth at a minimum the following information as of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

            (i)   the Mortgage Loan identifying number;

            (ii)  the city, state and zip code of the Mortgaged Property;

            (iii) the type of property;

            (iv)  the Mortgage Interest Rate;

            (v)   the Net Mortgage Interest Rate;

            (vi)  the Monthly Payment;

            (vii) the original number of months to maturity;

            (viii) the scheduled maturity date;

            (ix)  the Cut-Off Date Principal Balance;

            (x)   the Loan-to-Value Ratio at origination;

            (xi)  whether such Mortgage Loan is a Subsidy Loan;

            (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

            (xiii) the applicable Servicing Fee Rate;

            (xiv) the Master Servicing Fee Rate;

            (xv)  the Fixed Retained Yield Rate, if applicable;

            (xvi) in the case of any Mortgage Loan initially serviced by Wells
                  Fargo Bank, whether such Mortgage Loan is a Type 1 Mortgage Loan or a Type 2 Mortgage Loan;

            (xvii) the name of the Servicer; and

            (xviii) whether such Mortgage Loan is a Group I Mortgage Loan or
                    Group II Mortgage Loan.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01(a) and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.18 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.19 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the applicable Servicer.

            NMWHFIT: A "Non-Mortgage Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(12) or successor provisions.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Mortgage Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.000%.

            Non-PO Recovery: As to any Distribution Date and each Loan Group, the amount of all Recoveries for Group I Mortgage Loans or Group II Mortgage Loans, as applicable, received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class I-A-PO Recovery or Class II-A-PO Recovery, as applicable, for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the applicable Servicer, the Master Servicer or the Trustee, as the case may be, and which the applicable Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the applicable Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of such Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Mortgage Loans for such Distribution Date and (ii) Curtailment Interest Shortfalls with respect to such Mortgage Loans for such Distribution Date. With respect to each Distribution Date occurring on or after the Subordination Depletion Date, the Non-Supported Interest Shortfall for the Mortgage Loans, as applicable, determined pursuant to the preceding sentence will be increased by the amount of any Subordination Depletion Date Interest Shortfall with respect to the Mortgage Loans for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated (a) to the Class A Certificates (other than the Class I-A-9 (for Distribution Dates prior to January 2009), Class I-A-30, Class II-A-8, Class A-PO and Exchangeable Certificates) according to the percentage obtained by dividing the Aggregate Class A Non-PO Principal Balance by the Aggregate Non-PO Principal Balance and
(b) to the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the Aggregate Non-PO Principal Balance.

            Non-U.S. Person: As defined in Section 4.01(g).

            Notional Amount: The Class I-A-11 Notional Amount.

            NYCEMA: A New York Consolidation, Extension and Modification Agreement.

            Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers, Assistant Secretaries or any other duly authorized officer of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Depositor, a Servicer or the Master Servicer, or any affiliate of the Depositor, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Non-PO Certificates would be subject to further reduction as a result of the third sentence of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Aggregate Class A Percentage: The Aggregate Class A Percentage as of the Cut-Off Date as set forth in Section 11.07.

            Original Class I-A-11 Notional Amount: The Original Class I-A-11 Notional Amount as set forth in Section 11.04(a).

            Original Aggregate Non-PO Principal Balance: The Aggregate Non-PO Principal Balance as of the Cut-Off Date, as set forth in Section 11.05.

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance, as set forth in Section 11.08.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.10.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.11.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.12.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.13.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.14.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.09.

            Original Group I-A Percentage: The Group I-A Percentage as of the Cut-Off Date, as set forth in Section 11.03(a).

            Original Group II-A Percentage: The Group II-A Percentage as of the Cut-Off Date, as set forth in Section 11.03(b).

            Original Notional Amount: The Original Notional Amount for the Class I-A-11 Certificates set forth in Section 11.04(a).

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05, either of the Original Component Principal Balances of the Class A-PO Components as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance, as set forth in Section 11.09.

            Other Servicer: Any of the Servicers other than Wells Fargo Bank.

            Other Servicer Mortgage Loan: Any of the Mortgage Loans, if any, identified on the Mortgage Loan Schedule as serviced by an Other Servicer, as such Mortgage Loan Schedule may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.03, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the Wells Fargo Bank Servicing Agreement.

            Outstanding Certificate: Any Outstanding Exchangeable Certificate or Outstanding Exchangeable REMIC Certificate.

            Outstanding Exchangeable Certificate: Any Exchangeable Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable Certificate pursuant to Section 5.04 hereof, the Exchangeable Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable Certificate, and each Exchangeable REMIC Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable REMIC Certificate.

            Outstanding Exchangeable REMIC Certificate: Any Exchangeable REMIC Certificate issued hereunder; provided, however, that upon the exchange of any Exchangeable REMIC Certificate pursuant to Section 5.04 hereof, the Exchangeable REMIC Certificate so exchanged shall be deemed no longer to be an Outstanding Exchangeable REMIC Certificate, and the Exchangeable Certificate issued in exchange therefor shall be deemed to be an Outstanding Exchangeable Certificate.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Depositor prior to such Due Date pursuant to Section 2.02, 2.03 or 3.08.

            Owner Mortgage Loan File: A file maintained by the Custodian for each Mortgage Loan that contains the documents specified in Section 2.01(a) and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PAC I Certificates: The Class I-A-5 and Class I-A-6 Certificates.

            PAC I Group: The PAC I Certificates.

            PAC I Principal Amount: As defined in Section 4.01(c).

            PAC II Certificates: The Class I-A-7 Certificates.

            PAC II Principal Amount: As defined in Section 4.01(c).

            PAC III Certificates: The Class I-A-10 and Class I-A-12
Certificates.

            PAC III Group: The PAC III Certificates.

            PAC III Principal Amount: As defined in Section 4.01(c).

            PAC IV Certificates: The Class I-A-19 and Class I-A-20 Certificates.

            PAC IV Group: The PAC IV Certificates.

            PAC IV Principal Amount: As defined in Section 4.01(c).

            PAC V Certificates: The Class I-A-23 Certificates.

            PAC V Principal Amount: As defined in Section 4.01(c).

            PAC Group: Any of the PAC I Group, PAC III Group or PAC IV Group.

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be the Trustee. The initial Paying Agent is appointed in
Section 4.03(b).

            Paying Agent Agreement: As defined in Section 4.03(b).

            Payment Account: The account maintained pursuant to Section 4.03(a).

            Percentage Interest: With respect to a Class A Certificate of a Class (other than the Interest Only Certificates), the undivided percentage interest obtained by dividing the Denomination of such Certificate by the Original Principal Balance of such Class of Class A Certificates (or the Maximum Initial Principal Balance in the case of a Class of Exchangeable REMIC Certificates or Exchangeable Certificates). With respect to an Interest Only Certificate of a Class, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Interest Only Certificate by the Original Notional Amount of such Class of Interest Only Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the Denomination of such Certificate by the Original Principal Balance of such Class of Class B Certificates. Notwithstanding the foregoing, for purposes of making actual distributions of principal or interest, allocating losses or allocating Voting Interest among the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of a Class, the Percentage Interest refers to each Outstanding Certificate's proportionate share of such actual distributions, Realized Losses or Voting Interests based on the proportion that such Certificate's Percentage Interest, as defined in the first two sentences bears to the aggregate Percentage Interest as defined in the first two sentences of all the Outstanding Exchangeable REMIC Certificates or Outstanding Exchangeable Certificates of such Class.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Remittance Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder on any Distribution Date, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Servicemembers Civil Relief Act, as it may be amended from time to time, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances. For purposes of the preceding sentence, the Monthly Payment on each Balloon Loan with a delinquent Balloon Payment is equal to the assumed monthly payment that would have been due on the related Due Date based on the original principal amortization schedule for such Balloon Loan.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            Pledge Holder: As defined in the Wells Fargo Bank Servicing
Agreement.

            Pledged Asset Mortgage Loans: The Mortgage Loans listed on Exhibit Q for which Letters of Credit have been issued.

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            PO Recoveries: Any of the Class I-A-PO Recoveries or the Class II-A-PO Recoveries.

            Pool Balance (Non-PO Portion): The sum of the Group I Pool Balance (Non-PO Portion) and the Group II Pool Balance (Non-PO Portion).

            Pool Balance (PO Portion): The sum of the Group I Pool Balance (PO Portion) and the Group II Pool Balance (PO Portion).

            Pool Scheduled Principal Balance: As to any Distribution Date, the sum of the Group I Pool Scheduled Principal Balance and the Group II Pool Scheduled Principal Balance.

            Pool Scheduled Principal Balance: The sum of the Group I Pool Scheduled Principal Balance and Group II Pool Scheduled Principal Balance.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                           Prepayment
                                                             Shift
  Distribution Date Occurring In                           Percentage
  -------------------------------                          -----------
  July 2007 through June 2012............................          0%

  July 2012 through June 2013............................         30%

  July 2013 through June 2014............................         40%

  July 2014 through June 2015............................         60%

  July 2015 through June 2016............................         80%

  July 2016 and thereafter...............................        100%

            Principal Adjustment: In the event that the Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than a Class of Exchangeable Certificates or Interest Only Certificates or the Class A-PO Certificates) or Component, the Original Principal Balance of such Class or Component or, in the case of a Class of Exchangeable REMIC Certificates, the Maximum Initial Principal Balance of such Class. As of any subsequent Determination Date prior to the Subordination Depletion Date and as to any Class of Class A Non-PO Certificates (other than a Class of Interest Only Certificates), the Original Principal Balance or, in the case of a Class of Exchangeable REMIC Certificates, the Maximum Initial Principal Balance of such Class, (increased in the case of a Class of Accrual Certificates by the applicable Accrual Distribution Amounts with respect to prior Distribution Dates) less the sum of all amounts previously allocated to such Class on prior Distribution Dates (i) pursuant to Paragraph third clauses
(A)(1) and (B)(1) of Section 4.01(a)(i), as applicable, (ii) pursuant to the provisos in Paragraphs first clause (A) and second clause (A) and first clause
(B) and second clause (B) of Section 4.01(a)(i), as applicable, (iii) pursuant to clause (iii) of Section 4.01(b) and (iv) as a result of a Principal Adjustment. After the Subordination Depletion Date, each such Principal Balance of a Class of Class A Non-PO Certificates will also be reduced (if clause (a) is greater than clause (b)) or increased (if clause (a) is less than clause (b)) on each Determination Date by an amount equal to the product of the Group I-A Loss Percentage or Group II-A Loss Percentage, as applicable, of such Class and the difference, if any, between (a) the Group I-A Non-PO Principal Balance or Group II-A Non-PO Principal Balance, as applicable, as of such Determination Date without regard to this sentence and (b) the Group I Adjusted Pool Amount (Non-PO Portion) or Group II Adjusted Pool Amount (Non-PO Portion), as applicable, for the preceding Distribution Date; provided, however, that the amount of any such reduction for the Class I-A-1, Class I-A-2, Class I-A-5, Class I-A-6, Class I-A-12, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-22, Class I-A-29, Class I-A-32 and Class I-A-34 Certificates will be decreased by the Class I-A-28 Loss Allocation Amount and the Class I-A-33 Loss Amount and the amount of any such reduction for the Class II-A-5, Class II-A-6, Class II-A-9 and Class II-A-11 Certificates will be decreased by the Class II-A-10 Loss Allocation Amount. After the Subordination Depletion Date, the Principal Balance for the Class I-A-28 Certificates will additionally be reduced by the Class I-A-28 Loss Allocation Amount, the Principal Balance for the Class I-A-33 Certificates will additionally be reduced by the Class I-A-33 Loss Allocation Amount and the Principal Balance for the Class II-A-10 Certificates will additionally be reduced by the Class II-A-10 Loss Allocation Amount. In addition, any increase allocated to the Class I-A-1, Class I-A-2, Class I-A-5, Class I-A-6, Class I-A-12, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-22, Class I-A-29, Class I-A-32 and Class I-A-34 Certificates pursuant to the third sentence above will instead increase the Principal Balances of the Class I-A-28 and Class I-A-33 Certificates pro rata based on their Principal Balances and any increase allocated to the Class II-A-5, Class II-A-6, Class II-A-9 and Class II-A-11 Certificates pursuant to the third sentence above will instead increase the Principal Balance of the Class II-A-10 Certificates. Notwithstanding the foregoing, on any Distribution Date in which the sum of the Class I-A-1 Loss Amount, Class I-A-2 Loss Amount, Class I-A-5 Loss Amount, Class I-A-6 Loss Amount, Class I-A-12 Loss Amount, Class I-A-18 Loss Amount, Class I-A-19 Loss Amount, Class I-A-20 Loss Amount, Class I-A-22 Loss Amount, Class I-A-29 Loss Amount, Class I-A-32 Loss Amount and Class I-A-34 Loss Amount exceeds the sum of the Principal Balances of the Class I-A-28 and Class I-A-33 Certificates prior to any reduction for the Class I-A-28 Loss Allocation Amount and the Class I-A-33 Loss Allocation Amount, such excess will be allocated, pro rata, based on the Class I-A-1 Loss Amount, Class I-A-2 Loss Amount, Class I-A-5 Loss Amount, Class I-A-6 Loss Amount, Class I-A-12 Loss Amount, Class I-A-18 Loss Amount, Class I-A-19 Loss Amount, Class I-A-20 Loss Amount, Class I-A-22 Loss Amount, Class I-A-29 Loss Amount, Class I-A-32 Loss Amount and Class I-A-34 Loss Amount, in reduction of the Principal Balances of the Class I-A-1, Class I-A-2, Class I-A-5, Class I-A-6, Class I-A-12, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-22, Class I-A-29, Class I-A-32 and Class I-A-34 Certificates and on any Distribution Date in which the sum of the Class II-A-5 Loss Amount, Class II-A-6 Loss Amount, Class II-A-9 Loss Amount and Class II-A-11 Loss Amount exceeds the Principal Balance of the Class II-A-10 Certificates prior to any reduction for the Class II-A-10 Loss Allocation Amount, such excess will be allocated, pro rata, based on the Class II-A-5 Loss Amount, Class II-A-6 Loss Amount, Class II-A-9 Loss Amount and Class II-A-11 Loss Amount, in reduction of the Principal Balances of the Class II-A-5, Class II-A-6, Class II-A-9 and Class II-A-11 Certificates.

            Notwithstanding the foregoing, on any Distribution Date, the reduction to the Principal Balances which would otherwise be allocated to the Class II-A-5, Class II-A-6, Class II-A-9 and Class II-A-11 Certificates pursuant to the third sentence of the preceding paragraph, will be allocated to the Class II-A-10 Certificates proportionately up to a total amount for all Distribution Dates equal to $3,265,000, $1,665,000, $998,000 and $751,000, respectively, until the Principal Balance of the Class II-A-10 Certificates is reduced to zero.

            A Class of Exchangeable Certificates and the Interest Only Certificates have no Principal Balance.

            As of any subsequent Determination Date and as to the Class I-A-PO Component and Class II-A-PO Component, the Original Principal Balance of such Component less the sum of all amounts previously distributed in respect of the Class A-PO Certificates with respect to such Class A-PO Component on prior Distribution Dates pursuant to Paragraph third clauses (A)(2) and (B)(2), as applicable, of Section 4.01(a)(i). The Principal Balance of such Component will also be reduced (if clause (x) is greater than clause (y)) or increased (if clause (x) is less than clause (y)) on each Determination Date by the difference, if any, between (x) the Principal Balance of such Component as of such Determination Date without regard to this sentence and (y) the Group I Adjusted Pool Amount (PO Portion) or Group II Adjusted Pool Amount (PO Portion), as applicable, for the preceding Distribution Date.

            The Principal Balance of the Class A-PO Certificates will equal the sum of the Principal Balances of the Class A-PO Components.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance, as applicable.

            Notwithstanding the foregoing, no Principal Balance of a Class or Component will be increased on any Determination Date such that the Principal Balance of such Class or Component exceeds its Original Principal Balance (plus any applicable Accrual Distribution Amounts previously added to the Principal Balance of a Class of Accrual Certificates) or Maximum Initial Principal Balance less all amounts previously allocated to such Class or Component on prior Distribution Dates pursuant to Paragraph third clause (A)(1) or (B)(1) of
Section 4.01(a)(i), Paragraph third clause (A)(2) or (B)(2) of Section 4.01(a)(i), or Paragraphs third, sixth, ninth, twelfth, fifteenth or eighteenth of Section 4.01(a)(ii).

            Principal Only Certificates: Any of the Class I-A-30, Class II-A-8 or Class A-PO Certificates.

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority 1 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 1 Percentage, (ii) the Shift Percentage and (iii) the Group I Scheduled Principal Amount and (b) the product of (i) the Priority 1 Percentage, (ii) the Prepayment Shift Percentage and (iii) the Group I Unscheduled Principal Amount.

            Priority 1 Percentage: For any Distribution Date, the Principal Balance of the Class I-A-28 Certificates divided by the Group I-A Non-PO Principal Balance.

            Priority 2 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 2 Percentage, (ii) the Shift Percentage and (iii) the Group I Scheduled Principal Amount and (b) the product of (i) the Priority 2 Percentage, (ii) the Prepayment Shift Percentage and (iii) the Group I Unscheduled Principal Amount.

            Priority 2 Percentage: For any Distribution Date, the Principal Balance of the Class I-A-29 Certificates divided by the Group I-A Non-PO Principal Balance.

            Priority 3 Amount: For any Distribution Date, the product of (a) the Priority 3 Percentage, (b) the Prepayment Shift Percentage and (c) the excess, if any, of the Group I-A Non-PO Principal Distribution Amount available for distribution pursuant to priority III, second(B)(ii)(b)(1)(bb) of Section 4.01(b)(i).

            Priority 3 Percentage: For any Distribution Date, the sum of the Principal Balances of the Class I-A-30 and Class I-A-31 Certificates divided by the sum of (i)(a) the sum of the Principal Balances of the Class I-A-19, Class I-A-20 and Class I-A-21 Certificates divided by (b) 89.7040553598% and (ii) the sum of the Principal Balances of the Class I-A-30 and Class I-A-31 Certificates.

            Priority 4 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 4 Percentage, (ii) the Shift Percentage and (iii) the Group I Scheduled Principal Amount and (b) the product of (i) the Priority 4 Percentage, (ii) the Prepayment Shift Percentage and (iii) the Group I Unscheduled Principal Amount.

            Priority 4 Percentage: For any Distribution Date, the Principal Balance of the Class I-A-32 Certificates divided by the Group I-A Non-PO Principal Balance.

            Priority 5 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 5 Percentage, (ii) the Prepayment Shift Percentage and (iii) the excess, if any, of the Group I-A Non-PO Principal Distribution Amount available for distribution pursuant to priority III, second(B)(ii)(b)(2)(bb)(I)(bbb) of Section 4.01(b)(i).

            Priority 5 Percentage: For any Distribution Date, the sum of the Principal Balances of the Class I-A-33 and Class I-A-34 Certificates divided by the sum of the Principal Balances of the Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-33 and Class I-A-34 Certificates.

            Priority 6 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 6 Percentage, (ii) the Shift Percentage and (iii) the Group II Scheduled Principal Amount and (b) the product of (i) the Priority 6 Percentage, (ii) the Prepayment Shift Percentage and (iii) the Group II Unscheduled Principal Amount.

            Priority 6 Percentage: For any Distribution Date, the sum of the Principal Balance of the Class II-A-9 Certificates divided by the Group II-A Non-PO Principal Balance.

            Priority 7 Amount: For any Distribution Date, the sum of (a) the product of (i) the Priority 7 Percentage, (iii) the Prepayment Shift Percentage and (iii) the excess, if any, of the Group II-A Non-PO Principal Distribution Amount available for distribution pursuant to priority II, second of Section 4.01(b)(ii).

            Priority 7 Percentage: For any Distribution Date, the sum of the Principal Balances of the Class II-A-10 and Class II-A-11 Certificates divided by the sum of the Principal Balances of the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-10 and Class II-A-11 Certificates.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated June 25, 2007 as supplemented by the prospectus supplement dated June 28, 2007, relating to the Class A, Class B-1, Class B-2 and Class B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day preceding the 25th day of the month preceding the month in which such Distribution Date occurs.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates (other than the Class I-A-29, Class I-A-32, Class I-A-34, Class I-A-R, Class II-A-9 and Class II-A-11 Certificates) are Fitch and Moody's. The Rating Agencies for the Class I-A-29, Class I-A-32, Class I-A-34, Class II-A-9 and Class II-A-11 Certificates are Fitch, S&P sand Moody's. The Rating Agency for the Class I-A-R, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is Fitch. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean F-1+ in the case of Fitch, P-1 in the case of Moody's, A-1 in the case of S&P, and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of Fitch and S&P and Aaa in the case of Moody's, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: For (i) the Class I-A-14, Class I-A-15, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-39, Class I-A-40, Class I-A-41, Class II-A-2, and Class II-A-3 Certificates, the Business Day preceding the related Distribution Date and (ii) all other Certificates, the last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received (net of any reimbursable expenses) on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reduction I Amount:  As defined in Section 4.01(b).

            Reduction II Amount:  As defined in Section 4.01(b).

            Reference Banks: Initially, the Reference Banks shall be Deutsche Bank International, Bank of America, N.A., Citibank, N.A., and The Fuji Bank, Limited. If any of these banks are not available, the Paying Agent shall select from one of the following banks a substitute Reference Bank: Westdeutsche Landesbank Girozentrale, The J.P. Morgan Chase Bank or National Westminster Bank Plc. If any of these banks are not available, the Paying Agent shall in its discretion select another Reference Bank.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been publicly provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 (Jan. 7,
2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Reimbursement Amount: As defined in Section 2.03(c).

            Related Exchangeable Certificates: As to any Class or Classes of Exchangeable REMIC Certificates, the Class or Classes of Exchangeable Certificates included in the same Combination Group.

            Related Exchangeable REMIC Certificates: As to any Class or Classes of Exchangeable Certificates, the Class or Classes of Exchangeable REMIC Certificates included in the same Combination Group.

            Relevant Servicing Criteria: The Servicing Criteria applicable to the Master Servicer, the Trustee, the Custodian or the Servicers, as set forth on Exhibit R attached hereto and the Servicing Criteria applicable to any Special Servicer as set forth in the applicable Special Servicing Agreement. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Master Servicer, the Trustee, the Custodian, the Special Servicer (if applicable) or a Servicer, the term "Relevant Servicing Criteria" refers to the portion of the Relevant Servicing Criteria applicable to the party engaging such Servicing Function Participant insofar as the functions required to be performed by such party are to be performed by the Servicing Function Participant.

            Relief Act Shortfall: Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Servicemembers Civil Relief Act, as it may be amended from time to time, or comparable state legislation. Any Relief Act Shortfall will be allocated (A) to the Class A Certificates (other than the Class I-A-9 (for Distribution Dates prior to January 2009), Class I-A-30, Class II-A-8, Class A-PO and Exchangeable Certificates) according to the percentage obtained by dividing the Aggregate Class A Non-PO Principal Balance by the Aggregate Non-PO Principal Balance and (B) to the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the Aggregate Non-PO Principal Balance.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. The Reserve Fund and the Yield Maintenance Agreement are not assets of either REMIC.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Reportable Event: As defined in Section 3.12(c).

            Repurchase Price: With respect to any Mortgage Loan repurchased pursuant to Section 2.02, 2.03 or 3.08 hereof, the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place.

            Request for Release: A request for release (which may be in electronic form) in substantially the form attached as Exhibit G hereto.

            Reserve Fund: The trust account created and maintained by the Master Servicer pursuant to Section 4.09 which shall be entitled the "Reserve Fund, Wells Fargo Bank, N.A., as Master Servicer, in trust for registered Holders of the Class I-A-28 Certificates of the Wells Fargo Mortgage Backed Securities 2007-10 Trust" and which must be an Eligible Account. Amounts on deposit in the Reserve Fund shall not be invested. The Reserve Fund shall not be an asset of either REMIC formed under this Agreement.

            Residual Certificate: The Class I-A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, the Master Servicer, the Custodian, the Paying Agent or the Authenticating Agent, any officer of the Corporate Trust Department of the Trustee, the Master Servicer, the Custodian, the Paying Agent or the Authenticating Agent having direct responsibility for the administration of this Agreement, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other employee of the Trustee, the Master Servicer, the Custodian, the Paying Agent or the Authenticating Agent customarily performing functions similar to those performed by any of the above-designated officers. When used with respect to a Servicer, a Servicing Officer.

            Retained Mortgage Loan File: A file maintained by Wells Fargo Bank prior to any Document Transfer Date for each Mortgage Loan that contains the documents specified in Section 2.01(b) and any additional documents required to be added to the Retained Mortgage Loan File pursuant to this Agreement.

            Rule 144A: Rule 144A promulgated under the 1933 Act.

            S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Sarbanes-Oxley Certification: As defined in Section 3.12(b).

            Scheduled Certificates: The Class II-A-1, Class II-A-2 and Class II-A-3 Certificates.

            Scheduled Group: The Scheduled Certificates.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of Wells Fargo Bank and Colonial Savings, F.A., as a Servicer under the related Servicing Agreement. Initially the servicing functions performed by Wells Fargo Bank shall be performed by the Wells Fargo Home Mortgage division of Wells Fargo Bank.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are listed on Exhibit L.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.18.

            Servicing Function Participant: Any Subservicer, Subcontractor or any other Person, other than the Master Servicer, the Trustee, the Custodian, the Special Servicer (if applicable) and the Servicers, that is performing activities addressed by the Servicing Criteria.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                                 Shift
                Distribution Date Occurring In                Percentage
-----------------------------------------------------         ----------
July 2007 through June 2012                                          0%
July 2012 and thereafter                                           100%

            Similar Law: As defined in Section 5.02(c).


            Special Servicer: As defined in Section 3.08.

            Special Servicing Agreement: As defined in Section 3.08.

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.17.

            Startup Day: As defined in Section 2.05.

            Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer, the Trustee or the Custodian.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which each of the Group I-A Percentage and Group II-A Percentage (in each case, determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full or Curtailment):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the applicable Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by such Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the applicable Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by such Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subservicer: Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement that are identified in Item 1122(d) of Regulation AB.

            Subsidy Account: If the Trust Estate contains any Subsidy Loans, the deposit account or accounts created and maintained by the applicable Servicer for deposit of Subsidy Funds and amounts payable under interest subsidy agreements relating to mortgage loans other than the Mortgage Loans.

            Subsidy Funds: If the Trust Estate contains any Subsidy Loans, funds contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor.

            Substitute Mortgage Loan: As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust: The New York common law trust created by this Agreement which shall be entitled "Wells Fargo Mortgage Backed Securities 2007-10 Trust."

            Trust Estate: The corpus of the Trust, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield) or the Reserve Fund, the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, the Master Servicer's rights under the Yield Maintenance Agreement and all other property and rights described in the first paragraph of Section 2.01(a).

            Trustee: HSBC Bank USA, National Association, a national banking association, or any successor trustee appointed as herein provided.

            Trustee Errors and Omissions Policy: An insurance policy covering losses caused by errors or omissions of the Trustee and its personnel.

            Type 1 Mortgage Loan: The Mortgage Loans, if any, identified as such in the Mortgage Loan Schedule as such Mortgage Loan Schedule may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.03, serviced under the Wells Fargo Bank Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Type 2 Mortgage Loan: The Mortgage Loans, if any, identified as such in the Mortgage Loan Schedule as such Mortgage Loan Schedule may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.03, serviced under the Wells Fargo Bank Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated Lower-Tier Interest: Any of the Class I-A-L1 Interest, Class I-A-L8 Interest, Class I-A-L10 Interest, Class I-A-L14 Interest, Class I-A-L22 Interest, Class I-A-L30 Interest, Class I-A-L31 Interest, Class I-A-LPO Interest, Class I-A-LUR Interest, Class II-A-L1 Interest, Class II-A-L2 Interest, Class II-A-L8 Interest, Class II-A-L9 Interest, Class II-A-LPO Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest.

            Undercollateralized Amount: As defined in Section 4.01(b)(iii).

            Undercollateralized Group: As defined in Section 4.01(b)(iii).

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, the principal portion of Net Liquidation Proceeds, the principal portion of Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Depositor and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than that portion of the Class I-A-R Certificate represented by the Class I-A-LR Interest) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Interest Only Certificates will be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates (other than the Exchangeable Certificates) will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the Aggregate Principal Balance. Each Certificateholder of a Class (other than the Exchangeable Certificates) will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class. As to a Class of Exchangeable Certificates, in the event that all or a portion of the Class or Classes of Exchangeable REMIC Certificates in an Exchangeable REMIC Combination is exchanged for a proportionate portion of the related Exchangeable Combination, each such Class or Classes of Exchangeable Certificates included in such Exchangeable Combination will be entitled to its proportionate share of the Voting Interests allocated to the Class or Classes of Exchangeable REMIC Certificates in the related Exchangeable REMIC Combination.

            Wells Fargo Bank: Wells Fargo Bank, N.A., or its successor in interest.

            Wells Fargo Bank Correspondents: The entities identified on a list provided by Wells Fargo Bank to the Master Servicer, from which Wells Fargo Bank purchased the Mortgage Loans.

            Wells Fargo Bank Servicing Agreement: The Servicing Agreement providing for the servicing of those Mortgage Loans that are initially serviced by Wells Fargo Bank.

            WHFIT: A "Widely Held Fixed Investment Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(22) or successor provisions.

            WHFIT Regulations: Treasury Regulations section 1.671-5, as amended.

            WHMT: A "Widely Held Mortgage Trust" as that term is defined in Treasury Regulations section 1.671-5(b)(23) or successor provisions.

            Yield Maintenance Agreement: The yield maintenance agreement between the Master Servicer, on behalf of the Trust, and the Counterparty, which will be primarily for the benefit of the Class I-A-28 Certificates, substantially in the form attached hereto as Exhibit Y. The Yield Maintenance Agreement shall not be an asset of either REMIC formed under this Agreement.

            Yield Maintenance Agreement Payment: For any Distribution Date prior to and including the Distribution Date in June 2010, the amount, if any, required to be paid by the Counterparty to the Master Servicer under the Yield Maintenance Agreement.

            Section 1.02 Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and none of the Trustee, the Depositor or the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Depositor or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            Section 1.03 Effect of Headings and Table of Contents.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            Section 1.04 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Depositor in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Depositor on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Depositor on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Subsidy Account relating to any Subsidy Loan, (e) all of the Depositor's right, title and interest in and to the proceeds of the Letters of Credit and (f) proceeds of all the foregoing. It is agreed and understood by the Depositor and the Trustee that it is not intended that any mortgage loan be included in the Trust Estate that is a "High-Cost Home Loan" as defined in any of (i) the New Jersey Home Ownership Act effective November 27, 2003, (ii) the New Mexico Home Loan Protection Act effective January 1, 2004,
(iii) the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 or (iv) the Indiana Home Loan Practices Act, effective January 1, 2005.

            In connection with such assignment, the Depositor shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, on or before the Closing Date the following documents or instruments with respect to each Mortgage Loan.

            (i) The original Mortgage Note either (A) endorsed in blank or (B) endorsed as provided in Section 2.01(d), with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements or with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a lost note affidavit with a copy of the Mortgage Note and, in the case of any Mortgage Loan originated in the State of New York documented by a NYCEMA, the NYCEMA, the new Mortgage Note, if applicable, the consolidated Mortgage Note and the consolidated Mortgage;

            (ii) A recorded original assignment of the related Mortgage from Wells Fargo Bank assigning the related Mortgage to the Trustee (which may be assigned in blank), certified by the recording office, or, if such assignment is in the process of being recorded, a copy of the related Mortgage transmitted for recordation certified by an officer of Wells Fargo Bank or applicable Wells Fargo Bank Correspondent to be a true and correct copy of such assignment submitted for recordation; provided, however, if recordation is not required as described below, an assignment in recordable form (which may be assigned in blank) with respect to the related Mortgage;

            (iii) The original of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage Note, if any;

            (iv) For each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                  (a)   The loan security agreement;

                  (b)   The stock certificate;

                  (c)   The stock power, executed in blank;

                  (d)   The executed proprietary lease;

                  (e)   The executed recognition agreement;

                  (f) The executed UCC-1 financing statement with evidence of recording thereon; and

                  (g) The executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken chain from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation); and

            (v) For each Letter of Credit, the original advice of such Letter of Credit endorsed by the Pledge Holder and Wells Fargo Bank's notice of transfer (Exhibit A to the Letter of Credit) of beneficiary of such Letter of Credit to the Trustee.

            (b) The Master Servicer shall promptly notify the Depositor, the Trustee and the Custodian of the occurrence of any Document Transfer Event of which the Master Servicer had knowledge. Following the receipt of such notice, the Depositor shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, no later than the Document Transfer Date, copies (which may be in electronic form mutually agreed upon by the Depositor and the Custodian) of the following additional documents or instruments with respect to each Mortgage Loan; provided, however, that originals of such documents or instruments shall be delivered to the Custodian if originals are required under the law in which the related Mortgaged Property is located in order to exercise all remedies available to the Trust under applicable law following default by the related Mortgagor:

            (i) The original recorded Mortgage with evidence of recordation noted thereon or attached thereto, together with any addenda or riders thereto, or a copy of such recorded Mortgage with such evidence of recordation certified to be true and correct by the appropriate governmental recording office; or a copy of such recorded Mortgage with such evidence of recordation, or if the original Mortgage has been submitted for recordation but has not been returned from the applicable public recording office, a copy of the Mortgage certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to be a true and correct copy of the original Mortgage submitted for recordation;

            (ii) The original of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage, if any, or, if such document is in the process of being recorded, a copy of such document, certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent of such Mortgage Loan or by the applicable title insurance company, closing agent, settlement agent, escrow agent or closing attorney to be a true and correct copy of such document transmitted for recordation, if any;

            (iii) For each MERS Mortgage Loan that is not a MOM Mortgage Loan, the original assignment showing MERS as the assignee of the Mortgage, with evidence of recording thereon or copies thereof certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to have been submitted for recordation;

            (iv) Each original recorded intervening assignment of the Mortgage as may be necessary to show a complete chain of title from the Mortgage Loan originator to Wells Fargo Bank or Wells Fargo Home Mortgage, Inc., with evidence of recordation noted thereon or attached thereto, or a copy of such assignment with such evidence of recordation to be true and correct by the appropriate governmental recording office, or, if any such assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment certified by an officer of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent to be a true and correct copy of the recorded assignment submitted for recordation; and

            (v) The original policy of the title insurance or certificate of title insurance or a written commitment to issue such a title insurance policy or certificate of title insurance, or a copy of such title insurance certified as true and correct by the applicable insurer or any attorney's certificate of title with an Officer's Certificate of Wells Fargo Bank or the applicable Wells Fargo Bank Correspondent that such attorney's certificate of title is customarily used in lieu of a title insurance policy in the jurisdiction in which the related mortgage property is located.

            (c) If any assignment of a Mortgage to the Trustee is in the process of being recorded on the Closing Date, the Depositor shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Custodian promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall enforce any obligation of the Servicers under the Servicing Agreements to take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Depositor shall also cause to be delivered to the Custodian any other original mortgage loan document included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Depositor shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Depositor to cause to be delivered to the Custodian within one (1) year following the Closing Date any assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Custodian on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Depositor may, deliver or cause to be delivered to the Custodian the assignment of the Mortgage Loan to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrances of the Mortgaged Property or (ii) the Depositor has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of initial issuance of the Certificates. Set forth on Exhibit K attached hereto is a list of all states where recordation is required by each Rating Agency to obtain the initial ratings of the Certificates. The Custodian may rely and shall be protected in relying upon the information contained in such Exhibit K. In the event that the Custodian receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Custodian shall promptly notify the Trustee and the Custodian shall, within five Business Days (or such other reasonable period of time mutually agreed upon by the Custodian and the Trustee) of its receipt of such notice, deliver each previously unrecorded assignment to the related Servicer for recordation.

            (d) Except for Mortgage Notes endorsed in blank, endorsements shall comply with the following format:


                                WITHOUT RECOURSE
                              PAY TO THE ORDER OF:

                     HSBC BANK USA, NATIONAL ASSOCIATION, AS
                     TRUSTEE under the pooling and servicing
                          agreement dated as of [date].
                         and its successors and assigns,


          [Wells Fargo Bank, N.A.] or [Wells Fargo Home Mortgage, Inc.]
                             [Signature of Officer]
                           [Officer's Name and Title]


            Except where assignments in blank are authorized or in the case of any Mortgage registered in the name of MERS, assignments of any Mortgage shall comply with the following:


                     HSBC BANK USA, NATIONAL ASSOCIATION, AS
                                     TRUSTEE
                         and its successors and assigns

            (e) Concurrently with the execution and delivery of this Agreement, the Depositor shall deliver the Mortgage Loan Schedule to the Trustee, the Master Servicer and the Custodian. The Depositor and the Master Servicer shall provide a copy of the Mortgage Loan Schedule to any Certificateholders upon written request made to it at the addresses set forth on Exhibit F, as the same may be amended from time to time by written notice from such party to the other parties hereto.

            Section 2.02 Acceptance by Custodian.

            Subject to the provisions of the following paragraph, pursuant to the Custodial Agreement, the Custodian, on behalf of the Trustee, will declare that it holds and will hold the documents delivered to it pursuant to Section 2.01(a) above and the other documents constituting a part of the Owner Mortgage Loan Files or Retained Mortgage Loan Files (after the occurrence of a Document Transfer Event) delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. Upon execution of this Agreement, the Custodian will deliver to the Depositor and the Trustee an initial certification in the form of Exhibit N hereto, to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Notes relating to each Mortgage Loan on the Mortgage Loan Schedule.

            The Custodian will review each Owner Mortgage Loan File within 45 days after execution of this Agreement. The Custodian will deliver no later than 30 days after completion of such review to the Depositor and the Trustee a final certification in the form of Exhibit O hereto to the effect that, except as may be specified in a list of exceptions attached thereto, all required documents set forth in Section 2.01(a) have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule based on a comparison of the Mortgage Loan identifying number, Mortgagor name and street address, and in so doing the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.

            If there are exceptions attached to the final certification, the Depositor shall have a period of 60 days after the date of receipt of the final certification within which to correct or cure any such defects. The Depositor hereby covenants and agrees that, if any material defect is not so corrected or cured, the Depositor will, not later than 60 days after receipt of the final certification referred to above respecting such defects, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to the Repurchase Price or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Depositor set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Net Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            The Depositor shall determine the Repurchase Price or the eligibility of any Substitute Mortgage Loan and the Trustee shall be protected in relying on such determination.

            In the case of a repurchased Mortgage Loan or property, the Repurchase Price shall be deposited by the Depositor in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File (and Retained Mortgage Loan File, if required pursuant to Section 2.01(b) hereof) relating thereto shall be delivered to the Custodian and the Substitution Principal Amount (if any), together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the applicable Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Custodian of a Request for Release signed by an officer of the Depositor, the Custodian shall release to the Depositor the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) of the Mortgage Loan being removed. The Trustee shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall enforce the obligation of the applicable Servicer under the related Servicing Agreement to take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Depositor legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Depositor to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Custodian to give the final certification or the Trustee to give any notice within the required time periods shall not affect or relieve the Depositor's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee shall be responsible for enforcing the Depositor's obligations under this Section 2.02. If the Trustee receives written notice from the Custodian or the Master Servicer that the defect is not cured by the Depositor within 60 days after the Trustee's notice, the Trustee shall enforce the Depositor's obligation to repurchase such Mortgage Loan or substitute for such Mortgage Loan in accordance with the provisions of this Section 2.02. In connection with any substitution permitted by this Section 2.02, the Master Servicer shall verify that the unpaid principal balance and the Loan-to-Value Ratio of the Substitute Mortgage Loan satisfy the requirements of this Section 2.02.

            The Master Servicer is hereby directed to execute and deliver, on behalf of the Trust, the Yield Maintenance Agreement.

            Section 2.03 Representations and Warranties of the Master Servicer and the Depositor.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially affect its performance hereunder; (v) Except as otherwise disclosed in the Prospectus, no legal or governmental proceedings are pending (or known to be contemplated) against the Master Servicer that would be material to Certificateholders;

            (vi) Except as otherwise disclosed in the Prospectus, the Master Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Master Servicer under such securitization;

            (vii) Except as otherwise disclosed in the Prospectus, the Master Servicer has not been terminated as master servicer in a residential mortgage loan securitization, either due to a master servicing default or to application of a master servicing performance test or trigger;

            (viii) Except as otherwise disclosed in the Prospectus or otherwise in writing provided by the Master Servicer to the Depositor, there has been no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Master Servicer as a master servicer within the past three (3) years;

            (ix) Except as otherwise disclosed in the Prospectus, no material changes to the Master Servicer's policies or procedures with respect to the master servicing function it will perform under this Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the date of this Agreement;

            (x) Except as otherwise disclosed in the Prospectus, there is no material risk that the Master Servicer's financial condition could affect one or more aspects of the performance by the Master Servicer of its master servicing obligations under this Agreement in a manner that could have a material impact on the performance of the Mortgage Loans or the Certificates; and

            (xi) Except as disclosed in the Prospectus, there are no affiliations, relationships or transactions relating to the Master Servicer and any party identified in Item 1119 of Regulation AB of the type described therein.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian. Upon discovery by any of the Depositor, the Master Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.03(a), the party discovering such breach shall give prompt written notice, which shall not exceed two days, to the other parties. The Master Servicer shall consult with the Depositor to determine if any such breach is material and any breach determined by the Depositor to be material shall be included by the Master Servicer on the next Distribution Date Statement prepared pursuant to Section 4.04.

            (b) The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Depositor a valid and subsisting first lien on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

            (iv) Neither the Depositor nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01(a);

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Depositor has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Depositor makes no representations), in a manner which would adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Depositor's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Depositor;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Depositor's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state, federal or local laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Depositor's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Each Mortgage Loan at the time it was originated complied in all material respects with applicable federal, state and local laws including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws and disclosure laws;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Depositor is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Depositor's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Depositor, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Depositor's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Depositor has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note (other than with respect to any Balloon Loans) is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Depositor's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Custodian in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            (xxvii) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination;

            (xxviii) No Mortgage Loan is serviced by the Trustee or an affiliate of the Trustee; and

            (xxix) No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan) is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current S&P's LEVELS(R) Glossary which is now Version 6.0 Revised, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

            Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files (and Retained Mortgage Loan Files, if applicable) to the Custodian and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by any of the Depositor, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $1,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice (not to exceed two days after discovery) to the other parties to this Agreement and the Custodian (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to the Repurchase Price; provided that if the Depositor elects to repurchase a Mortgage Loan due to a breach of the representation and warranty set forth in subsection (b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $1,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, such repurchase is only permitted within 90 days of the Closing Date or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. In addition to the foregoing, if a breach of the representation set forth in clause (b)(xiii) or (xxix) of this Section
2.03 occurs as a result of a violation of an applicable predatory or abusive lending law, the Depositor shall reimburse the Trust for all costs and damages including, but not limited to, reasonable attorneys' fees and costs, incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The Repurchase Price, the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, and any Reimbursement Amount shall be deposited in the Certificate Account. It is understood and agreed, except with respect to the second preceding sentence, that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            The Trustee shall be responsible for enforcing the Depositor's obligations under this Section 2.03. If the Trustee receives written notice from the Master Servicer or the Custodian that such breach is not cured by the Depositor within 60 days after the Trustee's notice, the Trustee shall enforce the Depositor's obligation to repurchase such Mortgage Loan or substitute for such Mortgage Loan in accordance with the provisions of this Section 2.03. In connection with any substitution permitted by this Section 2.03, the Master Servicer shall verify that the unpaid principal balance and the Loan-to-Value Ratio of the Substitute Mortgage Loan satisfy the requirements of this Section 2.03.

            Section 2.04 Execution and Delivery of Certificates.

            The Trustee acknowledges (i) the assignment to it of the Mortgage Loans and (ii) the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders. The Trustee acknowledges the delivery of the Owner Mortgage Loan Files to the Custodian, on behalf of the Trustee. The Paying Agent, concurrently with such delivery, has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            Section 2.05 Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date.

            The Depositor hereby designates the Classes of Class A Certificates (other than the Class I-A-1 Certificates, the Class A-PO Certificates, the Exchangeable Certificates and the Residual Certificate) each Class A-PO Component, the Class I-A-1 Tax Components and the Classes of Class B Certificates as classes of "regular interests" and the Class I-A-R Interest as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Depositor hereby further designates the Class I-A-L1 Interest, Class I-A-L8 Interest, Class I-A-L10 Interest, Class I-A-L14 Interest, Class I-A-L22 Interest, Class I-A-L30 Interest, Class I-A-L31 Interest, Class I-A-LPO Interest, Class I-A-LUR Interest, Class II-A-L1 Interest, Class II-A-L2 Interest, Class II-A-L8 Interest, Class II-A-L9 Interest, Class II-A-LPO Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class I-A-LR Interest as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and the Lower-Tier REMIC is July 25, 2037 for purposes of Code
Section 860G(a)(1).

                                  ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            Section 3.01 Certificate Account.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Depositor of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements and amounts received from draws on any Letters of Credit and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clauses (i) and (iii), not later than the Business Day preceding the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any, and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d);

            (ii) in the case of any Mortgage Loan that is repurchased by the Depositor pursuant to Section 2.02, 2.03, 3.08 or 9.01 or that is auctioned by the Master Servicer pursuant to Section 3.08, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances; and

            (iii) any Compensating Interest for such Distribution Date.

            (c) The Master Servicer may cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause either the Upper-Tier REMIC or the Lower-Tier REMIC to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date may be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized, without any right of reimbursement therefor from the Trust Estate.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial P&I Account maintained in accordance with the applicable Servicing Agreement, if such Custodial P&I Account is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial P&I Account is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            Section 3.02 Permitted Withdrawals from the Certificate Account.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Section 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances; provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Depositor) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), Section 6.03, the second or third paragraphs of Section 8.06 or the third sentence of Section 8.13(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Depositor or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02, 2.03, 3.08 or 9.01 or auctioned pursuant to Section 3.08, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to Wells Fargo Bank from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account. The Master Servicer shall notify the Depositor and the Trustee of the amount, purpose and party paid pursuant to Section 3.02(a)(v).

            Section 3.03 Advances by Master Servicer and Trustee.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Business Day preceding the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In the event Wells Fargo Bank in its capacity as Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Wells Fargo Bank Servicing Agreement prior to the Business Day preceding the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.14, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Wells Fargo Bank in its capacity as Servicer or such Other Servicer, as the case may be, (ii) the amount actually advanced by Wells Fargo Bank in its capacity as Servicer or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the Business Day preceding the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer has actual knowledge of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Wells Fargo Bank in its capacity as Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Wells Fargo Bank Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Wells Fargo Bank in its capacity as Servicer, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            Section 3.04 Custodian to Cooperate; Release of Owner Mortgage Loan Files and Retained Mortgage Loan Files.

            In connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer or applicable Servicer shall confirm that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and the Master Servicer or applicable Servicer shall deliver two copies of any related Request for Release to the Custodian. The Custodian shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Master Servicer or such Servicer, as requested by the Master Servicer or such Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer or Custodian two copies of a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request in hard copy or in electronic format acceptable to the Custodian. The Custodian shall, within five Business Days, release the related Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Master Servicer or such Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) to the Custodian by the sixtieth day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or
(ii) the Owner Mortgage Loan File (and Retained Mortgage Loan File, if applicable) or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of two copies of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Custodian shall amend its records.

            Upon the occurrence of the event specified in clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            Section 3.05 Annual Compliance Statements.

            The Master Servicer shall deliver in electronic form, or otherwise make available to the Depositor and the Trustee, and the Master Servicer shall cause each Additional Master Servicer engaged by it and each Servicer to deliver, in electronic form, or otherwise make available, to the Master Servicer, the Trustee and each Rating Agency on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, a copy of a certificate (followed by a hard copy to the party or parties receiving such certificate within 10 calendar days) in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Master Servicer, the Additional Master Servicer or the applicable Servicer, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement or the applicable Servicing Agreement, in the case of a Servicer, or such other applicable agreement in the case of an Additional Master Servicer, during the prior calendar year or portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement or the applicable Servicing Agreement, in the case of a Servicer, or such other applicable agreement in the case of an Additional Master Servicer, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. If any of the certificates delivered pursuant to this
Section 3.05 disclose that there has been a failure to fulfill any obligation in any material respect then the Master Servicer shall promptly notify the Depositor and forward a copy of such certificate to the Depositor, and the Depositor shall review such certificate and, if applicable, consult with the Master Servicer as to the nature of any failure to fulfill any obligation under this Agreement or the applicable Servicing Agreement, in the case of a Servicer, or such other applicable agreement in the case of an Additional Master Servicer, in any material respect.

            Section 3.06 Title, Management and Disposition of Any REO Mortgage Loan.

            The Master Servicer shall enforce the obligations of the applicable Servicer to administer each REO Mortgage Loan at all times so that each REO Mortgage Loan qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of a REO Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File, Retained Mortgage Loan File, if applicable, and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File, Retained Mortgage Loan File, if applicable, or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            Section 3.07 Amendments to Servicing Agreements, Modification of Standard Provisions.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b) and the prior written consent of the Depositor, the Master Servicer may, from time to time, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the applicable Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee and the Depositor such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity, to further effect or protect the rights of the Certificateholders or
(ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day), (B) to the Wells Fargo Bank Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day) or (C) to a Servicing Agreement for the purpose of effecting or facilitating compliance by the applicable Servicer with Regulation AB or to conform a Servicing Agreement to industry practices relating to Regulation AB.

            (ii) The Master Servicer may direct Wells Fargo Bank in its capacity as Servicer to enter into an amendment to the Wells Fargo Bank Servicing Agreement for the purposes described in Section 3.07(c)(i)(B) or (C).

            Section 3.08 Oversight of Servicing.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of, waiver from, or otherwise follow the instructions of the Master Servicer. In the case of any request for waiver from a Servicer, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. The Master Servicer shall not waive compliance by a Servicer with those provisions of its Servicing Agreement which are required to enable the Depositor and the Master Servicer to satisfy the Trust's ongoing reporting obligations under the Exchange Act. In addition, in no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates, would be inconsistent with the requirements of Regulation AB or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on any of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause
(ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided, however, that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to cause such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to the requirements of Section 6.06) through one or more Subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its Subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Depositor shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods:
(i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Depositor shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, Wells Fargo Bank requests the Depositor to repurchase and to sell to Wells Fargo Bank to facilitate the exercise of Wells Fargo Bank's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be the Repurchase Price. Upon the receipt of such Repurchase Price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Depositor the Owner Mortgage Loan File and Retained Mortgage Loan File, if applicable, relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Trustee is unable to enforce the obligation of the Depositor to purchase such Mortgage Loan pursuant to Section
2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File, Retained Mortgage Loan File, if applicable, and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File, Retained Mortgage Loan File, if applicable, or Servicer Mortgage Loan File. None of the Trustee, the Custodian, the Master Servicer or any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC.

            At the direction of the Depositor, the Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates (such entity, a "Special Servicer"), such agreement (a "Special Servicing Agreement") to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may (a) purchase any Mortgage Loans that are more than 180 days delinquent and (b) instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            The Master Servicer shall monitor the rating of Wells Fargo & Company and upon the occurrence of a Document Transfer Event relating to such rating, shall promptly notify the Depositor, Trustee and Custodian of the occurrence of such Document Transfer Event.

            Section 3.09 Termination and Substitution of Servicing Agreements.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Depositor and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Based upon such certification, the Master Servicer, or if provided by the applicable Other Servicing Agreement and upon written direction of the Master Servicer, the Trustee, shall promptly terminate such Other Servicing Agreement. The Trustee shall terminate the Wells Fargo Bank Servicing Agreement in accordance with the provisions of Article 19 thereof. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of a Servicing Agreement at the direction of the Master Servicer except to the extent that such claims, liabilities, costs and expenses are incurred as a result of the bad faith, willful misfeasance or gross negligence of the Trustee in the performance of its obligations hereunder. To the extent that the costs and expenses (including any amounts paid by the Master Servicer pursuant to the immediately preceding sentence) of the Master Servicer related to any termination of an Other Servicer, appointment of a successor servicer to an Other Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Other Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of an Other Servicer as a result of an event of default by such Other Servicer, (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the related Other Servicing Agreement and (iii) any costs incurred by the Trustee in connection with a servicing transfer) are not fully and timely reimbursed by the terminated Other Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Certificate Account. To the extent that the costs and expenses of the Trustee related to any termination of Wells Fargo Bank, as a Servicer under the Wells Fargo Bank Servicing Agreement, appointment of a successor to Wells Fargo Bank as a Servicer or the transfer and assumption of servicing by the Trustee with respect to the Wells Fargo Bank Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of Wells Fargo Bank as a Servicer as a result of an event of default by Wells Fargo Bank as Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with the Wells Fargo Bank Servicing Agreement) are not fully and timely reimbursed by Wells Fargo Bank as a Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Certificate Account. If the Master Servicer or Trustee terminates an Other Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. If the Trustee terminates the Wells Fargo Bank Servicing Agreement, the Trustee shall enter into a substitute Servicing Agreement with another mortgage loan service company acceptable to the Trustee and each Rating Agency under which such substitute servicer shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by Wells Fargo Bank, in its capacity as Servicer, under such terminated Servicing Agreement. It is understood and acknowledged by the parties hereto that there will be a period of transition not to exceed ninety (90) days before the servicing functions can be transferred to such substitute servicer. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by an Other Servicer and the transition period relating to the transfer of such servicing expires, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by an Other Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            Section 3.10 Application of Net Liquidation Proceeds.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            Section 3.11 Assessment of Servicing Compliance; Registered Public Accounting Firm Attestation Reports.

            (a) The Master Servicer, at its own expense, shall furnish to the Depositor, and the Trustee, any Special Servicer (if applicable) and the Custodian, at their own expense, shall furnish, or otherwise make available, and shall cause any Servicing Function Participant engaged by any such party to furnish, and the Master Servicer shall use reasonable effort to cause each Servicer to furnish with respect to such Servicer and each Servicing Function Participant engaged by such Servicer and identified to the Master Servicer, at such party's expense, to the Master Servicer, not later than March 5 of each year, or if such day is not a Business Day, the next Business Day (with a 10 day cure period, but in no event later than March 15), commencing in March 2008, a copy of a report, followed by a hard copy to the Master Servicer within 10 calendar days, signed by an authorized officer of the Master Servicer, the Trustee, the Custodian, the Servicing Function Participant, the Special Servicer (if applicable) or the applicable Servicer, as applicable, on assessment of compliance with, at a minimum, the Relevant Servicing Criteria that contains:

            (i) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it;

            (ii) a statement that such party used the Servicing Criteria applicable to it to assess compliance with the Servicing Criteria;

            (iii) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the preceding fiscal year, including, if there had been any material instance of noncompliance with the Servicing Criteria applicable to it, identifying each such failure and the nature and status thereof; and

            (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the preceding fiscal year;

            provided, however that no such assessment shall be required with respect to any Servicing Function Participant who would not be considered a separate "party participating in the servicing function" for purposes of Item 1122 of Regulation AB, as then interpreted by the Commission. In the event of any disagreement among any of the parties hereto regarding the application of the Commission's interpretation to a particular Servicing Function Participant, the determination of the Master Servicer shall be binding.

            No later than 30 days following the end of each fiscal year, the Master Servicer shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Master Servicer submits its assessments to the Depositor, it will also at such time include the assessment (and attestation pursuant to Section 3.11(b)) of each Servicing Function Participant engaged by it.

            No later than 30 days following the end of each fiscal year, each of the Trustee, any Special Servicer (if applicable) and the Custodian (so long as the Custodian is not the Master Servicer) shall forward to the Master Servicer the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Trustee, any Special Servicer (if applicable) and the Custodian (so long as the Custodian is not the Master Servicer) submit their assessments to the Master Servicer, each such party will also at such time include the assessment (and attestation pursuant to Section 3.11(b)) of each Servicing Function Participant engaged by it.

            The Master Servicer shall confirm that the assessments address the Relevant Servicing Criteria for each party as set forth on Exhibit R or in the applicable Servicing Agreement or the applicable Special Servicing Agreement and shall notify the Depositor of any exceptions and deliver the assessment of compliance containing such exceptions. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Trustee, the Custodian, any Special Servicer (if applicable) and any Servicing Function Participant as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by the Master Servicer, the Trustee, the Custodian, any Servicer, any Special Servicer (if applicable), or any Servicing Function Participant engaged by such parties.

            (b) The Master Servicer, at its own expense, shall cause a registered public accounting firm which is a member of the Institute of Certified Public Accountants to furnish to the Depositor, and each of the Trustee, the Custodian and any Special Servicer (if applicable) at their own expense, shall cause, and shall cause any Servicing Function Participant engaged by any such party from which an assessment of servicing compliance is required pursuant to Section 3.11 (a), at such party's expense, to cause, and the Master Servicer shall use reasonable efforts to cause each Servicer, at such Servicer's expense, with respect to such Servicer and each Servicing Function Participant engaged by such Servicer and identified to the Master Servicer, to cause a registered public accounting firm which is a member of the Institute of Certified Public Accountants to furnish to the Master Servicer, not later than March 5 of each year, or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, an electronic report (with a hard copy to follow within 10 calendar days) to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and
(ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. If requested by the Master Servicer or the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's Registration Statement on Form S-3 relating to the Certificates and the Trust's Form 10-K.

            Promptly after receipt of such report from the Master Servicer, the Depositor shall review the report and, if applicable, consult with the Master Servicer if any such report (i) states that the party's assessment of compliance was not fairly stated in a material respect or (ii) is unable to state an overall opinion.

            Promptly after receipt of such report from the Trustee, the Custodian, the applicable Servicer, the Special Servicer (if applicable), or any Servicing Function Participant engaged by such parties, the Master Servicer shall review the report and shall promptly notify the Depositor if any such report (i) states that the party's assessment of compliance was not fairly stated in a material respect or (ii) is unable to state an overall opinion and the Depositor shall promptly review each such report and the Depositor and the Master Servicer shall consult with the parties to which such report relates.

            The Master Servicer shall make available any report from the Master Servicer, the Trustee, the Custodian, the applicable Servicer, the Special Servicer (if applicable), or any Servicing Function Participant furnished pursuant to Section 3.05 and this Section 3.11, as well as any documents incorporated by reference into the Prospectus (to the extent such documents are either in its possession or have been filed with the Commission), to any Certificateholder requesting such information.

            Section 3.12 Exchange Act Reports.

            (a) Within 15 days after each Distribution Date, the Master Servicer shall prepare, an authorized officer of the Master Servicer shall sign, and the Master Servicer shall file with the Commission, on behalf of the Trust, any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Master Servicer shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto. Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit S and directed and approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure (other than with respect to itself) absent such reporting, direction and approval. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Master Servicer will follow the procedures set forth in Section 3.12(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Master Servicer will make available on its internet website a final executed copy of each Form 10-D.

            For so long as the Trust is subject to the Exchange Act reporting requirements, within five (5) calendar days (or, solely in the case of Item 7 of Exhibit S, the greater of five (5) calendar days or three (3) Business Days) after the related Distribution Date, the parties identified on Exhibit S shall
(i) provide to the Master Servicer and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Master Servicer and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) include with such Additional Form 10-D Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit V, and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Master Servicer has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit S of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure; except that the Master Servicer shall enforce the obligations of the Servicers under the Servicing Agreements. After preparing the Form 10-D, if the Form 10-D contains any Additional Form 10-D Disclosure, the Master Servicer shall forward electronically a draft copy of the Form 10-D to the Depositor for review. Each party to this Agreement acknowledges that the performance by the Master Servicer of its duties under this Section 3.12(a) relating to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.12(a). The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Master Servicer's inability or failure to receive, on a timely basis, any information from any other party hereto, any Servicer, the Custodian or any Special Servicer (if applicable) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct. The Depositor will be responsible for any reasonable fees assessed and expenses incurred by the Master Servicer in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

            (b) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 2008, the Master Servicer shall prepare, a senior officer of the Master Servicer in charge of the master servicing function shall sign, and the Master Servicer shall file with the Commission, on behalf of the Trust, a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Master Servicer within the applicable timeframes set forth in this Agreement, the related Servicing Agreements, the Custodial Agreement or, if applicable, the Special Servicing Agreement:

            (i) an annual compliance statement for the Master Servicer, any Additional Master Servicer and each Servicer, as described under Section 3.05;

            (ii) (A) the annual reports on assessment of compliance with servicing criteria for the Master Servicer, the Trustee, each Servicer, the Custodian, any Special Servicer (if applicable), and each Servicing Function Participant, as described under Section 3.11(a), and (B) if any party's report on assessment of compliance with Servicing Criteria described under Section 3.11(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any party's report on assessment of compliance with servicing criteria described under Section 3.11(a) is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation of why such report is not included;

            (iii) (A) the registered public accounting firm attestation report for each of the Master Servicer, the Trustee, each Servicer, the Custodian, any Special Servicer (if applicable), and each Servicing Function Participant, as described under Section 3.11(b), and (B) if any registered public accounting firm attestation report described under
      Section 3.11(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation of why such report is not included; and

            (iv) a certification, signed by a senior officer of the Master Servicer in charge of the master servicing function, in the form attached hereto as Exhibit P or in such other form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any directives or interpretations thereof by the Commission (the "Sarbanes-Oxley Certification").

            Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit T and directed and approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure (other than with respect to itself) absent such reporting, direction and approval. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Master Servicer will follow the procedures set forth in Section 3.12(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Master Servicer will make available on its internet website a final executed copy of each Form 10-K.

            No later than March 5 (with a 10 calendar day cure period, but in no event later than March 15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in March 2008, (i) the parties identified on Exhibit T shall provide to the Master Servicer and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Master Servicer and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the parties identified on Exhibit T shall include with such Additional Form 10-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit V, and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Master Servicer has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit T of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information; except that the Master Servicer shall enforce the obligations of the Servicers under the Servicing Agreements. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Master Servicer in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

            After preparing the Form 10-K, if the Form 10-K contains any Additional Form 10-K Disclosure, the Master Servicer shall forward electronically a draft copy of the Form 10-K to the Depositor for review. Each party to this Agreement acknowledges that the performance by the Master Servicer of its duties under this Section 3.12(b) relating to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable timeframes in the performance of their duties under Sections 3.05,
3.11 or this Section 3.12(b). The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Master Servicer's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto, any Servicer, any Special Servicer (if applicable) or the Custodian needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (c) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if directed by the Depositor, the Master Servicer shall prepare, an authorized officer of the Master Servicer shall sign, and the Master Servicer shall file with the Commission, on behalf of the Trust, any Form 8-K, as required by the Exchange Act, provided that the Depositor shall prepare and file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit U and directed and approved by the Depositor, and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information (other than with respect to itself) absent such reporting, direction and approval. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Master Servicer will follow the procedures set forth in Section 3.12(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Master Servicer will, make available on its internet website a final executed copy of each Form 8-K.

            For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event (i) the parties identified on Exhibit U shall provide to the Master Servicer and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Master Servicer and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and (ii) the parties identified on Exhibit U shall include with such Additional Form 8-K Disclosure, an Additional Disclosure Notification in the form attached hereto as
Exhibit V and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Master Servicer has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit U of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information; except that the Master Servicer shall enforce the obligations of the Servicers under the Servicing Agreements. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Master Servicer in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

            After preparing the Form 8-K, the Master Servicer shall forward electronically a draft copy of the Form 8-K to the Depositor for review. Each party to this Agreement acknowledges that the performance by the Master Servicer of its duties under this Section 3.12(c) relating to the timely preparation and filing of Form 8-K is contingent upon such party strictly observing all applicable timeframes in the performance of its duties under this Section 3.12(c). The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Master Servicer's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto, any Servicer, the Custodian or any Special Servicer (if applicable) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

            (d) In the event that the Master Servicer is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Master Servicer will promptly notify the Depositor and, in the case of Form 10-D or 10-K, the Master Servicer will prepare, sign and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act not later than the Business Day following the due date of the applicable report. Within five days following the due date of any Form 10-D as to which it has filed a Form 12b-25, the Master Servicer shall prepare, sign and file the related Form 10-D. Within 15 days following the due date of any Form 10-K as to which it has filed a Form 12b-25, the Master Servicer shall prepare, sign and file the related Form 10-K. In the case of Form 8-K, the Master Servicer will, upon receipt of all required Form 8-K Disclosure Information and at the direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Master Servicer will notify the Depositor and each party whose cooperation is required in connection with the preparation of such amendment; provided however that such notice shall not be required in connection with an amendment to Form 10-D due to a revision made to any Distribution Date Statement. The parties to this Agreement acknowledge that the performance by the Master Servicer of its duties under this Section 3.12(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Master Servicer's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto, any Servicer, the Custodian or any Special Servicer (if applicable) needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (e) On or prior to January 30 of the first year in which the Master Servicer is able to do so under applicable law, the Master Servicer shall prepare, an authorized officer of the Master Servicer shall sign, and the Master Servicer shall file with the Commission, on behalf of the Trust, a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act. At the beginning of any year after the filing of a Form 15, if the number of Certificateholders of record exceeds the number set forth in
Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Master Servicer shall recommence preparing and filing reports on Form 10-D, 10-K and 8-K as required pursuant to this Section.

            (f) To the extent the Master Servicer is obligated to give any notice to the Depositor pursuant to this Section 3.12, such notice may, notwithstanding the provisions of Section 10.05 in this Agreement, be delivered via facsimile to 301-816-8152 or via electronic mail to Structuredfinance-frederick@wellsfargo.com.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            Section 4.01 Distributions.

            (a) Amounts allocated to a Class of Exchangeable REMIC Certificates pursuant to Section 4.01(a)(i) will be calculated assuming no exchanges have ever occurred. Exchangeable Certificates will receive distributions in accordance with Section 4.01(g) and will not be allocated amounts under Section 4.01(a)(i). On each Distribution Date, the Group I Pool Distribution Amount and Group II Pool Distribution Amount will be applied in the following amounts, to the extent the Group I Pool Distribution Amount and Group II Pool Distribution Amount are sufficient therefor, in the manner and in the order of priority as follows, subject to adjustment in accordance with Section 4.01(b)(iii) below:

            (i) with respect to the Group I-A Certificates and Class I-A-PO Component and Group II-A Certificates and Class II-A-PO Component, from the Group I Pool Distribution Amount and Group II Pool Distribution Amount, respectively, as follows:

            first, (A) to the Classes of Group I-A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Group I-A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Group I-A Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group I-A Certificates, in accordance with Section 4.01(b); or (B) to the Classes of Group II-A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Group II-A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to the Group II-A Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group II-A Certificates, in accordance with Section 4.01(b);

            second, (A) to the Classes of Group I-A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls in an aggregate amount up to the Aggregate Group I-A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to the Group I-A Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group I-A Certificates, in accordance with Section 4.01(b); or (B) to the Classes of Group II-A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls in an aggregate amount up to the Aggregate Group II-A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to the Group II-A Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group II-A Certificates, in accordance with Section 4.01(b);

            third, (A) concurrently, to the Group I-A Certificates and the Class I-A-PO Component, pro rata, based on their respective Group I-A Non-PO Optimal Principal Amount and Class I-A-PO Optimal Principal Amount, (1) to the Classes of Group I-A Certificates, in an aggregate amount up to the Group I-A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b)(i) or Section 4.01(c), as applicable, and (2) to the Class A-PO Certificates with respect to the Class I-A-PO Component in an amount up to the Class I-A-PO Optimal Principal Amount; or (B) concurrently, to the Group II-A Certificates and the Class II-A-PO Component, pro rata, based on their respective Group II-A Non-PO Optimal Principal Amount and Class II-A-PO Optimal Principal Amount, (1) to the Classes of Group II-A Certificates, in an aggregate amount up to the Group II-A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b)(ii) or Section 4.01(c), as applicable, and (2) to the Class A-PO Certificates with respect to the Class II-A-PO Component in an amount up to the Class II-A-PO Optimal Principal Amount;

            fourth, (A) to the Class A-PO Certificates with respect to the Class I-A-PO Component in an amount up to the Class A-PO Deferred Amount for such Component from amounts otherwise distributable (without regard to this clause
(i) Paragraph fourth) first to the Class B-6 Certificates pursuant to clause
(ii) Paragraph eighteenth, below, second to the Class B-5 Certificates pursuant to clause (ii) Paragraph fifteenth, below, third to the Class B-4 Certificates pursuant to clause (ii) Paragraph twelfth, below, fourth to the Class B-3 Certificates pursuant to clause (ii) Paragraph ninth, below, fifth to the Class B-2 Certificates pursuant to clause (ii) Paragraph sixth below, and sixth to the Class B-1 Certificates pursuant to clause (ii) Paragraph third below; or (B) to the Class A-PO Certificates with respect to the Class II-A-PO Component in an amount up to the Class A-PO Deferred Amount for such Component from amounts otherwise distributable (without regard to this clause (i) Paragraph fourth) first to the Class B-6 Certificates pursuant to clause (ii) Paragraph eighteenth, below, second to the Class B-5 Certificates pursuant to clause (ii) Paragraph fifteenth, below, third to the Class B-4 Certificates pursuant to clause (ii) Paragraph twelfth, below, fourth to the Class B-3 Certificates pursuant to clause (ii) Paragraph ninth, below, fifth to the Class B-2 Certificates pursuant to clause (ii) Paragraph sixth below, and sixth to the Class B-1 Certificates pursuant to clause (ii) Paragraph third below;

            (ii) to the Class B Certificates, from the Group I Pool Distribution Amount and Group II Pool Distribution Amount, subject to Section 4.01(b)(iii), as follows:

            first, to the Class B-1 Certificates in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            second, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            third, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this clause (ii) Paragraph third will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above;

            fourth, to the Class B-2 Certificates in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            fifth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            sixth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this clause (ii) Paragraph sixth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above;

            seventh, to the Class B-3 Certificates in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            eighth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            ninth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this clause (ii) Paragraph ninth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above;

            tenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            eleventh, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            twelfth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this clause (ii) Paragraph twelfth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above;

            thirteenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            fourteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            fifteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this clause (ii) Paragraph fifteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above;

            sixteenth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            seventeenth, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            eighteenth, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this clause (ii) Paragraph eighteenth will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amounts as provided in clause (i) Paragraph fourth (A) and (B) above; and

            nineteenth, to the Holder of the Class I-A-R Certificate (i) in respect of the Class I-A-R Interest, any amounts remaining in the Upper-Tier Certificate Account and (ii) in respect of the Class I-A-LR Interest, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or Notional Amount of any Class or Component has been reduced to zero, such Class or Component will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Non-PO Certificates and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            Notwithstanding the foregoing, on any Distribution Date where the amount used to pay the Class A-PO Deferred Amounts for the Class A-PO Certificates is less than the sum of such Class A-PO Deferred Amounts, a pro rata portion of such amount (based on the Class A-PO Deferred Amounts for such Distribution Date) will be used to pay each applicable Class A-PO Deferred Amount on such Distribution Date.

            On each Distribution Date, any Reimbursement Amount shall be allocated sequentially to the related Classes of Certificates (other than Exchangeable Certificates) or Component then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Class of Certificates or Component, up to, with respect to each Class or Component, the amount of loss borne by such Class or Component. Any amount allocated to a Class or Component shall be distributed to such Class or Component subject to Section 4.01(h). Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Group I Pool Distribution Amount or Group II Pool Distribution Amount, as applicable.

            (iii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes or Component as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class I-A-LPO Interest and the Class II-A-LPO Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Component in each case to the extent actually distributed thereon (or, in the case of the Accrual Certificates, added to its Principal Balance). Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class, Classes or Component. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class, Classes or Component.

            The pass-through rate with respect to the Class I-A-L1 Interest, Class I-A-L8 Interest, Class I-A-L10 Interest, Class I-A-L14 Interest, Class I-A-L22 Interest, Class I-A-LUR Interest, II-A-L9 Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.000% per annum. The pass-through rate with respect to the Class I-A-L31 Interest, Class II-A-L1 Interest and Class II-A-L2 Interest shall be 6.250% per annum. The Class I-A-L30 Interest, Class I-A-LPO Interest, Class II-A-L8 Interest and Class II-A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls and Relief Act Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            For Federal tax purposes, the Class I-A-1 Certificates will consist of two components: Component 1F and Component 1S (collectively, the "Class I-A-1 Tax Components"). Allocations of principal and interest, Realized Losses, Recoveries, Reimbursement Amounts, Non-Supported Interest Shortfalls and Relief Act Shortfalls with respect to the Class I-A-1 Certificates will be allocated to the Class I-A-1 Tax Components, pro rata. The pass-through rate on Component 1F will be the Class I-A-40 Pass- Through Rate. The pass-through rate on Component 1S will be the Class I-A-41 Pass-Through Rate.

            The Class I-A-1 Tax Components will have the following initial principal balances:

                       -------------------------------------------
                       Component 1F                $257,143,142.00
                       Component 1S                 $42,857,190.00
                       -------------------------------------------

            Ownership of the various Classes of Certificates will represent ownership of the following Class I-A-1 Tax Components:

                  ----------------------------------------------
                  Class I-A-1              Components 1F and 1S
                  Class I-A-40             Component 1F
                  Class I-A-41             Component 1S
                  ----------------------------------------------

            (b) The allocation of the Group I-A Non-PO Principal Distribution Amount or Group II-A Non-PO Principal Distribution Amount or any Accrual Distribution Amount to a Class of Exchangeable REMIC Certificates will be made assuming no exchanges have ever occurred. Amounts distributable to Exchangeable Certificates will be made as described in Section 4.01(h).

            (i)   Group I-A Certificates

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class I-A-13 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, as follows:

            first, sequentially, to the Class I-A-10 and Class I-A-12 Certificates, up to the PAC III Principal Amount for such Distribution Date;

            second, concurrently, to the Class I-A-14 and Class I-A-15 Certificates, pro rata; and.

            third, to the Class I-A-13 Certificates.

            II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class I-A-18 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, to the Class I-A-16, Class I-A-17 and Class I-A-18 Certificates.

            III. On each Distribution Date occurring prior to the Subordination Depletion Date, the Group I-A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Group I-A Certificates, sequentially, as follows:

            first, to the Class I-A-R Certificates; and

            second, concurrently, as follows:

      (A) 5.5245851405%, sequentially, as follows:

            (i) to the Class I-A-28 Certificates, up to the Priority 1 Amount for such Distribution Date;

            (ii) sequentially, until the aggregate of $60,000,000 has been paid pursuant to this clause for such Distribution Date and all previous Distribution Dates, to the Class I-A-2, Class I-A-3 and Class I-A-4 Certificates; and

            (iii) to the Class I-A-28 Certificates;

      (B) 94.4754148595%, concurrently, as follows:

            (i) 22.0606626705%, sequentially, as follows:

                  (a) sequentially, to the Class I-A-5 and Class I-A-6
            Certificates, up to the PAC I Principal Amount for such Distribution Date;

                  (b) to the Class I-A-7 Certificates, up to the PAC II
            Principal Amount for such Distribution Date;

                  (c) concurrently, to the Class I-A-8 and Class I-A-9
            Certificates, pro rata;

                  (d) sequentially, to the Class I-A-7, Class I-A-5 and Class
            I-A-6 Certificates;

            (ii) 77.9393373295%, concurrently, as follows:

                  (a) 23.2265099412%, sequentially, as follows:

                        (1) sequentially, to the Class I-A-10 and Class I-A-12
                  Certificates, up to the PAC III Principal Amount for such Distribution Date;

                        (2) to the Class I-A-13 Certificates;

                        (3) concurrently, to the Class I-A-14 and Class I-A-15
                  Certificates, pro rata;

                        (4) sequentially, to the Class I-A-10, Class I-A-12,
                  Class I-A-16, Class I-A-17 and Class I-A-18 Certificates; and

                  (b)   76.7734900588%, concurrently, as follows:

                        (1) 27.1402455153%, sequentially, as follows:

                              (aa)to the Class I-A-29 Certificates, up to the
                        Priority 2 Amount for such Distribution Date;

                              (bb) concurrently, to the Class I-A-30 and Class
                        I-A-31 Certificates, pro rata, up to the Priority 3 Amount for such Distribution Date;

                              (cc) concurrently, as follows:

                                  (I) 10.2959446402%, sequentially, until the
                              aggregate of $17,155,000 has been paid pursuant to this clause for such Distribution Date and all previous Distribution Dates, to the Class I-A-2, Class I-A-3 and Class I-A-4 Certificates;

                                  (II) 89.7040553598%, sequentially, as follows:

                                      (aaa) sequentially, to the Class I-A-19
                                  and Class I-A-20 Certificates, up to the PAC
                                  IV Principal Amount for such Distribution
                                  Date; and

                                      (bbb) sequentially, to the Class I-A-21,
                                  Class I-A-19 and Class I-A-20 Certificates;

                              (dd) concurrently, to the Class I-A-30 and Class
                        I-A-31 Certificates, pro rata; and

                              (ee) to the Class I-A-29 Certificates;

                        (2) 72.8597544847%, sequentially, as follows:

                              (aa) 8.3458521711%, concurrently, as follows:

                                  (I) 85.714285102%, to the Class I-A-22
                              Certificates; and

                                  (I) 14.285714898%, sequentially, as follows:

                                    (aaa) to the Class I-A-23 Certificates, up
                              to the PAC V Principal Amount for such
                              Distribution Date; and

                                    (bbb) sequentially, to the Class I-A-24 and
                              Class I-A-23 Certificates;

                              (bb) 91.6541478289%, concurrently, as follows:

                                  (I) 41.4625881582%, sequentially, as follows:

                                    (aaa) to the Class I-A-32 Certificates, up
                               to the Priority 4 Amount for such Distribution Date;

                                    (bbb) concurrently, to the Class I-A-33 and
                               Class I-A-34 Certificates, up to the Priority 5 Amount for such Distribution Date, pro rata;

                                    (ccc) sequentially, to the Class I-A-25,
                               Class I-A-26 and Class I-A-27 Certificates;

                                    (ddd) concurrently, to the Class I-A-33 and
                               Class I-A-34 Certificates, pro rata; and

                                    (eee) to the Class I-A-32 Certificates;

                                  (II) 58.5374118418%, to the Class I-A-1
                               Certificates.

            (ii) Group II-A Certificates

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class II-A-7 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, as follows:

            first, sequentially, up to $690 for such Distribution Date, as follows:

            (a) sequentially, up to the Reduction I Amount for such Distribution Date, as follows:

                  (1) to the Class II-A-1 Certificates, up to the Reduction II
            Amount for such Distribution Date;

                  (2) concurrently, to the Class II-A-2 and Class II-A-3
            Certificates, pro rata; and

                  (3) to the Class II-A-1 Certificates;

            (b) to the Class II-A-4 Certificates;

            (c) sequentially, as follows:

                  (1) to the Class II-A-1 Certificates, up to the Reduction II
            Amount for such Distribution Date;

                  (2) concurrently, to the Class II-A-2 and Class II-A-3
            Certificates, pro rata; and

                  (3) to the Class II-A-1 Certificates;

            second, concurrently, up to $1,513,970 for such Distribution Date, to the Class II-A-5 and Class II-A-6 Certificates, pro rata;

            third, sequentially, as follows:

            (a) sequentially, up to the Reduction I Amount for such Distribution Date, as follows:

                  (1) to the Class II-A-1 Certificates, up to the Reduction II
            Amount for such Distribution Date;

                  (2) concurrently, to the Class II-A-2 and Class II-A-3
            Certificates, pro rata; and

                  (3) to the Class II-A-1 Certificates;

            (b) to the Class II-A-4 Certificates;

            (c) sequentially, as follows:

                  (1) to the Class II-A-1 Certificates, up to the Reduction II
            Amount for such Distribution Date;

                  (2) concurrently, to the Class II-A-2 and Class II-A-3
            Certificates, pro rata; and

                  (3) to the Class II-A-1 Certificates;

            fourth, concurrently, to the Class II-A-5 and Class II-A-6 Certificates, pro rata;

            fifth, to the Class II-A-7 Certificates;

            II. On each Distribution Date occurring prior to the Subordination Depletion Date, the Group II-A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Group II-A Certificates, concurrently, as follows:

            first, to the Class II-A-9 Certificates, up to the Priority 6 Amount for such Distribution Date;

            second, concurrently, to the Class II-A-10 and Class II-A-11 Certificates, up to the Priority 7 Amount for such Distribution Date, pro rata;

            third, concurrently, as follows:

                  (A) 4.0000000000%, to the Class II-A-8 Certificates;

                  (B) 96.0000000000%, sequentially, as follows:

                        (i) sequentially, up to $690 for such Distribution Date
                  (including any amount distributed pursuant to priority I, first of the Group II-A Certificates above), as follows:

                              (a) sequentially, up to the Reduction I Amount for
                        such Distribution Date, as follows:

                                  (1) to the Class II-A-1 Certificates, up to
                               the Reduction II Amount for such Distribution
                               Date;

                                  (2) concurrently, to the Class II-A-2 and
                               Class II-A-3 Certificates, pro rata; and

                                  (3) to the Class II-A-1 Certificates;

            (b) to the Class II-A-4 Certificates;

            (c) to the Class II-A-1 Certificates, up to the Reduction II Amount for such Distribution Date;

            (d) concurrently, to the Class II-A-2 and Class II-A-3 Certificates, pro rata; and

            (e) to the Class II-A-1 Certificates;

            (ii) concurrently, up to $1,513,970 for such Distribution Date (including any amount distributed pursuant to priority I, second of the Group II-A Certificates above), to the Class II-A-5 and Class II-A-6 Certificates, pro rata;

            (iii) sequentially, as follows:

                        (a) sequentially, up to the Reduction I Amount for such
                  Distribution Date, as follows:

                              (1) to the Class II-A-1 Certificates, up to the
                        Reduction II Amount for such Distribution Date;

                              (2) concurrently, to the Class II-A-2 and Class
                        II-A-3 Certificates, pro rata; and

                              (3) to the Class II-A-1 Certificates;

                        (b) to the Class II-A-4 Certificates;

                        (c) to the Class II-A-1 Certificates, up to the
                  Reduction II Amount for such Distribution Date;

                        (d) concurrently, to the Class II-A-2 and Class II-A-3
                  Certificates, pro rata; and

                        (e) to the Class II-A-1 Certificates;

            (iv) concurrently, to the Class II-A-5 and Class II-A-6 Certificates, pro rata; and

            (v) to the Class II-A-7 Certificates;

            fourth, concurrently, to the Class II-A-10 and Class II-A-11 Certificates, pro rata; and

            fifth, to the Class II-A-9 Certificates.

            As used above, the "PAC I Principal Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the PAC I Certificates to the percentage of the sum of the initial Principal Balances of the PAC I Group shown in the related table appearing in
Schedule II with respect to such Distribution Date.

            As used above, the "PAC II Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Principal Balance of the PAC II Certificates to the percentage of the initial Principal Balance of the PAC II Certificates shown in the related table appearing in Schedule II with respect to such Distribution Date.

            As used above, "PAC III Principal Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the PAC III Certificates to the percentage of the sum of the initial Principal Balances of the PAC III Group shown in the related table appearing in Schedule II with respect to such Distribution Date.

            As used above, "PAC IV Principal Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the PAC IV Certificates to the percentage of the sum of the initial Principal Balances of the PAC IV Group shown in the related table appearing in Schedule II with respect to such Distribution Date.

            As used above, "PAC V Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Principal Balance of the PAC Certificates to the percentage of the initial Principal Balance of the PAC V Certificates shown in the related table appearing in Schedule II with respect to such Distribution Date.

            As used above, "Reduction I Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the Scheduled Certificates to the percentage of the sum of the initial Principal Balances of the Scheduled Group shown in the related table appearing in Schedule II with respect to such Distribution Date.

            As used above, "Reduction II Amount" for any Distribution Date means the amount, if any, that would reduce the Principal Balance of the Class II-A-1 Certificates to the percentage of the initial Principal Balance of the Class II-A-1 Certificates shown in the related table appearing in Schedule II with respect to such Distribution Date.

            The tables in Schedule II set forth for each Distribution Date the planned Principal Balances for the PAC Groups, the PAC II Certificates and the PAC V Certificates and the scheduled Principal Balances for the Scheduled Group and Class II-A-I Certificates expressed as a percentage of the initial aggregate Principal Balance of the PAC Groups and Scheduled Group and the initial Principal Balance of the PAC II Certificates, PAC V Certificates and Class II-A-I Certificates, respectively.

            (iii) Notwithstanding the foregoing, (X) on any Distribution Date occurring prior to the Subordination Depletion Date but on or after the date on which the Principal Balances of the Group I-A Certificates or Group II-A Certificates have been reduced to zero and on which (a) the Aggregate Subordinate Percentage for such Distribution Date is less than 3.70% or (b) the average outstanding principal balance of the Mortgage Loans delinquent 60 days or more over the preceding six months as a percentage of the Class B Principal Balance is greater than or equal to 100%, the remaining Group of Class A Certificates will be entitled to receive as principal, in addition to any principal payments described in Section 4.01(a) above, in accordance with the priorities set forth in Section 4.01(b) (i) or (ii) above and until the aggregate Principal Balance of such Group of Class A Certificates has been reduced to zero, amounts otherwise distributable (without regard to this clause
(iii)) first to the Class B-6 Certificates pursuant to Paragraph eighteenth of 4.01(a)(ii) above, second to the Class B-5 Certificates pursuant to Paragraph fifteenth of 4.01(a)(ii) above, third to the Class B-4 Certificates pursuant to Paragraph twelfth of 4.01(a)(ii) above, fourth to the Class B-3 Certificates pursuant to Paragraph ninth of 4.01(a)(ii) above, fifth to the Class B-2 Certificates pursuant to Paragraph sixth of 4.01(a)(ii) above and sixth to the Class B-1 Certificates pursuant to Paragraph third of 4.01(a)(ii) above but in each case only from the applicable Apportioned Class B Principal Distribution Amount for such Class of Class B Certificates and (Y) if on any Distribution Date the Group I-A Non-PO Principal Balance or Group II-A Non-PO Principal Balance (after giving effect to all distributions on such Distribution Date) is greater than the Group I Adjusted Pool Amount (Non-PO Portion) or Group II Adjusted Pool Amount (Non-PO Portion), respectively (the Group I-A Certificates or Group II-A Certificates, as applicable, in such instance, the "Undercollateralized Group"), the Class A Non-PO Certificates of the Undercollateralized Group will be entitled to receive first in respect of any Class A Unpaid Interest Shortfalls therefor (including any Group I Interest Shortfall Amount or Group II Interest Shortfall Amount, as applicable, arising on such Distribution Date) and second as principal, in addition to any principal payments described in Section 4.01(a)(i) above, in accordance with the priorities set forth in Section 4.01(b)(i) or (ii) above and until the aggregate Principal Balance of the Class A Non-PO Certificates of the Undercollateralized Group equals the Group I Adjusted Pool Amount (Non-PO Portion) or Group II Adjusted Pool Amount (Non-PO Portion), as applicable (such amount, the "Undercollateralized Amount"), all amounts otherwise distributable (without regard to this clause (iii)) first to the Class B-6 Certificates pursuant to Paragraph eighteenth of 4.01(a)(ii) above, second to the Class B-5 Certificates pursuant to Paragraph fifteenth of 4.01(a)(ii) above, third to the Class B-4 Certificates pursuant to Paragraph twelfth of 4.01(a)(ii) above, fourth to the Class B-3 Certificates pursuant to Paragraph ninth of 4.01(a)(ii) above, fifth to the Class B-2 Certificates pursuant to Paragraph sixth of 4.01(a)(ii) above and sixth to the Class B-1 Certificates pursuant to Paragraph third of 4.01(a)(ii) above less any amounts used to pay any Class A-PO Deferred Amounts.

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Subordination Depletion Date, the Group I-A Non-PO Principal Distribution Amount shall be distributed among the Classes of Group I-A Certificates and the Group II-A Non-PO Principal Distribution Amount shall be distributed among the Classes of Group II-A Certificates, pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Sections 4.01(b)(i) and (ii).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) if the Current Class B-1 Fractional Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) if the Current Class B-2 Fractional Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) if the Current Class B-3 Fractional Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) if the Current Class B-4 Fractional Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) if the Current Class B-5 Fractional Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Group I Class B Prepayment Percentage and Group II Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class of Class B Certificates with the lowest numerical Class designation and then, if necessary, the Group I Class B Percentage and Group II Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Group I Subordinated Prepayment Percentage and Group II Subordinated Prepayment Percentage and Group I Subordinated Percentage and Group II Subordinated Percentage in such computations the difference between (A) the Group I Subordinated Prepayment Percentage or Group II Subordinated Prepayment Percentage or Group I Subordinated Percentage or Group II Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Group I Class B Prepayment Percentage, Group II Class B Prepayment Percentage, Group I Class B Percentage and Group II Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Group I Subordinated Prepayment Percentage and Group II Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Group I Class B Prepayment Percentages and Group II Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Group I Subordinated Percentage and Group II Subordinated Percentage for such Distribution Date minus the sum of the Group I Class B Percentages and Group II Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Group I Class B Percentage, Group II Class B Percentage, Group I Class B Prepayment Percentage or Group II Class B Prepayment Percentage.

            (e) The Master Servicer shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account (provided that such account may be deemed a subaccount of the Payment Account so long as the Master Servicer is the Paying Agent). On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, be deemed to deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount. The Master Servicer may clear and terminate the Upper-Tier Certificate Account pursuant to
Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Paying Agent shall, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(e) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Paying Agent at least seven Business Days prior to the Distribution Date or if such Holder has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Group I-A Distribution Amount or Group II-A Distribution Amount, as applicable, with respect to each Class of Class A Certificates and the applicable Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Residual Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, or in the case of a Class of Interest Only Certificates, the related Notional Amount, or, in the case of a Class of Exchangeable Certificates, the Principal Balances of the Related Exchangeable REMIC Certificates, would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send notice to the Paying Agent. The Paying Agent shall then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Certificate Registrar therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a)(i).

            (g) The Paying Agent shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            (h) (i) An Exchangeable Combination consisting of Outstanding Exchangeable Certificates will receive its proportionate share of distributions in respect of interest allocated to the Related Exchangeable REMIC Certificates pursuant to Sections 4.01(a) and (b)(iii) and Section 9.01. Such amount of interest will then be distributed (x) in the case of each Exchangeable Combination other than Exchangeable Combination 6, to the individual Class within such Exchangeable Combination or (y) in the case of Exchangeable Combination 6, concurrently, to the Classes of Exchangeable Certificates within such Exchangeable Combination, in proportion to the product of each Class's Pass-Through Rate and its Maximum Principal Balance.

            (ii) An Exchangeable Combination consisting of Outstanding Exchangeable Certificates will receive its proportionate share of distributions in respect of principal allocated to the Related Exchangeable REMIC Certificates pursuant to Sections 4.01(b)(i), (b)(ii), (b)(iii) and (c) and Section 9.01. Such amount of principal will then be distributed (x) in the case of each Exchangeable Combination other than Exchangeable Combination 6, to the individual Class within such Exchangeable Combination or (y) in the case of Exchangeable Combination 6, concurrently, to the Classes of Exchangeable Certificates within such Exchangeable Combination, in proportion to each Class's Maximum Principal Balance.

            (iii) An Exchangeable Combination consisting of Outstanding Exchangeable Certificates will receive its proportionate share of any Principal Adjustment or Reimbursement Amount allocated to the Related Exchangeable REMIC Certificates. Any such Principal Adjustment or Reimbursement Amount will then be allocated (x) in the case of each Exchangeable Combination other than Exchangeable Combination 6, to the individual Class within such Exchangeable Combination or (y) in the case of Exchangeable Combination 6, to the individual Classes of Outstanding Exchangeable Certificates included in such Exchangeable Combination based on their proportionate share based on the Maximum Principal Balances in the case of any Principal Adjustment and on the amount of loss borne by such Classes in the case of any Reimbursement Amount.

            Section 4.02 Allocation of Realized Losses.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions) occurring with respect to Group I Mortgage Loans and Group II Mortgage Loans will be allocated as follows:

            first, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-6 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-6 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-6 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-6 Principal Balance has been reduced to zero;

            second, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-5 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-5 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-5 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-5 Principal Balance has been reduced to zero;

            third, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-4 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-4 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-4 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-4 Principal Balance has been reduced to zero;

            fourth, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-3 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-3 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-3 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-3 Principal Balance has been reduced to zero;

            fifth, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-2 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-2 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-2 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-2 Principal Balance has been reduced to zero;

            sixth, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Class I-A-PO Component and Class B-1 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group I Mortgage Loans, respectively, until the Class B-1 Principal Balance has been reduced to zero and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Class II-A-PO Component and Class B-1 Certificates, pro rata, based on the applicable PO Fraction and the applicable Non-PO Fraction of such Group II Mortgage Loans, respectively, until the Class B-1 Principal Balance has been reduced to zero; and

            seventh, (A) with respect to such losses occurring with respect to Group I Mortgage Loans, concurrently, to the Group I-A Certificates and the Class I-A-PO Component, pro rata, based on the Non-PO Fraction and the PO Fraction of such Group I Mortgage Loans, respectively and (B) with respect to such losses occurring with respect to Group II Mortgage Loans, concurrently, to the Group II-A Certificates and the Class II-A-PO Component, pro rata, based on the Non-PO Fraction and the PO Fraction of such Group II Mortgage Loans, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Component's Principal Balance through the operation of the definition of Principal Balance, and the provisos in the definitions of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Outstanding Exchangeable Certificates will be allocated their proportionate share (based on Maximum Principal Balance) of (i) any decrease in the Principal Balance of a Related Exchangeable REMIC Certificate as a result of the application of the third or fourth sentences of the definition of Principal Balance or (ii) any increase in the Principal Balance of a Related Exchangeable REMIC Certificate as a result of the application of the third or fifth sentences of the definition of Principal Balance.

            (b) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses occurring with respect to any Group I Mortgage Loan or Group II Mortgage Loan, as applicable, will be allocated among the outstanding Classes of Group I-A Certificates and Group II-A Certificates, respectively, based upon their Group I-A and Group II-A Interest Percentages.

            (d) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (e) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class, Classes or Component as provided above.

            (f) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            Section 4.03 Paying Agent.

            (a) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account (unless the Master Servicer is the Paying Agent, in which case, the Certificate Account may be the Payment Account) and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to
Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the institution that maintains such account, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to
Section 9.01.

            (b) Wells Fargo Bank is hereby appointed as initial Paying Agent to make distributions to Certificateholders and to make available to Certificateholders the Distribution Date Statements and the annual statements required by Section 4.04. The Trustee may, at any time, remove or replace the Paying Agent, other than Wells Fargo Bank for so long as Wells Fargo Bank is acting as the Master Servicer. If Wells Fargo Bank is no longer acting as Master Servicer, the Master Servicer shall pay, from its own funds, the reasonable compensation of any Paying Agent other than Wells Fargo Bank.

            The Trustee shall cause any Paying Agent that is not HSBC Bank USA, National Association or Wells Fargo Bank to execute and deliver to the Trustee an instrument (a "Paying Agent Agreement") in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount;

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent; and

            (iv) if the Depositor or the Master Servicer determine it necessary in order to comply with the requirements of Regulation AB, provide to the Master Servicer the assessment of compliance and accountants report provided for in Section 3.11 with respect to the Servicing Criteria set forth in Item 1122(d) of Regulation AB applicable to the duties of the Paying Agent.

            Section 4.04 Statements to Certificateholders; Reports to the Trustee and the Depositor.

            (a) On each Distribution Date, the Master Servicer shall make available in accordance with subsection (b) of this Section 4.04 to each Holder of a Certificate, the Trustee, the Paying Agent and the Depositor a statement (the "Distribution Date Statement") setting forth:

            (i) the applicable Determination Date, the applicable Record Date and the actual Distribution Date;

            (ii) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, assuming, in the case of a Class of Exchangeable REMIC Certificates, that no exchanges have occurred and, in the case of a Class of Exchangeable Certificates, that all exchanges have occurred, separately identifying the aggregate amount of any Unscheduled Principal Receipts and Liquidation Proceeds included therein and the Principal Balance of each Class of Class A Certificates (other than a Class of Exchangeable Certificates) and the Maximum Principal Balance of each Class of Exchangeable Certificates;

            (iii) (A) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, assuming, in the case of a Class of Exchangeable REMIC Certificates, that no exchanges have occurred and, in the case of a Class of Exchangeable Certificates, that all exchanges have occurred, (B) the amount of the Current Group I-A Interest Distribution Amount allocated to each Class of Group I-A Certificates and Current Group II-A Interest Distribution Amount allocated to each Class of Group II-A Certificates, (C) any Group I Interest Shortfall Amounts or Group II Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (D) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date, (E) the amount of any Relief Act Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (F) for each Class of Exchangeable Certificates, comparable information to that required in clauses (B), (C),
      (D) and (E) assuming all exchanges have occurred based on such Class' proportionate share of such amounts allocated to the Related Exchangeable REMIC Certificates;

            (iv) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts and Liquidation Proceeds included therein and the Principal Balance of each Class of Class B Certificates;

            (v) (A) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (B) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (C) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates after giving effect to such distribution, (D) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date and (E) the amount of any Relief Act Shortfalls allocated to each Class of Class B Certificates for such Distribution Date;

            (vi) the amount of any Periodic Advance by or reimbursed to any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vii) the number and aggregate principal balance of Group I Mortgage Loans and Group II Mortgage Loans outstanding, the weighted average Mortgage Interest Rate and weighted average remaining term to maturity of the related Mortgage Loans outstanding and the cumulative prepayment amounts, in each case, as of the preceding Determination Date;

            (viii) the number and aggregate principal balances of the of Group I Mortgage Loans and Group II Mortgage Loans by range of current Mortgage Interest Rates;

            (ix) the pool factors for such Distribution Date;

            (x) the beginning and ending balance of the Certificate Account;

            (xi) the Group I-A Principal Balance, the Group II-A Principal Balance, the Principal Balance of each Class of Class A Certificates (other than a Class of Exchangeable Certificates), the Maximum Principal Balance of each Class of Exchangeable Certificates, the Principal Balance of each Class A-PO Component, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates prior to and after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (xii) the Group I Adjusted Pool Amount, the Group II Adjusted Pool Amount, the Group I Adjusted Pool Amount (Non-PO Portion), the Group II Adjusted Pool Amount (Non-PO Portion), the Group I Adjusted Pool Amount (PO Portion), the Group II Adjusted Pool Amount (PO Portion), the Group I Pool Scheduled Principal Balance of the Group I Mortgage Loans for such Distribution Date, the Group II Pool Scheduled Principal Balance of the Group II Mortgage Loans for such Distribution Date, the aggregate Scheduled Principal Balance of the Group I Discount Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Group II Discount Mortgage Loans for such Distribution Date;

            (xiii) the aggregate Scheduled Principal Balances of the Group I Mortgage Loans and Group II Mortgage Loans serviced by Wells Fargo Bank in its capacity as Servicer and, collectively, by the Other Servicers as of such Distribution Date;

            (xiv) the Group I-A Percentage and Group II-A Percentage for such Distribution Date;

            (xv) the Group I-A Prepayment Percentage and Group II-A Prepayment Percentage for such Distribution Date;

            (xvi) the Group I Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages and the Group II Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for such Distribution Date;

            (xvii) the Group I Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages and the Group II Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for such Distribution Date;

            (xviii) the number and aggregate principal balances of Group I Mortgage Loans and Group II Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure or bankruptcy), grouping such delinquent Mortgage Loans in 30 day increments, up to 180 days delinquent (determined in accordance with the Mortgage Bankers' Association delinquency methodology), (B) in foreclosure, as of the close of business on the last day of the calendar month preceding the Distribution Date and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding the Distribution Date;

            (xix) the number and aggregate principal balances of the Mortgage Loans that are REO Mortgage Loans as of the Determination Date immediately preceding such Distribution Date;

            (xx) the aggregate amount of Realized Losses incurred during the preceding calendar month with respect to Group I Mortgage Loans and Group II Mortgage Loans allocated as of such Distribution Date;

            (xxi) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom the payments were made;

            (xxii) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses with respect to the Mortgage Loans allocated as of such Distribution Date;

            (xxiii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

            (xxiv) the amount of PMI Advances made by a Servicer, if any with respect to each Loan Group;

            (xxv) the Class A Pass-Through Rate for each Class of Class A Certificates and the Class B Pass-Through Rate for each Class of Class B Certificates;

            (xxvi) in the case of each Class of LIBOR Certificates, the applicable Class A Pass-Through Rate;

            (xxvii) the Yield Maintenance Agreement Payments received from the Counterparty;

            (xxviii) in the case of the Interest Only Certificates, the Notional Amount, if any;

            (xxix) the Class A-PO Deferred Amounts, if any;

            (xxx) any material modifications, extensions or waivers to Mortgage Loan terms, fees, penalties or payments since the previous Distribution Date;

            (xxxi) any material breaches of representations and warranties relating to the Group I Mortgage Loans or Group II Mortgage Loans or material breaches of transaction covenants;

            (xxxii) if any of the Group I Mortgage Loans or Group II Mortgage Loans have prepayment penalties, the aggregate amount of any prepayment penalties paid;

            (xxxiii) a statement as to whether any exchanges of Exchangeable REMIC Certificates or Exchangeable Certificates have taken place since the preceding Distribution Date, and, if applicable, the names, Principal Balances or Maximum Principal Balances, Pass-Through Rates and any interest and principal paid, including any shortfalls allocated, of any Classes of Exchangeable REMIC Certificates or Exchangeable Certificates that were received by the Certificateholder as a result of such exchange; and

            (xxxiv) any other customary information as is required to enable Certificateholders to prepare their tax returns.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (ii) and (iii) above and with respect to a Class of Class B Certificates pursuant to clauses (iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Residual Certificate) with a $1,000 Denomination, and as a dollar amount per Residual Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Paying Agent shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (ii) and
(iii)(A) above in the case of a Class A Certificateholder and the information set forth in clauses (iv) and (v)(A) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code from time to time in force.

            Unless the Master Servicer is acting as the Paying Agent, prior to the close of business on the second Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to any Paying Agent (the information in such statement to be made available to Certificateholders by the Paying Agent on written request) setting forth the Group I-A Distribution Amount or Group II-A Distribution Amount, as applicable, with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the Distribution Date Statements and the annual statements required pursuant to this Section 4.04(a), the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A, which information shall be provided on a timely basis to the Paying Agent by the Master Servicer.

            (b) The Master Servicer's responsibility for disbursing the information set forth in subsection (a) of this Section 4.04 to each Holder of a Certificate, the Depositor and other interested parties is limited to the availability, timeliness and the accuracy of the information provided by each Servicer. The Master Servicer will make a copy of each Distribution Date Statement provided pursuant to this Section 4.04 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other interested parties, and other parties to this Agreement via the Master Servicer's internet website, which in the case of Wells Fargo Bank, is located at "www.ctslink.com." In addition, the Paying Agent shall provide copies of the Distribution Date Statement and the annual statements required pursuant to Section 4.04(a) to Persons making written requests therefor at its Corporate Trust Office. Assistance in using the internet website can be obtained by calling the Master Servicer's customer service desk, which in the case of Wells Fargo Bank, is at
(866) 846-4526. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Master Servicer shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Master Servicer shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

            The Master Servicer shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            Section 4.05 Grantor Trust Administration. (a) The Master Servicer shall treat the portions of the Trust Estate consisting of any interests in the Exchangeable REMIC Certificates beneficially owned in the form of Exchangeable Certificates and rights with respect thereto and the assets described in Section
4.09 as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this treatment. The Master Servicer shall make available upon request to the Holders of the Exchangeable Certificates, and shall file or cause to be filed with the Internal Revenue Service together with any other information or form as may be applicable, their allocable shares of income and expenses with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code. Under no circumstances shall the Master Servicer have the power to vary the investments of the Certificateholders in their related assets of the Grantor Trust in order to take advantage of variations in this market to improve their rate of return.

            (b) (i) Each beneficial owner of Exchangeable REMIC Certificates that elects to hold its interest in the Exchangeable REMIC Certificates in the form of Exchangeable Certificates pursuant to Sections 5.03 and 5.04 of this Agreement shall be deemed to have instructed the Master Servicer to deposit the applicable Exchangeable REMIC Certificates into the Grantor Trust and all distributions in respect of such Exchangeable REMIC Certificates shall be deposited into the Exchangeable Certificate Grantor Trust Account. The Master Servicer hereby designates the Exchangeable Certificate Grantor Trust Account as a sub-account of the Certificate Account.

            (ii) On each Distribution Date, the Master Servicer shall deposit all distributions in respect of the Exchangeable REMIC Certificates deemed received by it from the Certificate Account pursuant to paragraph (b)(i) of this
Section 4.05 in the Exchangeable Certificate Grantor Trust Account, and shall immediately distribute such amounts in respect of the Related Exchangeable Certificates.

            (iii) Any beneficial owner of Exchangeable Certificates that exchanges such Exchangeable Certificates for the Related Exchangeable REMIC Certificates shall be deemed to have instructed the Master Servicer to remove such Exchangeable REMIC Certificates from the Grantor Trust, so that distributions on such Exchangeable REMIC Certificates are made directly from the Certificate Account to such beneficial owner.

            (c) The Grantor Trust is a WHFIT that is a NMWHFIT. The Master Servicer will report as required under the WHFIT Regulations, provided that the Master Servicer receives on a timely basis any and all information reasonably necessary for it to do so. The Master Servicer is hereby directed to assume that DTC is the only "middleman" (as such term is defined in the WHFIT Regulations) unless the Depositor provides the Master Servicer with the identities of other "middlemen" that are Certificateholders. The Master Servicer shall be entitled to rely on the first sentence of this subparagraph (c) and shall be entitled to indemnification in accordance with the terms of this Agreement in the event that the Internal Revenue Service makes a determination that the first sentence of this subparagraph (c) is incorrect.

            (d) The Master Servicer, in its discretion, will report required WHFIT information using either the cash or accrual method, except to the extent the WHFIT Regulations specifically require a different method. The Master Servicer will be under no obligation to determine whether any Certificateholder or other beneficial owner of a Certificate, to the extent the Master Servicer knows of any other beneficial owner of a Certificate, uses the cash or accrual method. The Master Servicer will make available information as required by the WHFIT Regulations to Certificateholders annually. In addition, the Master Servicer will not be responsible or liable for providing subsequently amended, revised or updated information to any Certificateholder, unless requested by the Certificateholder.

            (e) The Master Servicer shall not be liable for failure to meet the reporting requirements of the WHFIT Regulations nor for any penalties thereunder if such failure is due to: (i) the lack of reasonably necessary information being provided to the Master Servicer, (ii) incomplete, inaccurate or untimely information being provided to the Master Servicer or (iii) the inability of the Master Servicer, after good faith efforts, to alter its existing information reporting systems to capture information necessary to fully comply with the WHFIT Regulations for the 2007 calendar year. Absent receipt of information regarding any sale of securities, including the price, amount of proceeds and date of sale from the beneficial owner thereof or the Depositor, the Master Servicer will assume there is no secondary market trading of WHFIT interests.

            (f) To the extent required by the WHFIT Regulations, the Master Servicer will use reasonable efforts to publish on an appropriate website the CUSIP Numbers for the Certificates that represent ownership of a WHFIT. The CUSIP Numbers so published will represent the Rule 144A CUSIP Numbers, if applicable. The Master Servicer will make reasonable good faith efforts to keep the website accurate and updated to the extent CUSIP Numbers have been received. The Master Servicer will not be liable for investor reporting delays that result from the receipt of inaccurate or untimely CUSIP Number information.

            (g) The Master Servicer shall be entitled to additional reasonable compensation for changes in reporting required in respect of the WHFIT Regulations that arise as a result of a change in the WHFIT Regulations or a change in interpretation of the WHFIT Regulations by the Internal Revenue Service, if such change requires, in the Master Servicer's sole discretion, a material increase in the Master Servicer's reporting obligations in respect of the related Grantor Trust.

            Section 4.06 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. The Master Servicer will compute all amounts with respect to the Exchangeable REMIC Certificates and Exchangeable Certificates necessary for preparing the Distribution Date Statement. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

            Section 4.07 Determination of LIBOR.

            On each Rate Determination Date, the Paying Agent shall determine LIBOR for the Distribution Date occurring in the succeeding month for the LIBOR Certificates, on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Moneyline Telerate Service.

            If on any Rate Determination Date the Paying Agent is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the applicable Distribution Date will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Paying Agent determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month U.S. dollar lending rates that the Reference Banks are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (b) in the event that the Paying Agent can determine no such arithmetic mean, the lowest one-month U.S. dollar lending rate that the Reference Banks are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date the Paying Agent is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the applicable Distribution Date will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, with respect to the LIBOR Certificates, 5.32%.

            The establishment of LIBOR by the Paying Agent and the Paying Agent's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Paying Agent shall provide the Class A Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Paying Agent at (866) 846-4526 and make a request therefor during normal working hours on any Business Day.

            Section 4.08 Distributions on Exchangeable Certificates. On each Distribution Date, the Master Servicer shall withdraw from the Exchangeable Certificate Grantor Trust Account the amount distributable for each Class of Exchangeable Certificates and shall make the appropriate distributions to the Certificateholders of each such Class. All distributions that are made with respect to a particular Class of Exchangeable Certificates shall be made pro rata among all Outstanding Certificates of such Class in proportion to their respective Percentage Interests, with no preference or priority of any kind.

            Section 4.09 Reserve Fund.

            The Master Servicer shall establish and maintain the Reserve Fund, held in trust for the benefit of the Holders of the Class I-A-28 Certificates. The Master Servicer shall deposit in the Reserve Fund on the date received by it, any Yield Maintenance Agreement Payment received from the Counterparty for the related Distribution Date. Funds on deposit in the Reserve Funds shall remain uninvested. On each Distribution Date, the Master Servicer shall withdraw from the Reserve Fund any Yield Maintenance Agreement Payment received in respect of such Distribution Date and any Excess Funds in the Reserve Fund and shall distribute such amounts to the Class I-A-28 Certificates in an amount up to the sum of the Yield Maintenance Amount for such Distribution Date. Any amounts remaining in the Reserve Fund on the earlier of (i) the Distribution Date on which the Principal Balance of the Class I-A-28 Certificates is reduced to zero (after payment of the Yield Maintenance Amount for such date) or (ii) the Distribution Date on which the Trust Estate is terminated shall be distributed by the Master Servicer to the Holders of the Class I-A-28 Certificates pro rata in accordance with their respective Percentage Interests.

            The Master Servicer shall account for the Reserve Fund and the Yield Maintenance Agreement and the rights with respect thereto as assets of the Trust Estate and not as assets of any REMIC created pursuant to this Agreement. The beneficial owner of the Reserve Fund is a Holder of the Class I-A-28 Certificates. The Master Servicer shall treat the portions of the Trust Estate consisting of the Reserve Fund and the Yield Maintenance Agreement and rights with respect thereto as a "grantor trust" under the Code, and the provisions hereof shall be interpreted consistently with this treatment. The Master Servicer shall furnish or cause to be furnished (i) to the Holders of the Class I-A-28 Certificates and (ii) to Citigroup Global Markets Inc., and shall file or cause to be filed with the Internal Revenue Service together with such form as may be applicable, their allocable shares of income and expenses with respect to the property held by the Grantor Trust, at the time or times and in the manner required by the Code.

            Any amounts in the Reserve Fund paid by the Master Servicer pursuant to this Section 4.09 to the Class I-A-28 Certificates, as applicable, shall be accounted for by the Master Servicer as amounts paid to the Class I-A-28 Certificates from the Grantor Trust. In addition, the Master Servicer shall account for the rights of the Class I-A-28 Certificates to receive amounts from the Reserve Fund as rights in a limited recourse interest rate cap contract written by the Counterparty in favor of the Class I-A-28 Certificates.

                                   ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Residual Certificate, integral multiples of $1 in excess thereof (except, if necessary, for one Certificate of the Class B-6 Certificates that evidences one Single Certificate plus such additional principal portion as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class) and shall be substantially in the respective forms set forth as Exhibits A-I-A-1, A-I-A-2, A-I-A-3, A-I-A-4, A-I-A-5, A-I-A-6, A-I-A-7, A-I-A-8,
A-I-A-9, A-I-A-10, A-I-A-11, A-I-A-12, A-I-A-13, A-I-A-14, A-I-A-15, A-I-A-16,
A-I-A-17, A-I-A-18, A-I-A-19, A-I-A-20, A-I-A-21, A-I-A-22, A-I-A-23, A-I-A-24,
A-I-A-25, A-I-A-26, A-I-A-27, A-I-A-28, A-I-A-29, A-I-A-30, A-I-A-31, A-I-A-32,
A-I-A-33, A-I-A-34, A-I-A-35, A-I-A-36, A-I-A-37, A-I-A-38, A-I-A-39, A-I-A-40,
A-I-A-41, A-I-A-R, A-II-A-1, A-II-A-2, A-II-A-3, A-II-A-4, A-II-A-5, A-II-A-6,
A-II-A-7, A-II-A-8, A-II-A-9, A-II-A-10, A-II-A-11, A-II-A-12, A-A-PO, B-1, B-2,
B-3, B-4, B-5, B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Paying Agent to or upon the order of the Depositor upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01(a). The aggregate principal portion or notional amount evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Paying Agent by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Paying Agent shall bind the Paying Agent notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Certificates and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Authenticating Agent, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.09, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Depositor or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.09. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 5.09:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Depositor, the Master Servicer, the Certificate Registrar, the Paying Agent and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.09, copies of the Distribution Date Statements shall be available to Beneficial Owners upon written request to the Paying Agent at its Corporate Trust Office.

            Section 5.02 Registration of Certificates.

            (a) The Certificate Registrar shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.08 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Master Servicer shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.08 (and subject to the provisions of this Section 5.02) the Paying Agent shall execute, and shall date, countersign (or cause the Authenticating Agent to countersign) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Paying Agent shall execute, and shall date, countersign (or cause the Authenticating Agent to countersign) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Paying Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Paying Agent or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the 1933 Act and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Master Servicer or the Depositor may, if such transfer is to be made within three years after the later of (a) the date of the initial sale of Certificates or (b) the last date on which the Depositor or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Depositor or the Master Servicer, and (ii) the Master Servicer shall require the transferee (other than an affiliate of the Depositor on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Depositor and the Master Servicer the facts surrounding such transfer, which investment letter shall not be an expense of the Depositor or the Master Servicer. The Holder of a Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Depositor nor the Master Servicer is under an obligation to register the Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the Master Servicer and the Depositor shall have received
(i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Depositor or the Master Servicer or (b) if such transferee is an insurance company, (A) the source of funds used to purchase the Class B-4, Class B-5 or Class B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-4, Class B-5 or Class B-6 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-4, Class B-5 or Class B-6 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Master Servicer and the Depositor to the effect that the purchase or holding of such Class B-4, Class B-5 or Class B-6 Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Depositor or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor or the Master Servicer and (B) such other opinions of counsel, Officer's Certificates and agreements as the Depositor or the Master Servicer may require in connection with such transfer, which opinions of counsel, Officer's Certificates and agreements shall not be an expense of the Depositor or the Master Servicer. The Class B-4, Class B-5 and Class B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Residual Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Master Servicer with an effective Internal Revenue Service Form W-8ECI or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Master Servicer an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Paying Agent shall not execute, and shall not countersign (or cause the Authenticating Agent to countersign) and deliver, a new Residual Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Paying Agent shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Residual Certificate, unless the transferor shall have provided to the Master Servicer an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due, (iv) the transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other Person, and (v) the transferee will not transfer the Residual Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificate, shall be accompanied by a written statement in the form attached as Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Residual Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon actual knowledge of a Master Servicing Officer or a Responsible Officer of the Paying Agent that any legal or beneficial interest in any portion of the Residual Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            Section 5.03 Transfer of Exchangeable REMIC Certificates and Exchangeable Certificates. (a) Upon the presentation and surrender by any Certificateholder of its Exchangeable REMIC Certificates or Exchangeable Certificates in the appropriate combination as set forth in Exhibit W hereto, such Certificateholder shall hereunder transfer, assign, set over and otherwise convey to the Master Servicer, all of such Certificateholder's right, title and interest in and to such Exchangeable REMIC Certificates or Exchangeable Certificates, including all payments of interest thereon received after the date of such presentation and surrender and until such Certificateholder informs the Master Servicer that it wishes to again hold its interest in the form of Exchangeable REMIC Certificates or Exchangeable Certificates, as applicable.

            (b) The Master Servicer acknowledges any transfer and assignment of Exchangeable REMIC Certificates or Exchangeable Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Agreement, and shall treat such Exchangeable REMIC Certificates and Exchangeable Certificates in accordance with
Section 4.08 of this Agreement.

            Section 5.04 Exchanges of Exchangeable REMIC Certificates and Exchangeable Certificates. (a) Exchangeable REMIC Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, and Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable REMIC Certificates, after the Closing Date, by notice to the Master Servicer substantially in the form of Exhibit X hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in this Agreement.

            (b) In the case of each Combination Group, Certificates of the Class or Classes of Exchangeable REMIC Certificates in such Combination Group shall be exchangeable for Certificates of the Class or Classes of Exchangeable Certificates in such Combination Group in respective Denominations, determined based on the proportion that the Maximum Initial Principal Balance of such Exchangeable REMIC Certificates bear to the Maximum Initial Principal Balances of the Related Exchangeable Certificates, as set forth in Exhibit W hereto. Except as provided in Section 4.08 of this Agreement, upon any such exchange, the portions of the Exchangeable REMIC Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificates issued in exchange therefor. Correspondingly, Exchangeable Certificates in a Combination Group may be further designated for exchange for Certificates of the Exchangeable REMIC Classes in such Combination Group in respective Denominations determined based on the proportion that the Maximum Initial Principal Balance of such Exchangeable REMIC Certificates bear to the Maximum Initial Principal Balances of the Related Exchangeable Certificates, as set forth in Exhibit W hereto. There shall be no limitation on the number of exchanges authorized pursuant to this Section 5.04, and, except as provided below, no fee or other charge shall be payable to the Master Servicer or DTC in connection therewith.

            (c) In order to effect an exchange of Exchangeable REMIC Certificates or Exchangeable Certificates, the Certificateholder shall notify the Master Servicer by e-mail at ctsspgexchanges@wellsfargo.com no later than two Business Days before the proposed exchange date. The exchange date can be any Business Day from the 25th day of the month through the second to the last Business Day of the month, subject to the Master Servicer's approval. In addition, the Certificateholder must provide notice on the Certificateholder's letterhead, which notice must carry a medallion stamp guarantee and set forth the following information: the CUSIP number of each Exchangeable REMIC or Exchangeable Certificate to be exchanged and Exchangeable REMIC or Exchangeable Certificate to be received; the outstanding principal balance and the portion of the Maximum Initial Principal Balance of the Exchangeable REMIC Certificates or Exchangeable Certificates to be exchanged; the Certificateholder's DTC participant number; and the proposed exchange date. After receiving the notice, the Master Servicer shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. The Certificateholder will utilize the "deposit and withdrawal system" at DTC to exchange the Certificates. If there is an error, the exchange will not occur until such error is corrected. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

            Notwithstanding any other provision herein set forth, an exchange fee of $5,000 shall be payable to the Master Servicer in connection with each exchange.

            The Master Servicer shall make the first distribution on an Exchangeable REMIC Certificate or Exchangeable Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the applicable Record Date for such Certificate.

            Section 5.05 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Paying Agent, the Certificate Registrar or the Authenticating Agent, or the Paying Agent, the Certificate Registrar or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Paying Agent, the Certificate Registrar or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Paying Agent, the Certificate Registrar or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Paying Agent shall execute and countersign (or cause the Authenticating Agent to countersign) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Paying Agent or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Paying Agent or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            Section 5.06 Persons Deemed Owners.

            Prior to the due presentation of a Certificate for registration of transfer, the Depositor, the Master Servicer, the Trustee, the Paying Agent, the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of the Depositor, the Master Servicer, the Trustee, the Certificate Registrar or the Paying Agent shall be affected by notice to the contrary.

            Section 5.07 Access to List of Certificateholders' Names and Addresses.

            (a) If the Paying Agent is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Paying Agent, within 15 days after receipt by the Certificate Registrar of a request by the Paying Agent in writing, a list, in such form as the Paying Agent may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Certificate Registrar.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Certificate Registrar, the Paying Agent and the Trustee that neither the Depositor, the Master Servicer, the Certificate Registrar, the Paying Agent nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            Section 5.08 Maintenance of Office or Agency.

            The Certificate Registrar will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Certificate Registrar initially designates the Corporate Trust Office of the Certificate Registrar, if any, as its offices and agencies for said purposes.

            Section 5.09 Definitive Certificates.

            If (A) the Clearing Agency advises the Paying Agent in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Depositor is unable to locate a qualified successor, the Paying Agent shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Paying Agent by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Depositor, the Paying Agent shall execute and cause the Authenticating Agent to countersign Definitive Certificates for delivery at its Corporate Trust Office. The Depositor shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Except with the consent of the Depositor, the Paying Agent shall not execute or cause the Authenticating Agent to countersign Definitive Certificates in exchange for Book-Entry Certificates except as set forth above. Neither the Depositor, the Master Servicer nor the Paying Agent shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            Section 5.10 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.09, the Paying Agent shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                      THE DEPOSITOR AND THE MASTER SERVICER

            Section 6.01 Liability of the Depositor and the Master Servicer.

            The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Master Servicer.

            Section 6.02 Merger or Consolidation of the Depositor or the Master Servicer.

            Subject to the following paragraph (a) the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement and (b) the Master Servicer will keep in full effect its power and authority as a national banking association under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Depositor or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or Master Servicer shall be a party, or any Person succeeding to the business of the Depositor or Master Servicer, shall be the successor of the Depositor or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, (a) in the case of the Master Servicer, any such successor or resulting Person shall have a net worth of not less than $15,000,000 and be qualified to service mortgage loans for Fannie Mae or Freddie Mac and (b) the Master Servicer and such successor or surviving Person shall notify the Depositor and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof (unless giving such prior notice would be prohibited by applicable law or by a confidentiality agreement, in which case notice shall be given by 12 noon Eastern time one Business Day after such merger or consolidation).

            Section 6.03 Limitation on Liability of the Depositor, the Master Servicer and Others.

            Neither the Depositor nor the Master Servicer nor any subcontractor nor any of the directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, any subcontractor, and any director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations, the exercise of their rights or any legal action (including but not limited to, costs and expenses of litigation, and of investigation, attorney's fees, damages, judgments and amounts paid in settlement) under this Agreement, the Certificates or the Mortgage Loans (except for amounts due by the Depositor in connection with the breach of a representation or warranty covering the Mortgage Loans), including, in the case of the Master Servicer, any indemnity amounts paid by the Master Servicer to a Servicer pursuant to the applicable Servicing Agreement, other than any loss, liability or expense (including without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Depositor, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Depositor nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Depositor or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            Section 6.04 Resignation of the Master Servicer.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to Section 6.06. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            Section 6.05 Compensation to the Master Servicer.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account invested in accordance with Section 3.01(c), any investment income on funds on deposit in the Payment Account invested in accordance with Section 4.03(a) and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            Section 6.06 Assignment or Delegation of Duties by Master Servicer.

            (a) The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, subject to Section 6.06(b), the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            (b) Notwithstanding anything contained herein to the contrary, to the extent the Master Servicer engages any affiliate or third party vendor, in connection with the performance of any of its duties under this Agreement, the Master Servicer shall immediately notify the Depositor in writing of such engagement (to the extent it has not already notified the Depositor pursuant to clause (a) above); provided however, that prior to engaging any affiliate or third party vendor in connection with the performance of any of its duties under this Agreement, the Master Servicer shall determine (i) if such affiliates or third party vendors would be a Servicing Function Participant and (ii) if such affiliate or third party vendor would be a "servicer" within the meaning of Item 1101 of Regulation AB (an "Additional Master Servicer") and meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB. If the Master Servicer has determined that such affiliates or third party vendors are a Servicing Function Participant, the Master Servicer shall cause such Servicing Function Participant to prepare and deliver to the Master Servicer a separate assessment and attestation report, as contemplated by Section 3.11 of this Agreement. In addition, if the Master Servicer has determined that any such affiliate or third party vendor would be an Additional Master Servicer and meets the criteria in
Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB, the Master Servicer shall cause such Additional Master Servicer to prepare and deliver to the Master Servicer a separate compliance statement as contemplated by Section 3.05 of this Agreement. In addition, if the Master Servicer determines any such affiliate or third party vendor would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Master Servicer shall not engage such affiliate or third party vendor unless it provides the Master Servicer and the Depositor the information required by Section 1108(b) and 1108(c) of Regulation AB prior to such engagement.

            (c) In the event of any assignment of rights or delegation of duties of the Master Servicer, the Master Servicer shall report such event on Form 8-K within four Business Days after the effective date thereof.

            Section 6.07 Indemnification of Trustee and Depositor by Master Servicer.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Depositor and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of (a) willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, including, but not limited to the Master Servicer's obligation to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB or (b) any material breach by the Master Servicer of any of the representations and warranties contained in
Section 2.03(a). Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Depositor shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

            Section 6.08 Master Servicer Errors and Omissions Policy.

            The Master Servicer shall maintain, at all times and at its own expense, a Master Servicer Errors and Omissions Policy, which policy shall have such terms and coverage amounts as are comparable to those of errors and omissions policies maintained by master servicers of mortgage loans generally.

            The Master Servicer Errors and Omissions Policy shall insure the Master Servicer, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Master Servicer in the performance of its duties as Master Servicer pursuant to this Agreement.

            The Master Servicer shall maintain in effect the Master Servicer Errors and Omissions Policy at all times and the Master Servicer Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without the acquisition of comparable coverage by the Master Servicer.

                                  ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer to remit any funds to the Paying Agent as required by Section 4.03 continues unremedied for a period of three business days after either (a) receipt by the Master Servicer of written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates or (b) solely in the case of the failure of the Master Servicer to remit any Periodic Advance required to be remitted pursuant to
      Section 3.03, the date upon which the Master Servicer delivered to the Trustee the certification required by Section 3.03(a);

            (ii) any failure on the part of the Master Servicer to observe or perform in any material respect any of its covenants or agreements under Sections 3.05, 3.11 or 3.12 hereof, subject to any cure period set forth in such sections;

            (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (v) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (vi) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vii) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (viii) the Master Servicer and any Subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days;

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            Section 7.02 Other Remedies of Trustee.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 7.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            Section 7.04 Action upon Certain Failures of the Master Servicer and upon Event of Default.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i), (ii) or (iii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer; provided however that, without limiting any remedy as a result of such failure, the Trustee shall be required to give notice thereof to the Master Servicer in the case of the failure by the Master Servicer to observe or perform any of its covenants under Sections 3.05, 3.11, 3.12, 6.02 or 6.06(b) of this Agreement. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i),
(ii) and (iii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            Section 7.05 Trustee to Act; Appointment of Successor.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other master servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's master servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor master servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. Upon cessation of the Master Servicer's master servicing activities hereunder, the Trustee or any other successor master servicer shall be entitled to compensation not to exceed the compensation specified in Section
6.05 hereof, which amount shall include compensation for acting as paying agent. If the Master Servicer and the Paying Agent are not the same party, the Master Servicer shall pay the compensation of the Paying Agent. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other master servicing compensation in the form of late reporting fees or otherwise as provided in
Section 6.05, which amount shall include compensation for acting as paying agent. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the master servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in
Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by any Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            All costs associated with the appointment of a successor master servicer, to the extent not deducted from any sum received by the Trustee from the successor master servicer, shall be paid to the Person that incurred them by the predecessor master servicer. Without limiting the predecessor master servicer's obligation, if the predecessor master servicer fails to pay such costs, such costs shall be reimbursed by the Trust.

            The predecessor Master Servicer and successor Master Servicer shall notify the Depositor and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment and the successor Master Servicer shall report such event on Form 8-K within four business days of the occurrence of such event.

            Section 7.06 Notification to Certificateholders.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            Section 8.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers hereunder.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts; and

            (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice or obtained actual knowledge thereof. In absence of such notice or actual knowledge, the Trustee may conclusively assume that there is no default or Event of Default.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 8.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer;

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of such agent or attorney appointed by any other party to this Agreement, including without limitation, the appointment of any custodian;

            (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by the Agreement, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or herein (which in the case of Certificateholders representing in the aggregate not less than 66-2/3% of the aggregate Voting Interests will be deemed satisfied by a letter agreement with respect to such costs from such Certificateholders);

            (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence of willful misconduct in the performance of such act; and

            (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

            Section 8.03 Trustee Not Required to Make Investigation.

            Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to the Trustee against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand from the Master Servicer's own funds.

            Section 8.04 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited in or withdrawn from the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            Section 8.05 Trustee May Own Certificates.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business or otherwise deal with the Depositor, the Master Servicer or their Affiliates.

            Section 8.06 The Master Servicer to Pay Fees and Expenses; Limitation on Liability.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

            In addition, except as otherwise agreed upon in writing by the Master Servicer and the Trustee, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3), except for (i) any such expense, disbursement or advance arising from the Trustee's gross negligence, bad faith or willful misconduct and (ii) any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses.

            The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification by the Trust Estate and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties under this Agreement, unless the loss, liability or expense was incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties under this Agreement and (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the applicable Servicer or Master Servicer.

            The obligations of the Trust Estate under this Section 8.06 shall survive the resignation and removal of the Trustee and payment of the Certificates.

            Section 8.07 Eligibility Requirements.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Depositor, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            Section 8.08 Resignation and Removal.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            In addition, if (a) the Trustee fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports required pursuant to Section 3.11 or (b) any Servicing Function Participant engaged by the Trustee fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports, the Master Servicer, may, after consultation with the Depositor, remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Depositor, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            Section 8.09 Successor.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all documents and statements held by it hereunder, and the Depositor, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            If the predecessor trustee has resigned, or has been removed for cause, all costs associated with the appointment of a successor trustee shall be paid to the Person that incurred them by the predecessor trustee. Without limiting the predecessor trustee's obligation, if the predecessor trustee fails to pay such costs, such costs shall be reimbursed by the Trust; provided however, that if the predecessor trustee has been terminated without cause pursuant to Section 8.08, all reasonable expenses incurred in complying with this Section 8.09 shall be reimbursed by the Trust to the Person that incurred them.

            No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

            Section 8.10 Merger or Consolidation.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding and (ii) the Trustee and such successor or surviving Person shall notify the Depositor and the Master Servicer of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Master Servicer with all information required by the Depositor to comply with its reporting obligations under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation and the Master Servicer shall report such event on Form 8-K within four business days of the occurrence of such event.

            Section 8.11 Authenticating Agent.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Depositor and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer. Except with respect to Wells Fargo Bank, for so long as Wells Fargo Bank is acting as the Master Servicer, the Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Depositor and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be payable by the Master Servicer.

            Section 8.12 Separate Trustees and Co-Trustees.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Depositor and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.


            The fees of any co-trustee whose appointment is necessary or advisable for (i) conforming to any legal requirement, restriction or condition in any state in which any Mortgaged Property or any portion of the Trust Estate is located, will be paid by the Master Servicer, without reimbursement from the Trust and (ii) any reason other than contemplated by clause (i), will be paid by the Trustee, without reimbursement from the Trust. Expenses will be reimbursable to the co-trustees to the extent, and in accordance with the standards, specified in Section 8.06 hereof.

            Section 8.13 Tax Matters; Compliance with REMIC Provisions.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any other action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on any of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Depositor to the Master Servicer and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans), other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either of the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class I-A-1 Tax Components and the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-17, Class I-A-18, Class I-A-19, Class I-A-20, Class I-A-21, Class I-A-22, Class I-A-23, Class I-A-24, Class I-A-25, Class I-A-26, Class I-A-27, Class I-A-28, Class I-A-29, Class I-A-30, Class I-A-31, Class I-A-32, Class I-A-33, Class I-A-34, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class II-A-7, Class II-A-8, Class II-A-9, Class II-A-10, Class II-A-11, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-5 and Class B-6 Certificates and the Class I-A-PO and Class II-A-PO Components and the Class I-A-R Interest, and the interests in the Lower-Tier REMIC represented by the Class I-A-L1 Interest, Class I-A-L8 Interest, Class I-A-L10 Interest, Class I-A-L14 Interest, Class I-A-L22 Interest, Class I-A-L30 Interest, Class I-A-L31 Interest, Class I-A-LPO Interest, Class I-A-LUR Interest, Class II-A-L1 Interest, Class II-A-L2 Interest, Class II-A-L8 Interest, Class II-A-L9 Interest, Class II-A-LPO Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest and the Class I-A-LR Interest; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject any of the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate to tax or
(c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; and (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Depositor shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Depositor shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Depositor hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Depositor and the Trustee for any losses, liabilities, damages, claims or expenses of the Depositor or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the Upper-Tier REMIC or Lower-Tier REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the Upper-Tier REMIC or Lower-Tier REMIC as described above, the Trustee hereby indemnifies the Depositor and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Depositor or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.13.

            The Holder of the Residual Certificate is hereby designated as the "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F- 4(d). The "tax matters person" shall have the same duties with respect to the applicable REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. By its acceptance of the Residual Certificate, such Holder irrevocably appoints the Master Servicer (and the Master Servicer hereby agrees to act) as agent to perform all of the duties of the "tax matters person."

            (c) For federal tax return and information reporting, the right of the Holders of the Class II-A-11 Certificates to receive payments under the Yield Maintenance Agreement shall be assigned the value specified in the certification by UBS Securities LLC in the form attached as Exhibit Z hereto.

            Section 8.14 Monthly Advances.

            In the event that Wells Fargo Bank in its capacity as Servicer fails to make a Periodic Advance required to be made pursuant to the Wells Fargo Bank Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Wells Fargo Bank, the Trustee shall be entitled, pursuant to Section 3.02(a)(i),
(ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

            Section 8.15 Indemnification of the Master Servicer and Depositor by the Trustee.

            The Trustee shall indemnify and hold harmless the Master Servicer and the Depositor and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Trustee or by reason of reckless disregard of its obligation to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB. Any payment pursuant to this Section made by the Trustee to the Master Servicer or the Depositor shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 8.15 shall survive the termination of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) resulting from the Trustee's nonperformance of its duties or obligations to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

            Section 8.16 Trustee Errors and Omissions Policy.

            The Trustee shall maintain, at all times and at its own expense, a Trustee Errors and Omissions Policy, which policy shall have such terms and coverage amounts as are comparable to those of errors and omissions policies maintained by trustees generally.

            The Trustee Errors and Omissions Policy shall insure the Trustee, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Trustee in the performance of its duties as Trustee pursuant to this Agreement.

            The Trustee shall maintain in effect the Trustee Errors and Omissions Policy at all times and the Trustee Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Master Servicer and the Depositor.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans.

            Subject to Section 9.02, the respective obligations and responsibilities of the parties to this Agreement created hereby (other than the obligation of the Paying Agent to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.13 hereof) shall terminate upon the last action required to be taken by the Paying Agent on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Depositor of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan, plus with respect to clauses (x) and (y) any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (z) any Reimbursement Amount owed to the Trust pursuant to
Section 2.03 and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Depositor to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph is subject to Section
9.02 and conditioned upon (A) the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in Section 11.16 and (B) the sum of clause (i)(x) and (y) of the preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any REO Mortgage Loans) and the Mortgaged Properties related to the REO Mortgage Loans; provided, however, that this clause (B) shall not apply to any purchase by the Depositor if, at the time of the purchase, the Depositor is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision. Fair market value for purposes of this paragraph and the preceding paragraph will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any termination is furnished to Certificateholders pursuant to the third paragraph of this
Section 9.01. In the case of any purchase by the Depositor pursuant to said clause (i) of the preceding paragraph, the Depositor shall give the Trustee, the Paying Agent and the Master Servicer notice of its intent to purchase the assets of the Trust by the fifth day of the month of the Final Distribution Date or such later date as shall be acceptable to the Trustee and Master Servicer. The Depositor or Master Servicer shall in such case provide to the Trustee the confirmation of deposit of the purchase price required by Section 3.04 and the Trustee or the Custodian shall, promptly following payment of the purchase price and upon receipt from the Master Servicer of a Request for Release, release to the Depositor the Owner Mortgage Loan Files and Retained Mortgage Loan Files, if applicable, pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Paying Agent by letter to Certificateholders and the Trustee mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the Corporate Trust Office of the Paying Agent therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date) pursuant to Section 4.01 only upon presentation and surrender of the Certificates at the Corporate Trust Office of the Paying Agent therein specified. If the Depositor is exercising its right to purchase, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Paying Agent shall distribute to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates (other than the Classes of Exchangeable Certificates), the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Residual Certificate, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims), after application pursuant to clauses (i) and (ii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Outstanding Exchangeable Certificates shall be entitled to receive their proportionate share of distributions allocated to their Related Exchangeable REMIC Certificates as set forth in Section 4.01(h). Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the manner specified in Section 4.01(a)(iii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i) and (ii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(a) and (e) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Paying Agent shall on such date cause all funds, if any, in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            Section 9.02 Additional Termination Requirements.

            In the event of a termination of the Trust Estate upon the exercise by the Depositor of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) The notice given by the Paying Agent under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee, shall sell all of the assets of the Trust Estate to the Depositor for cash at the purchase price specified in Section 9.01 and the Paying Agent shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

            Section 10.01 Amendment.

            (a) This Agreement or the Custodial Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to conform the obligations of the parties under this Agreement, or to add obligations of the parties to this Agreement, if necessary, to comply with the requirements of Regulation AB, (v) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (vi) to modify, eliminate or add to the provisions of
Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Depositor for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee, (vii) to make certain provisions with respect to the denominations of, and the manner of payments on, certain Classes of Certificates initially retained by the Depositor or an affiliate of the Depositor and (viii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (v) or (viii) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or the Custodial Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The Trustee shall give prompt written notice to the Custodian of any amendment or supplement to this Agreement and furnish the Custodian with written copies thereof.

            (b) Notwithstanding any contrary provision of this Agreement, if any of the Mortgage Loans are Type 2 Mortgage Loans, as indicated on the Mortgage Loan Schedule, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts.

            Section 10.02 Recordation of Agreement.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 10.03 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 10.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 10.05 Notices.

            Unless otherwise provided in this Agreement, all demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested or by facsimile (i) in the case of the Depositor, to Wells Fargo Asset Securities Corporation, 7430 New Technology Way, Frederick, Maryland 21703, Attention: Vice President, Structured Finance or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Depositor, (ii) in the case of the Master Servicer, to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951,
Attention: Corporate Trust Services- WFMBS 2007-10; facsimile: (410) 715-2380 or such other address as may hereafter be furnished to the Depositor and the Trustee in writing by the Master Servicer and (iii) in the case of the Trustee or the Paying Agent, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor and the Master Servicer in writing by the Trustee or the Paying Agent. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, however, that any demand, notice or communication to or upon the Depositor, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the applicable Servicer or a Certificateholder.

            Section 10.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 10.07 Special Notices to Rating Agencies.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which a Responsible Officer has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iii) any resignation of the Master Servicer pursuant to Section
      6.04;

            (iv) the occurrence of any of the Events of Default described in
      Section 7.01;

            (v) any notice of termination given to the Master Servicer pursuant to Section 7.01; or

            (vi) the appointment of any successor to the Master Servicer pursuant to Section 7.05.

            (b) The Paying Agent shall give prompt notice to each Rating Agency of any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Depositor.

            (c) The Paying Agent shall give prompt notice to each Rating Agency of the making of a final payment pursuant to Section 9.01.

            (d) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the resignation of the Custodian or the appointment of a successor Custodian pursuant to the Custodial Agreement;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (e) The Master Servicer shall deliver to each Rating Agency or otherwise make available to each Rating Agency in a format acceptable to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05 and 3.11; and

            (ii) the Distribution Date Statements.

            Section 10.08 Covenant of Depositor.

            The Depositor shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            Section 10.09 Recharacterization.

            The Parties intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Trust Estate pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Estate. The Master Servicer shall take all actions, including, without limitation, filing any Uniform Commercial Code continuation statements, as shall be necessary to perfect or maintain the perfection of such security interest.

            Section 10.10 Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor or the Master Servicer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the parties hereto shall cooperate fully with the Master Servicer and the Depositor to deliver to the Master Servicer and/or the Depositor, any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor or the Master Servicer to permit the Depositor or the Master Servicer to comply with the provisions of Regulation AB, together with such disclosures reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            Section 11.01 Cut-Off Date.

            The Cut-Off Date for the Certificates is June 1, 2007.

            Section 11.02 Cut-Off Date Aggregate Principal Balance.

            The Cut-Off Date Aggregate Principal Balance is $1,700,746,271.19.

            Section 11.03 Original Group I-A and Group II-A Percentages.

            Section 11.03(a) Original Group I-A Percentage.

            The Original Group I-A Percentage is 96.27675725%.

            Section 11.03(b) Original Group II-A Percentage.

            The Original Group II-A Percentage is 96.27782483%.

            Section 11.04 Original Notional Amount.

            Section 11.04(a) Original Class I-A-11 Notional Amount.

            The Original Class I-A-11 Notional Amount is $1,666,666.00.

            Section 11.05 Original Principal Balances of the Classes of Class A Certificates.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                                                  Original
                             Class                           Principal Balance
            ----------------------------                    --------------------
            Class I-A-1                                    $300,000,333.00
            Class I-A-2                                     $50,000,000.00
            Class I-A-3                                     $11,446,000.00
            Class I-A-4                                     $15,709,000.00
            Class I-A-5                                    $101,994,000.00
            Class I-A-6                                     $71,354,000.00
            Class I-A-7                                     $29,719,000.00
            Class I-A-8                                     $59,907,000.00
            Class I-A-9                                     $19,969,000.00
            Class I-A-10                                   $100,000,000.00
            Class I-A-12                                    $19,158,000.00
            Class I-A-13                                    $11,609,000.00
            Class I-A-14                                    $47,121,428.00
            Class I-A-15                                     $7,853,572.00
            Class I-A-16                                    $12,505,000.00
            Class I-A-17                                    $20,117,000.00
            Class I-A-18                                    $13,814,000.00
            Class I-A-19                                    $40,085,000.00
            Class I-A-20                                    $51,693,000.00
            Class I-A-21                                    $57,686,000.00
            Class I-A-22                                    $40,000,000.00
            Class I-A-23                                     $4,516,458.00
            Class I-A-24                                     $2,150,209.00
            Class I-A-25                                   $137,541,000.00
            Class I-A-26                                    $11,860,000.00
            Class I-A-27                                    $20,594,000.00
            Class I-A-28                                    $15,000,000.00
            Class I-A-29                                    $20,834,000.00
            Class I-A-30                                       $833,360.00
            Class I-A-31                                    $20,000,640.00
            Class I-A-32                                    $21,249,000.00
            Class I-A-33                                    $12,406,000.00
            Class I-A-34                                     $8,843,000.00
            Class I-A-35                                   $149,401,000.00
            Class I-A-36                                    $54,975,000.00
            Class I-A-37                                    $46,436,000.00
            Class I-A-38                                   $169,995,000.00
            Class I-A-39                                     $6,666,667.00
            Class I-A-40                                   $257,143,142.00
            Class I-A-41                                    $42,857,190.00
            Class I-A-R                                            $100.00
            Class II-A-1                                    $75,000,000.00
            Class II-A-2                                    $22,119,642.00
            Class II-A-3                                     $2,654,358.00
            Class II-A-4                                     $3,452,000.00
            Class II-A-5                                    $88,225,000.00
            Class II-A-6                                    $15,000,000.00
            Class II-A-7                                       $691,080.00
            Class II-A-8                                     $8,630,920.00
            Class II-A-9                                    $26,972,000.00
            Class II-A-10                                    $6,679,000.00
            Class II-A-11                                   $20,293,000.00
            Class II-A-12                                   $24,774,000.00
            Class A-PO                                      $10,533,538.00

                                                     Original Component
                  Component                           Principal Balance
            -------------------------                ------------------
            Class I-A-PO Component                           $8,856,420.00
            Class II-A-PO Component                          $1,677,118.00


            Section 11.06 Original Aggregate Non-PO Principal Balance.

            The Original Aggregate Non-PO Principal Balance is
$1,690,212,732.23.

            Section 11.07 Original Aggregate Class A Percentage.

            The Original Aggregate Class A Percentage 96.27694011%.

            Section 11.08 Original Class B Principal Balance.

            The Original Class B Principal Balance is $62,927,632.23.

            Section 11.09 Original Principal Balances of the Classes of Class B Certificates.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                             Original
                              Class                      Principal Balance
                             ------------                ------------------
                             Class B-1                    $37,416,000.00
                             Class B-2                    $10,204,000.00
                             Class B-3                     $6,803,000.00
                             Class B-4                     $3,402,000.00
                             Class B-5                     $1,701,000.00
                             Class B-6                     $3,401,632.23

            Section 11.10 Original Class B-1 Fractional Interest.

            The Original Class B-1 Fractional Interest is 1.50937404%.

            Section 11.11 Original Class B-2 Fractional Interest.

            The Original Class B-2 Fractional Interest is 0.90566305%.

            Section 11.12 Original Class B-3 Fractional Interest.

            The Original Class B-3 Fractional Interest is 0.50316933%.

            Section 11.13 Original Class B-4 Fractional Interest.

            The Original Class B-4 Fractional Interest is 0.30189289%.

            Section 11.14 Original Class B-5 Fractional Interest.

            The Original Class B-5 Fractional Interest is 0.20125468%.

            Section 11.15 Closing Date.

            The Closing Date is June 28, 2007.

            Section 11.16 Right to Purchase.

            The right of the Depositor to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the aggregate Scheduled Principal Balance of the Mortgage Loans being less than $170,074,627.12 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            Section 11.17 Single Certificate.

            A Single Certificate for the Class A Certificates (other than the Class I-A-3, Class I-A-4, Class I-A-8, Class I-A-9, Class I-A-11, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-21, Class I-A-23, Class I-A-24, Class I-A-28, Class I-A-30, Class I-A-33, Class I-A-36, Class I-A-39, Class I-A-41, Class II-A-3, Class II-A-4, Class II-A-8, Class II-A-10, Class A-PO, and Residual Certificates) represents a $25,000 Denomination. A Single Certificate for the Class I-A-3 and Class I-A-4 Certificates represents a $1,000 Denomination. A Single Certificate for the Class I-A-8, Class I-A-9, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-21, Class I-A-23, Class I-A-24, Class I-A-28, Class I-A-30, Class I-A-33, Class I-A-36, Class I-A-39, Class I-A-41, Class II-A-3, Class II-A-4, Class II-A-8, Class II-A-10, Class B-1, Class B-2 and Class B-3 Certificates represents a $100,000 Denomination. A Single Certificate for the Class I-A-11 Certificates represents a $833,000 Denomination. A Single Certificate for the Residual Certificate represents a $100 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination.

            Section 11.18 Servicing Fee Rate.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            Section 11.19 Master Servicing Fee Rate.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan shall be 0.010% per annum.

            IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO ASSET SECURITIES CORPORATION
                                            as Depositor

                                       By: /s/ Patrick Greene
                                          --------------------------------------
                                            Name:  Patrick Greene
                                            Title: Senior Vice President

                                       WELLS FARGO BANK, N.A.
                                            as Master Servicer

                                       By: /s/ Christopher Furlow
                                          --------------------------------------
                                            Name:  Christopher Furlow
                                            Title: Assistant Vice President

                                       HSBC BANK USA, NATIONAL ASSOCIATION
                                          as Trustee

                                       By: /s/ Fernando Acebedo
                                          --------------------------------------
                                            Name:  Fernando Acebedo
                                            Title: Vice President

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 28th day of June, 2007, before me, a notary public in and for the State of Maryland, personally appeared Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides at ____________________; that he is a Senior Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
CITY OF                 )

            On this 28th day of June, 2007, before me, a notary public in and for the State of Maryland, personally appeared Christopher Furlow, known to me who, being by me duly sworn, did depose and say that he resides in ____________; that he is an Assistant Vice President of Wells Fargo Bank, N.A, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

_________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK             )
                              ss.:
COUNTY OF NEW YORK            )

            On this 28th day of June, 2007, before me, a notary public in and for the State of New York, personally appeared Fernando Acebedo, known to me who, being by me duly sworn, did depose and say that he resides in Huntington, New York; that he is a Vice President of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

_________________________
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
               Mortgage Pass-Through Certificates, Series 2007-10
               Applicable Unscheduled Principal Receipt Period

                                              Full Unscheduled        Partial Unscheduled
Servicer                                     Principal Receipts       Principal Receipts
-----------------------------------------    ------------------       -------------------
Wells Fargo Bank (Type 1 Mortgage Loans)         Mid-Month                 Mid-Month
Colonial Savings, F.A.                           Mid-Month                Prior Month

                                   SCHEDULE II

            The following tables set forth for each Distribution Date the planned Principal Balances for the PAC I Group, the PAC II Certificates, the PAC III Group, the PAC IV Group and the PAC V Certificates and the scheduled Principal Balances for the Scheduled Group and the Class II-A-1 Certificates expressed as a percentage of the initial aggregate Principal Balance of the PAC I Group, the PAC III Group and the PAC IV Group, initial Principal Balance of the PAC II Certificates and the PAC V Certificates, initial aggregate Principal Balance of the Scheduled Group and initial Principal Balance of the Class II-A-1 Certificates, respectively.

                           Planned Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                                   PAC I Group


                     Percentage of
                   Initial Aggregate
Distribution Date  Principal Balance

July 2007...........   99.88305622%
August 2007.........   99.73747519
September 2007......   99.56328499
October 2007........   99.36051618
November 2007.......   99.12921385
December 2007.......   98.86943763
January 2008........   98.58126168
February 2008.......   98.26477469
March 2008..........   97.92007985
April 2008..........   97.54729481
May 2008............   97.14655162
June 2008...........   96.71799671
July 2008...........   96.26179078
August 2008.........   95.77810869
September 2008......   95.26713944
October 2008........   94.72908597
November 2008.......   94.16416510
December 2008.......   93.57260738
January 2009........   92.95465691
February 2009.......   92.31057123
March 2009..........   91.64062111
April 2009..........   90.94509042
May 2009............   90.22427586
June 2009...........   89.47848681
July 2009...........   88.70804512
August 2009.........   87.91328484
September 2009......   87.09455204
October 2009........   86.25224530
November 2009.......   85.38673300
December 2009.......   84.52145941
January 2010........   83.66065874
February 2010.......   82.80430815
March 2010..........   81.95238492
April 2010..........   81.10486641
May 2010............   80.26173016
June 2010...........   79.42295377
July 2010...........   78.58851498
August 2010.........   77.75839166
September 2010......   76.93256176
October 2010........   76.11100338
November 2010.......   75.29369471
December 2010.......   74.48061405
January 2011........   73.67173984
February 2011.......   72.86705059
March 2011..........   72.06652497
April 2011..........   71.27014173
May 2011............   70.47787973
June 2011...........   69.68971795
July 2011...........   68.90563547
August 2011.........   68.12561149
September 2011......   67.34962530
October 2011........   66.57765633
November 2011.......   65.80968407
December 2011.......   65.04568816
January 2012........   64.28564833
February 2012.......   63.52954439
March 2012..........   62.77735630
April 2012..........   62.02906410
May 2012............   61.28464792
June 2012...........   60.54408801
July 2012...........   59.81682761
August 2012.........   59.09335907
September 2012......   58.37366293
October 2012........   57.65771980
November 2012.......   56.94551040
December 2012.......   56.23701555
January 2013........   55.53221617
February 2013.......   54.83109326
March 2013..........   54.13362796
April 2013..........   53.43980145
May 2013............   52.74959506
June 2013...........   52.06299019
July 2013...........   51.38304326
August 2013.........   50.70664618
September 2013......   50.03378067
October 2013........   49.36442853
November 2013.......   48.69857166
December 2013.......   48.03619205
January 2014........   47.37727180
February 2014.......   46.72179308
March 2014..........   46.06973816
April 2014..........   45.42108940
May 2014............   44.77582927
June 2014...........   44.13394030
July 2014...........   43.50136029
August 2014.........   42.87207850
September 2014......   42.24607787
October 2014........   41.62334143
November 2014.......   41.00385227
December 2014.......   40.38759359
January 2015........   39.77454868
February 2015.......   39.16470090
March 2015..........   38.55803371
April 2015..........   37.95453066
May 2015............   37.35417535
June 2015...........   36.75695150
July 2015...........   36.16853550
August 2015.........   35.58316979
September 2015......   35.00083856
October 2015........   34.42152612
November 2015.......   33.84521682
December 2015.......   33.27189513
January 2016........   32.70154557
February 2016.......   32.13415276
March 2016..........   31.57068478
April 2016..........   31.01691228
May 2016............   30.47267063
June 2016...........   29.93779798
July 2016...........   29.42501140
August 2016.........   28.92087925
September 2016......   28.42525682
October 2016........   27.93800185
November 2016.......   27.45897443
December 2016.......   26.98803696
January 2017........   26.52505414
February 2017.......   26.06989292
March 2017..........   25.62242245
April 2017..........   25.18251407
May 2017............   24.75004125
June 2017...........   24.30182747
July 2017...........   23.86143859
August 2017.........   23.42874097
September 2017......   23.00360321
October 2017........   22.58589614
November 2017.......   22.17549275
December 2017.......   21.77226817
January 2018........   21.37609965
February 2018.......   20.98686650
March 2018..........   20.60445006
April 2018..........   20.22873369
May 2018............   19.85960270
June 2018...........   19.49694434
July 2018...........   19.14064775
August 2018.........   18.79060398
September 2018......   18.44670586
October 2018........   18.10884809
November 2018.......   17.77692709
December 2018.......   17.45084109
January 2019........   17.13048999
February 2019.......   16.81577539
March 2019..........   16.50660057
April 2019..........   16.20287043
May 2019............   15.90449149
June 2019...........   15.61137183
July 2019...........   15.32342111
August 2019.........   15.04055048
September 2019......   14.76267265
October 2019........   14.48970174
November 2019.......   14.22155338
December 2019.......   13.95814458
January 2020........   13.69939380
February 2020.......   13.44522084
March 2020..........   13.19554689
April 2020..........   12.95029446
May 2020............   12.70938736
June 2020...........   12.47275071
July 2020...........   12.24031089
August 2020.........   12.01199553
September 2020......   11.78773349
October 2020........   11.56745483
November 2020.......   11.35109080
December 2020.......   11.13857381
January 2021........   10.92983742
February 2021.......   10.72481632
March 2021..........   10.52344630
April 2021..........   10.32566426
May 2021............   10.13140814
June 2021...........    9.94061696
July 2021...........    9.75323076
August 2021.........    9.56919061
September 2021......    9.38843856
October 2021........    9.21091769
November 2021.......    9.03657199
December 2021.......    8.86534645
January 2022........    8.69718695
February 2022.......    8.53204034
March 2022..........    8.36985434
April 2022..........    8.21057757
May 2022............    8.05415951
June 2022...........    7.90055053
July 2022...........    7.74480776
August 2022.........    7.59191250
September 2022......    7.44181477
October 2022........    7.29446544
November 2022.......    7.14981621
December 2022.......    7.00781963
January 2023........    6.86842905
February 2023.......    6.73159862
March 2023..........    6.59728327
April 2023..........    6.46543874
May 2023............    6.33602147
June 2023...........    6.20898871
July 2023...........    6.08429839
August 2023.........    5.96190922
September 2023......    5.84178056
October 2023........    5.72387251
November 2023.......    5.60814583
December 2023.......    5.49456199
January 2024........    5.38308309
February 2024.......    5.27367189
March 2024..........    5.16629181
April 2024..........    5.06090686
May 2024............    4.95748171
June 2024...........    4.85598163
July 2024...........    4.75637248
August 2024.........    4.65862069
September 2024......    4.56269332
October 2024........    4.46855795
November 2024.......    4.37618274
December 2024.......    4.28553641
January 2025........    4.19658819
February 2025.......    4.10930787
March 2025..........    4.02366575
April 2025..........    3.93963265
May 2025............    3.85717988
June 2025...........    3.77627926
July 2025...........    3.69690309
August 2025.........    3.61902417
September 2025......    3.54261572
October 2025........    3.46765149
November 2025.......    3.39410563
December 2025.......    3.32195278
January 2026........    3.25116798
February 2026.......    3.18172673
March 2026..........    3.11360496
April 2026..........    3.04677898
May 2026............    2.98122556
June 2026...........    2.91692185
July 2026...........    2.85384537
August 2026.........    2.79197409
September 2026......    2.73128631
October 2026........    2.67176074
November 2026.......    2.61337643
December 2026.......    2.55611284
January 2027........    2.49994974
February 2027.......    2.44486728
March 2027..........    2.39084596
April 2027..........    2.33790743
May 2027............    2.28599090
June 2027...........    2.23510909
July 2027...........    2.18521176
August 2027.........    2.13628108
September 2027......    2.08829954
October 2027........    2.04124991
November 2027.......    1.99511531
December 2027.......    1.94987909
January 2028........    1.90552496
February 2028.......    1.86203687
March 2028..........    1.81939906
April 2028..........    1.77759605
May 2028............    1.73661263
June 2028...........    1.69643386
July 2028...........    1.65704506
August 2028.........    1.61843180
September 2028......    1.58057990
October 2028........    1.54347545
November 2028.......    1.50710478
December 2028.......    1.47145443
January 2029........    1.43651121
February 2029.......    1.40226216
March 2029..........    1.36869452
April 2029..........    1.33579579
May 2029............    1.30355366
June 2029...........    1.27195605
July 2029...........    1.24099109
August 2029.........    1.21064714
September 2029......    1.18091273
October 2029........    1.15177661
November 2029.......    1.12322774
December 2029.......    1.09525524
January 2030........    1.06784847
February 2030.......    1.04099694
March 2030..........    1.01469036
April 2030..........    0.98891862
May 2030............    0.96367179
June 2030...........    0.93894012
July 2030...........    0.91471402
August 2030.........    0.89098408
September 2030......    0.86774106
October 2030........    0.84497588
November 2030.......    0.82267961
December 2030.......    0.80084349
January 2031........    0.77945893
February 2031.......    0.75851746
March 2031..........    0.73801078
April 2031..........    0.71793075
May 2031............    0.69826934
June 2031...........    0.67901870
July 2031...........    0.66017110
August 2031.........    0.64171894
September 2031......    0.62365478
October 2031........    0.60597129
November 2031.......    0.58866129
December 2031.......    0.57171771
January 2032........    0.55513363
February 2032.......    0.53890222
March 2032..........    0.52301680
April 2032..........    0.50747082
May 2032............    0.49225779
June 2032...........    0.47737141
July 2032...........    0.46280545
August 2032.........    0.44855379
September 2032......    0.43461043
October 2032........    0.42096949
November 2032.......    0.40762518
December 2032.......    0.39457182
January 2033........    0.38180381
February 2033.......    0.36931570
March 2033..........    0.35710209
April 2033..........    0.34515771
May 2033............    0.33347736
June 2033...........    0.32205596
July 2033...........    0.31088850
August 2033.........    0.29997006
September 2033......    0.28929583
October 2033........    0.27886107
November 2033.......    0.26866114
December 2033.......    0.25869146
January 2034........    0.24894756
February 2034.......    0.23942503
March 2034..........    0.23011955
April 2034..........    0.22102689
May 2034............    0.21214287
June 2034...........    0.20346342
July 2034...........    0.19498451
August 2034.........    0.18670219
September 2034......    0.17861262
October 2034........    0.17071198
November 2034.......    0.16299654
December 2034.......    0.15546265
January 2035........    0.14810671
February 2035.......    0.14092519
March 2035..........    0.13391463
April 2035..........    0.12707164
May 2035............    0.12039286
June 2035...........    0.11387503
July 2035...........    0.10751493
August 2035.........    0.10130941
September 2035......    0.09525536
October 2035........    0.08934975
November 2035.......    0.08358959
December 2035.......    0.07797194
January 2036........    0.07249394
February 2036.......    0.06715277
March 2036..........    0.06194564
April 2036..........    0.05686985
May 2036............    0.05192271
June 2036...........    0.04710162
July 2036...........    0.04240401
August 2036.........    0.03782735
September 2036......    0.03336916
October 2036........    0.02902702
November 2036.......    0.02479854
December 2036.......    0.02068138
January 2037........    0.01667325
February 2037.......    0.01277189
March 2037..........    0.00897508
April 2037..........    0.00528068
May 2037............    0.00029418
June 2037 and           0.00000000
  thereafter........

                           Planned Principal Balances
                   as Percentages of Initial Principal Balance

                               PAC II Certificates

                       Percentage of
                          Initial
Distribution Date    Principal Balance
-------------------- -----------------
July 2007...........   99.87748821%
August 2007.........   99.68866611
September 2007......   99.43352034
October 2007........   99.11211790
November 2007.......   98.72460614
December 2007.......   98.27121333
January 2008........   97.75224843
February 2008.......   97.16810145
March 2008..........   96.51924291
April 2008..........   95.80622400
May 2008............   95.02967586
June 2008...........   94.19030913
July 2008...........   93.28891352
August 2008.........   92.32635684
September 2008......   91.30358421
October 2008........   90.22161698
November 2008.......   89.08155170
December 2008.......   87.88455873
January 2009........   86.63188112
February 2009.......   85.32483283
March 2009..........   83.96479734
April 2009..........   82.55322578
May 2009............   81.09163525
June 2009...........   79.58160678
July 2009...........   78.02478330
August 2009.........   76.42286759
September 2009......   74.77761991
October 2009........   73.09094818
November 2009.......   71.36471685
December 2009.......   69.65307843
January 2010........   67.96562839
February 2010.......   66.30213308
March 2010..........   64.66236088
April 2010..........   63.04608227
May 2010............   61.45306945
June 2010...........   59.88309677
July 2010...........   58.33594044
August 2010.........   56.81137855
September 2010......   55.30919112
October 2010........   53.82916003
November 2010.......   52.37106908
December 2010.......   50.93470389
January 2011........   49.51985185
February 2011.......   48.12630233
March 2011..........   46.75384636
April 2011..........   45.40227679
May 2011............   44.07138830
June 2011...........   42.76097735
July 2011...........   41.47084212
August 2011.........   40.20078243
September 2011......   38.95059995
October 2011........   37.72009805
November 2011.......   36.50908170
December 2011.......   35.31735768
January 2012........   34.14473435
February 2012.......   32.99102174
March 2012..........   31.85603150
April 2012..........   30.73957690
May 2012............   29.64147296
June 2012...........   28.56153616
July 2012...........   27.52257250
August 2012.........   26.50130233
September 2012......   25.49754709
October 2012........   24.51112971
November 2012.......   23.54187479
December 2012.......   22.58960826
January 2013........   21.65415771
February 2013.......   20.73535217
March 2013..........   19.83302217
April 2013..........   18.94699973
May 2013............   18.07711834
June 2013...........   17.22321283
July 2013...........   16.39239406
August 2013.........   15.57715273
September 2013......   14.77732827
October 2013........   13.99276180
November 2013.......   13.22329560
December 2013.......   12.46877341
January 2014........   11.72904038
February 2014.......   11.00394293
March 2014..........   10.29332895
April 2014..........   9.59704748
May 2014............   8.91494909
June 2014...........   8.24688553
July 2014...........   7.60629762
August 2014.........   6.97926125
September 2014......   6.36563353
October 2014........   5.76527279
November 2014.......   5.17803873
December 2014.......   4.60379215
January 2015........   4.04239524
February 2015.......   3.49371133
March 2015..........   2.95760490
April 2015..........   2.43394169
May 2015............   1.93380551
June 2015...........   1.48474844
July 2015...........   1.14124685
August 2015.........   0.84480316
September 2015......   0.59440977
October 2015........   0.38907716
November 2015.......   0.22783331
December 2015.......   0.10972385
January 2016........   0.03381130
February 2016 and      0.00000000
  thereafter........

                           Planned Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                                  PAC III Group

                     Percentage of
                        Initial
                       Aggregate
                       Principal
Distribution Date       Balance
--------------------  -------------
July 2007...........   99.79601771%
August 2007.........   99.59808443
September 2007......   99.35752015
October 2007........   99.07437003
November 2007.......   98.74870625
December 2007.......   98.38062802
January 2008........   97.97026160
February 2008.......   97.51776028
March 2008..........   97.02330434
April 2008..........   96.48710093
May 2008............   95.90938407
June 2008...........   95.29041440
July 2008...........   94.63047909
August 2008.........   93.92989164
September 2008......   93.18899164
October 2008........   92.40814456
November 2008.......   91.58774142
December 2008.......   90.72819856
January 2009........   89.82995724
February 2009.......   88.89348335
March 2009..........   87.91926696
April 2009..........   86.90782195
May 2009............   85.85968558
June 2009...........   84.77541797
July 2009...........   83.65560172
August 2009.........   82.50084127
September 2009......   81.31176246
October 2009........   80.08907249
November 2009.......   78.83343671
December 2009.......   77.57977670
January 2010........   76.33437950
February 2010.......   75.09719170
March 2010..........   73.86816020
April 2010..........   72.64723230
May 2010............   71.43435558
June 2010...........   70.22947801
July 2010...........   69.03254789
August 2010.........   67.84351384
September 2010......   66.66232481
October 2010........   65.48893010
November 2010.......   64.32327934
December 2010.......   63.16532249
January 2011........   62.01500979
February 2011.......   60.87229188
March 2011..........   59.73711966
April 2011..........   58.60944437
May 2011............   57.48921757
June 2011...........   56.37639113
July 2011...........   55.27091724
August 2011.........   54.17274838
September 2011......   53.08183738
October 2011........   51.99813735
November 2011.......   50.92160169
December 2011.......   49.85218413
January 2012........   48.78983868
February 2012.......   47.73451969
March 2012..........   46.68618175
April 2012..........   45.64477979
May 2012............   44.61026900
June 2012...........   43.58260489
July 2012...........   42.57596699
August 2012.........   41.57604408
September 2012......   40.58279246
October 2012........   39.59616878
November 2012.......   38.61612994
December 2012.......   37.64263310
January 2013........   36.67563574
February 2013.......   35.71509559
March 2013..........   34.76097064
April 2013..........   33.81321920
May 2013............   32.87179981
June 2013...........   31.93667129
July 2013...........   31.01239255
August 2013.........   30.09429674
September 2013......   29.18234357
October 2013........   28.27649298
November 2013.......   27.37670516
December 2013.......   26.48294060
January 2014........   25.59516001
February 2014.......   24.71332436
March 2014..........   23.83739489
April 2014..........   22.96733307
May 2014............   22.10310066
June 2014...........   21.24465960
July 2014...........   20.40082361
August 2014.........   19.56263498
September 2014......   18.73005673
October 2014........   17.90305214
November 2014.......   17.08158470
December 2014.......   16.26561815
January 2015........   15.45511645
February 2015.......   14.65004383
March 2015..........   13.85036472
April 2015..........   13.05604380
May 2015............   12.26704596
June 2015...........   11.48333636
July 2015...........   10.71326043
August 2015.........   9.94831613
September 2015......   9.18846987
October 2015........   8.43368825
November 2015.......   7.68393809
December 2015.......   6.93967234
January 2016........   6.20703518
February 2016.......   5.48584742
March 2016..........   4.77593265
April 2016..........   4.07711713
May 2016............   3.38922977
June 2016...........   2.71210211
July 2016...........   2.06008445
August 2016.........   1.41808622
September 2016......   0.78595512
October 2016........   0.16354114
November 2016 and      0.00000000
  thereafter........

                           Planned Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                                  PAC IV Group

                     Percentage of
                   Initial Aggregate
                       Principal
Distribution Date       Balance
------------------- ----------------
Up to and
  including May
  2008                 100.00000000%
June 2008...........   99.46548240
July 2008...........   98.89647690
August 2008.........   98.29320162
September 2008......   97.65589225
October 2008........   96.98480194
November 2008.......   96.28020110
December 2008.......   95.54237729
January 2009........   94.77163499
February 2009.......   93.96829538
March 2009..........   93.13269621
April 2009..........   92.26519152
May 2009............   91.36615137
June 2009...........   90.43596165
July 2009...........   89.47502377
August 2009.........   88.48375442
September 2009......   87.46258517
October 2009........   86.41201319
November 2009.......   85.33249796
December 2009.......   84.25328045
January 2010........   83.17964182
February 2010.......   82.11155359
March 2010..........   81.04898737
April 2010..........   79.99191500
May 2010............   78.94030842
June 2010...........   77.89413970
July 2010...........   76.85338107
August 2010.........   75.81800494
September 2010......   74.78798381
October 2010........   73.76329034
November 2010.......   72.74389736
December 2010.......   71.72977779
January 2011........   70.72090473
February 2011.......   69.71725140
March 2011..........   68.71879118
April 2011..........   67.72549755
May 2011............   66.73734418
June 2011...........   65.75430481
July 2011...........   64.77635340
August 2011.........   63.80346396
September 2011......   62.83561068
October 2011........   61.87276790
November 2011.......   60.91491004
December 2011.......   59.96201171
January 2012........   59.01404760
February 2012.......   58.07099259
March 2012..........   57.13282162
April 2012..........   56.19950983
May 2012............   55.27103243
June 2012...........   54.34736479
July 2012...........   53.52348135
August 2012.........   52.70426621
September 2012......   51.88969541
October 2012........   51.07974510
November 2012.......   50.27439156
December 2012.......   49.47361120
January 2013........   48.67738056
February 2013.......   47.88567628
March 2013..........   47.09847514
April 2013..........   46.31575403
May 2013............   45.53748999
June 2013...........   44.76366014
July 2013...........   44.02049487
August 2013.........   43.28160074
September 2013......   42.54695545
October 2013........   41.81653677
November 2013.......   41.09032266
December 2013.......   40.36829114
January 2014........   39.65042034
February 2014.......   38.93668855
March 2014..........   38.22707414
April 2014..........   37.52155561
May 2014............   36.82011155
June 2014...........   36.12272071
July 2014...........   35.47878047
August 2014.........   34.83853896
September 2014......   34.20197628
October 2014........   33.56907259
November 2014.......   32.93980821
December 2014.......   32.31416353
January 2015........   31.69211904
February 2015.......   31.07365536
March 2015..........   30.45875322
April 2015..........   29.84739341
May 2015............   29.24456898
June 2015...........   28.65202052
July 2015...........   28.16297965
August 2015.........   27.68178632
September 2015......   27.20832033
October 2015........   26.74246322
November 2015.......   26.28409829
December 2015.......   25.83311059
January 2016........   25.38938687
February 2016.......   24.95281554
March 2016..........   24.52328670
April 2016..........   24.10069206
May 2016............   23.68492493
June 2016...........   23.27588021
July 2016...........   22.94579016
August 2016.........   22.62028044
September 2016......   22.29928827
October 2016........   21.98275175
November 2016.......   21.67060980
December 2016.......   21.36280217
January 2017........   21.05926945
February 2017.......   20.75995304
March 2017..........   20.46479509
April 2017..........   20.17373859
May 2017............   19.88672729
June 2017...........   19.58511841
July 2017...........   19.28784748
August 2017.........   18.99485384
September 2017......   18.70607765
October 2017........   18.42145993
November 2017.......   18.14094244
December 2017.......   17.86446781
January 2018........   17.59197945
February 2018.......   17.32342151
March 2018..........   17.05873895
April 2018..........   16.79787747
May 2018............   16.54078352
June 2018...........   16.28740429
July 2018...........   16.03768770
August 2018.........   15.79158239
September 2018......   15.54903770
October 2018........   15.31000367
November 2018.......   15.07443105
December 2018.......   14.84227122
January 2019........   14.61347629
February 2019.......   14.38799899
March 2019..........   14.16579271
April 2019..........   13.94681149
May 2019............   13.73101001
June 2019...........   13.51834358
July 2019...........   13.30876809
August 2019.........   13.10224008
September 2019......   12.89871666
October 2019........   12.69815557
November 2019.......   12.50051509
December 2019.......   12.30575410
January 2020........   12.11383207
February 2020.......   11.92470897
March 2020..........   11.73834539
April 2020..........   11.55470242
May 2020............   11.37374170
June 2020...........   11.19542541
July 2020...........   11.01971624
August 2020.........   10.84657740
September 2020......   10.67597262
October 2020........   10.50786612
November 2020.......   10.34222262
December 2020.......   10.17900732
January 2021........   10.01818592
February 2021.......    9.85972456
March 2021...........   9.70358990
April 2021..........    9.54974901
May 2021............    9.39816946
June 2021...........    9.24881925
July 2021...........    9.10166682
August 2021.........    8.95668103
September 2021......    8.81383122
October 2021........    8.67308711
November 2021.......    8.53441888
December 2021.......    8.39779708
January 2022........    8.26319268
February 2022.......    8.13057710
March 2022..........    7.99992208
April 2022..........    7.87119983
May 2022............    7.74438287
June 2022...........    7.61944416
July 2022...........    7.49163380
August 2022.........    7.36575124
September 2022......    7.24176883
October 2022........    7.11965931
November 2022.......    6.99939578
December 2022.......    6.88095175
January 2023........    6.76430109
February 2023.......    6.64941799
March 2023..........    6.53627707
April 2023..........    6.42485325
May 2023............    6.31512185
June 2023...........    6.20705848
July 2023...........    6.10063914
August 2023.........    5.99584014
September 2023......    5.89263812
October 2023........    5.79101006
November 2023.......    5.69093326
December 2023.......    5.59238532
January 2024........    5.49534419
February 2024.......    5.39978810
March 2024..........    5.30569558
April 2024..........    5.21304549
May 2024............    5.12181696
June 2024...........    5.03198943
July 2024...........    4.94354261
August 2024.........    4.85645651
September 2024......    4.77071143
October 2024........    4.68628792
November 2024.......    4.60316683
December 2024.......    4.52132924
January 2025........    4.44075655
February 2025.......    4.36143038
March 2025..........    4.28333261
April 2025..........    4.20644540
May 2025............    4.13075115
June 2025...........    4.05623250
July 2025...........    3.98287232
August 2025.........    3.91065377
September 2025......    3.83956021
October 2025........    3.76957524
November 2025.......    3.70068268
December 2025.......    3.63286659
January 2026........    3.56611128
February 2026.......    3.50040124
March 2026..........    3.43572119
April 2026..........    3.37205608
May 2026............    3.30939106
June 2026...........    3.24771149
July 2026...........    3.18700294
August 2026.........    3.12725119
September 2026......    3.06844222
October 2026........    3.01056218
November 2026.......    2.95359745
December 2026.......    2.89753459
January 2027........    2.84236036
February 2027.......    2.78806168
March 2027..........    2.73462568
April 2027..........    2.68208684
May 2027............    2.63038444
June 2027...........    2.57954222
July 2027...........    2.52951120
August 2027.........    2.48027941
September 2027......    2.43183506
October 2027........    2.38416652
November 2027.......    2.33726235
December 2027.......    2.29111122
January 2028........    2.24570203
February 2028.......    2.20102379
March 2028..........    2.15706566
April 2028..........    2.11381699
May 2028............    2.07126725
June 2028...........    2.02940609
July 2028...........    1.98822328
August 2028.........    1.94770874
September 2028......    1.90785255
October 2028........    1.86864490
November 2028.......    1.83007616
December 2028.......    1.79213681
January 2029........    1.75481747
February 2029.......    1.71810889
March 2029..........    1.68200198
April 2029..........    1.64648774
May 2029............    1.61155731
June 2029...........    1.57720199
July 2029...........    1.54341314
August 2029.........    1.51018231
September 2029......    1.47750112
October 2029........    1.44536135
November 2029.......    1.41375485
December 2029.......    1.38267365
January 2030........    1.35210984
February 2030.......    1.32205563
March 2030..........    1.29250338
April 2030..........    1.26344551
May 2030............    1.23487459
June 2030...........    1.20678326
July 2030...........    1.17916430
August 2030.........    1.15201057
September 2030......    1.12531503
October 2030........    1.09907077
November 2030.......    1.07327094
December 2030.......    1.04790882
January 2031........    1.02297778
February 2031.......    0.99847127
March 2031..........    0.97438285
April 2031..........    0.95070616
May 2031............    0.92743494
June 2031...........    0.90456303
July 2031...........    0.88208434
August 2031.........    0.85999289
September 2031......    0.83828274
October 2031........    0.81694808
November 2031.......    0.79598319
December 2031.......    0.77538239
January 2032........    0.75514012
February 2032.......    0.73525089
March 2032..........    0.71570928
April 2032..........    0.69650994
May 2032............    0.67764763
June 2032...........    0.65911715
July 2032...........    0.64091342
August 2032.........    0.62303138
September 2032......    0.60546608
October 2032........    0.58821264
November 2032.......    0.57126623
December 2032.......    0.55462210
January 2033........    0.53827558
February 2033.......    0.52222206
March 2033..........    0.50645698
April 2033..........    0.49097589
May 2033............    0.47577435
June 2033...........    0.46084802
July 2033...........    0.44619264
August 2033.........    0.43180395
September 2033......    0.41767781
October 2033........    0.40381012
November 2033.......    0.39019682
December 2033.......    0.37683396
January 2034........    0.36371759
February 2034.......    0.35084386
March 2034..........    0.33820896
April 2034..........    0.32580913
May 2034............    0.31364067
June 2034...........    0.30169993
July 2034...........    0.28998334
August 2034.........    0.27848734
September 2034......    0.26720846
October 2034........    0.25614326
November 2034.......    0.24528835
December 2034.......    0.23464039
January 2035........    0.22419610
February 2035.......    0.21395225
March 2035..........    0.20390565
April 2035..........    0.19405314
May 2035............    0.18439164
June 2035...........    0.17491808
July 2035...........    0.16562949
August 2035.........    0.15652287
September 2035......    0.14759532
October 2035........    0.13884395
November 2035.......    0.13026596
December 2035.......    0.12185852
January 2036........    0.11361891
February 2036.......    0.10554441
March 2036..........    0.09763235
April 2036..........    0.08988011
May 2036............    0.08228509
June 2036...........    0.07484474
July 2036...........    0.06755656
August 2036.........    0.06041806
September 2036......    0.05342681
October 2036........    0.04658040
November 2036.......    0.03987647
December 2036.......    0.03331268
January 2037........    0.02688674
February 2037.......    0.02059638
March 2037..........    0.01443939
April 2037..........    0.00841354
May 2037............    0.00022024
June 2037 and           0.00000000
  thereafter........

                           Planned Principal Balances
                   as Percentages of Initial Principal Balance

                               PAC V Certificates

                        Percentage of
                           Initial
Distribution Date     Principal Balance
------------------    -----------------
July 2007...........   99.89424323%
August 2007.........   99.76258896
September 2007......   99.60506220
October 2007........   99.42169063
November 2007.......   99.21251521
December 2007.......   98.97758974
January 2008........   98.71698132
February 2008.......   98.43077031
March 2008..........   98.11904971
April 2008..........   97.78192601
May 2008............   97.41951879
June 2008...........   97.03196044
July 2008...........   96.61939622
August 2008.........   96.18198420
September 2008......   95.71989555
October 2008........   95.23331336
November 2008.......   94.72243404
December 2008.......   94.18746615
January 2009........   93.62863022
February 2009.......   93.04615918
March 2009..........   92.44029791
April 2009..........   91.81130324
May 2009............   91.15944353
June 2009...........   90.48499820
July 2009...........   89.78825863
August 2009.........   89.06952705
September 2009......   88.32911609
October 2009........   87.56738621
November 2009.......   86.78467086
December 2009.......   86.00217117
January 2010........   85.22371668
February 2010.......   84.44928637
March 2010..........   83.67886007
April 2010..........   82.91241699
May 2010............   82.14993719
June 2010...........   81.39140008
July 2010...........   80.63678551
August 2010.........   79.88607356
September 2010......   79.13924451
October 2010........   78.39627823
November 2010.......   77.65715501
December 2010.......   76.92185558
January 2011........   76.19036001
February 2011.......   75.46264905
March 2011..........   74.73870365
April 2011..........   74.01850410
May 2011............   73.30203159
June 2011...........   72.58926730
July 2011...........   71.88019173
August 2011.........   71.17478675
September 2011......   70.47303307
October 2011........   69.77491233
November 2011.......   69.08040615
December 2011.......   68.38949571
January 2012........   67.70216307
February 2012.......   67.01838963
March 2012..........   66.33815747
April 2012..........   65.66144864
May 2012............   64.98824499
June 2012...........   64.31852859
July 2012...........   63.66083953
August 2012.........   63.00657971
September 2012......   62.35573119
October 2012........   61.70827693
November 2012.......   61.06419898
December 2012.......   60.42348030
January 2013........   59.78610362
February 2013.......   59.15205167
March 2013..........   58.52130763
April 2013..........   57.89385399
May 2013............   57.26967438
June 2013...........   56.64875152
July 2013...........   56.03384998
August 2013.........   55.42215847
September 2013......   54.81366084
October 2013........   54.20834047
November 2013.......   53.60618077
December 2013.......   53.00716601
January 2014........   52.41127959
February 2014.......   51.81850534
March 2014..........   51.22882755
April 2014..........   50.64222982
May 2014............   50.05869688
June 2014...........   49.47821235
July 2014...........   48.90614637
August 2014.........   48.33706303
September 2014......   47.77094706
October 2014........   47.20778296
November 2014.......   46.64755545
December 2014.......   46.09024948
January 2015........   45.53584977
February 2015.......   44.98434149
March 2015..........   44.43570935
April 2015..........   43.88993875
May 2015............   43.34701485
June 2015...........   42.80692281
July 2015...........   42.27479587
August 2015.........   41.74542772
September 2015......   41.21880354
October 2015........   40.69490937
November 2015.......   40.17373105
December 2015.......   39.65525463
January 2016........   39.13946593
February 2016.......   38.62635122
March 2016..........   38.11589657
April 2016..........   37.60808824
May 2016............   37.10291228
June 2016...........   36.60035541
July 2016...........   36.10526147
August 2016.........   35.61270713
September 2016......   35.12267954
October 2016........   34.63516565
November 2016.......   34.15015262
December 2016.......   33.66762715
January 2017........   33.18928107
February 2017.......   32.71757935
March 2017..........   32.25243122
April 2017..........   31.79374656
May 2017............   31.34143681
June 2017...........   30.86612252
July 2017...........   30.39764435
August 2017.........   29.93590708
September 2017......   29.48081594
October 2017........   29.03227839
November 2017.......   28.59020254
December 2017.......   28.15449806
January 2018........   27.72507549
February 2018.......   27.30184693
March 2018..........   26.88472582
April 2018..........   26.47362646
May 2018............   26.06846449
June 2018...........   25.66915667
July 2018...........   25.27562085
August 2018.........   24.88777622
September 2018......   24.50554284
October 2018........   24.12884189
November 2018.......   23.75759611
December 2018.......   23.39172843
January 2019........   23.03116380
February 2019.......   22.67582739
March 2019..........   22.32564589
April 2019..........   21.98054670
May 2019............   21.64045874
June 2019...........   21.30531137
July 2019...........   20.97503530
August 2019.........   20.64956167
September 2019......   20.32882294
October 2019........   20.01275269
November 2019.......   19.70128517
December 2019.......   19.39435571
January 2020........   19.09189989
February 2020.......   18.79385527
March 2020..........   18.50015942
April 2020..........   18.21075099
May 2020............   17.92556955
June 2020...........   17.64455553
July 2020...........   17.36765027
August 2020.........   17.09479552
September 2020......   16.82593439
October 2020........   16.56101042
November 2020.......   16.29996781
December 2020.......   16.04275209
January 2021........   15.78930879
February 2021.......   15.53958478
March 2021..........   15.29352758
April 2021..........   15.05108516
May 2021............   14.81220638
June 2021...........   14.57684097
July 2021...........   14.34493911
August 2021.........   14.11645165
September 2021......   13.89133033
October 2021........   13.66952754
November 2021.......   13.45099611
December 2021.......   13.23568978
January 2022........   13.02356271
February 2022.......   12.81456996
March 2022..........   12.60866679
April 2022..........   12.40580960
May 2022............   12.20595498
June 2022...........   12.00906020
July 2022...........   11.80764019
August 2022.........   11.60925796
September 2022......   11.41387056
October 2022........   11.22143436
November 2022.......   11.03190753
December 2022.......   10.84524820
January 2023........   10.66141476
February 2023.......   10.48036714
March 2023..........   10.30206503
April 2023..........   10.12646902
May 2023............    9.95353992
June 2023...........    9.78323965
July 2023...........    9.61553036
August 2023.........    9.45037439
September 2023......    9.28773521
October 2023........    9.12757652
November 2023.......    8.96986267
December 2023.......    8.81455800
January 2024........    8.66162798
February 2024.......    8.51103830
March 2024..........    8.36275506
April 2024..........    8.21674507
May 2024............    8.07297533
June 2024...........    7.93141329
July 2024...........    7.79202751
August 2024.........    7.65478590
September 2024......    7.51965766
October 2024........    7.38661203
November 2024.......    7.25561912
December 2024.......    7.12664880
January 2025........    6.99967187
February 2025.......    6.87465930
March 2025..........    6.75158277
April 2025..........    6.63041392
May 2025............    6.51112509
June 2025...........    6.39368904
July 2025...........    6.27807853
August 2025.........    6.16426722
September 2025......    6.05222876
October 2025........    5.94193724
November 2025.......    5.83336743
December 2025.......    5.72649408
January 2026........    5.62129239
February 2026.......    5.51773802
March 2026..........    5.41580681
April 2026..........    5.31547509
May 2026............    5.21671938
June 2026...........    5.11951667
July 2026...........    5.02384435
August 2026.........    4.92967963
September 2026......    4.83700081
October 2026........    4.74578597
November 2026.......    4.65601363
December 2026.......    4.56766254
January 2027........    4.48071166
February 2027.......    4.39514084
March 2027..........    4.31092949
April 2027..........    4.22813187
May 2027............    4.14665253
June 2027...........    4.06652890
July 2027...........    3.98768349
August 2027.........    3.91009769
September 2027......    3.83375269
October 2027........    3.75863055
November 2027.......    3.68471267
December 2027.......    3.61198178
January 2028........    3.54042017
February 2028.......    3.47001035
March 2028..........    3.40073549
April 2028..........    3.33257854
May 2028............    3.26552312
June 2028...........    3.19955284
July 2028...........    3.13465176
August 2028.........    3.07080371
September 2028......    3.00799299
October 2028........    2.94620453
November 2028.......    2.88542305
December 2028.......    2.82563327
January 2029........    2.76682059
February 2029.......    2.70897039
March 2029..........    2.65206850
April 2029..........    2.59610053
May 2029............    2.54105252
June 2029...........    2.48691098
July 2029...........    2.43366218
August 2029.........    2.38129282
September 2029......    2.32978941
October 2029........    2.27913954
November 2029.......    2.22932993
December 2029.......    2.18034796
January 2030........    2.13218168
February 2030.......    2.08481824
March 2030..........    2.03824612
April 2030..........    1.99245294
May 2030............    1.94742717
June 2030...........    1.90315708
July 2030...........    1.85963160
August 2030.........    1.81683921
September 2030......    1.77476886
October 2030........    1.73340990
November 2030.......    1.69275105
December 2030.......    1.65278211
January 2031........    1.61349270
February 2031.......    1.57487217
March 2031..........    1.53691034
April 2031..........    1.49959769
May 2031............    1.46292382
June 2031...........    1.42687920
July 2031...........    1.39145454
August 2031.........    1.35663987
September 2031......    1.32242611
October 2031........    1.28880419
November 2031.......    1.25576503
December 2031.......    1.22329976
January 2032........    1.19139932
February 2032.......    1.16005529
March 2032..........    1.12925903
April 2032..........    1.09900214
May 2032............    1.06927663
June 2032...........    1.04007388
July 2032...........    1.01138591
August 2032.........    0.98320520
September 2032......    0.95552355
October 2032........    0.92833322
November 2032.......    0.90162689
December 2032.......    0.87539705
January 2033........    0.84963593
February 2033.......    0.82433668
March 2033..........    0.79949199
April 2033..........    0.77509500
May 2033............    0.75113839
June 2033...........    0.72761553
July 2033...........    0.70451978
August 2033.........    0.68184427
September 2033......    0.65958235
October 2033........    0.63772784
November 2033.......    0.61627430
December 2033.......    0.59521532
January 2034........    0.57454492
February 2034.......    0.55425668
March 2034..........    0.53434506
April 2034..........    0.51480386
May 2034............    0.49562710
June 2034...........    0.47680948
July 2034...........    0.45834479
August 2034.........    0.44022794
September 2034......    0.42245317
October 2034........    0.40501517
November 2034.......    0.38790862
December 2034.......    0.37112822
January 2035........    0.35466886
February 2035.......    0.33852523
March 2035..........    0.32269247
April 2035..........    0.30716548
May 2035............    0.29193983
June 2035...........    0.27700999
July 2035...........    0.26237197
August 2035.........    0.24802046
September 2035......    0.23395125
October 2035........    0.22015969
November 2035.......    0.20664135
December 2035.......    0.19339203
January 2036........    0.18040686
February 2036.......    0.16768206
March 2036..........    0.15521322
April 2036..........    0.14299613
May 2036............    0.13102701
June 2036...........    0.11930145
July 2036...........    0.10781590
August 2036.........    0.09656616
September 2036......    0.08554845
October 2036........    0.07475903
November 2036.......    0.06419389
December 2036.......    0.05384994
January 2037........    0.04372298
February 2037.......    0.03380990
March 2037..........    0.02410694
April 2037..........    0.01461056
May 2037............    0.00169845
June 2037 and           0.00000000
  thereafter........

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance

                                 Scheduled Group

                       Percentage of
                          Initial
                         Aggregate
Distribution Date    Principal Balance
------------------   -----------------
July 2007...........   99.45931985%
August 2007.........   98.70226005
September 2007......   97.73219227
October 2007........   96.55303448
November 2007.......   95.16924408
December 2007.......   93.58580889
January 2008........   91.80823573
February 2008.......   89.84253683
March 2008..........   87.69529741
April 2008..........   85.37348654
May 2008............   82.88452418
June 2008...........   80.44233238
July 2008...........   78.06612970
August 2008.........   75.75482226
September 2008......   73.50733422
October 2008........   71.32260750
November 2008.......   69.19960155
December 2008.......   67.13729298
January 2009........   65.13467532
February 2009.......   63.19075871
March 2009..........   61.30456968
April 2009..........   59.47515082
May 2009............   57.70156056
June 2009...........   55.98287287
July 2009...........   54.31817704
August 2009.........   52.70657741
September 2009......   51.14719313
October 2009........   49.63915789
November 2009.......   48.18161971
December 2009.......   46.77374070
January 2010........   45.41469682
February 2010.......   44.10367765
March 2010..........   42.83988616
April 2010..........   41.62253852
May 2010............   40.45086381
June 2010...........   39.32410393
July 2010...........   38.24151327
August 2010.........   37.20235855
September 2010......   36.20591862
October 2010........   35.25148426
November 2010.......   34.33835800
December 2010.......   33.46585386
January 2011........   32.63329724
February 2011.......   31.84002469
March 2011..........   31.08538373
April 2011..........   30.36873269
May 2011............   29.68944048
June 2011...........   29.04688649
July 2011...........   28.44046036
August 2011.........   27.86956183
September 2011......   27.33360057
October 2011........   26.83199601
November 2011.......   26.36417721
December 2011.......   25.92958267
January 2012........   25.52766016
February 2012.......   25.15786663
March 2012..........   24.81966797
April 2012..........   24.51253896
May 2012............   24.23596304
June 2012...........   23.98943220
July 2012...........   23.98874063
August 2012.........   23.98804907
September 2012......   23.98735751
October 2012........   23.98666595
November 2012.......   23.98597438
December 2012.......   23.98528282
January 2013........   23.98459126
February 2013.......   23.98389969
March 2013..........   23.98320813
April 2013..........   23.98251657
May 2013............   22.92587720
June 2013...........   21.84903752
July 2013...........   20.89872084
August 2013.........   19.96940946
September 2013......   19.06073116
October 2013........   18.17232027
November 2013.......   17.30381757
December 2013.......   16.45487015
January 2014........   15.62513137
February 2014.......   14.81426072
March 2014..........   14.02192376
April 2014..........   13.24779199
May 2014............   12.49154281
June 2014...........   11.75285934
July 2014...........   11.20209421
August 2014.........   10.66436124
September 2014......   10.13940114
October 2014........    9.62695937
November 2014.......    9.12678605
December 2014.......    8.63863586
January 2015........    8.16226799
February 2015.......    7.69744601
March 2015..........    7.24393788
April 2015..........    6.80151577
May 2015............    6.36995608
June 2015...........    5.94903932
July 2015...........    5.66215771
August 2015.........    5.38168932
September 2015......    5.10749995
October 2015........    4.83945803
November 2015.......    4.57743452
December 2015.......    4.32130292
January 2016........    4.07093921
February 2016.......    3.82622175
March 2016..........    3.58703130
April 2016..........    3.35325095
May 2016............    3.12476605
June 2016...........    2.90146425
July 2016...........    2.76560408
August 2016.........    2.63189463
September 2016......    2.50029927
October 2016........    2.37078195
November 2016.......    2.24330722
December 2016.......    2.11784024
January 2017........    1.99434670
February 2017.......    1.87279289
March 2017..........    1.75314566
April 2017..........    1.63537236
May 2017............    1.51944094
June 2017...........    1.39946091
July 2017...........    1.28142184
August 2017.........    1.16528981
September 2017......    1.05103151
October 2017........    0.93861414
November 2017.......    0.82800546
December 2017.......    0.71917380
January 2018........    0.61208799
February 2018.......    0.50671737
March 2018..........    0.40303183
April 2018..........    0.30100174
May 2018............    0.20059797
June 2018...........    0.10179188
July 2018...........    0.00455528
August 2018 and         0.00000000
  thereafter........

                          Scheduled Principal Balances
                   as Percentages of Initial Principal Balance

                            Class II-A-1 Certificates


                     Percentage of
                        Initial
Distribution Date  Principal Balance

July 2007...........   99.99908000%
August 2007.........   99.97955595
September 2007......   99.77088876
October 2007........   99.37542896
November 2007.......   98.79584019
December 2007.......   98.03509548
January 2008........   97.09647264
February 2008.......   95.98354875
March 2008..........   94.70026584
April 2008..........   93.25077736
May 2008............   91.63951449
June 2008...........   90.05014088
July 2008...........   88.49969851
August 2008.........   86.98777117
September 2008......   85.51394711
October 2008........   84.07781895
November 2008.......   82.67898365
December 2008.......   81.31704247
January 2009........   79.99160089
February 2009.......   78.70226861
March 2009..........   77.44865948
April 2009..........   76.23039147
May 2009............   75.04708659
June 2009...........   73.89837089
July 2009...........   72.78387444
August 2009.........   71.70323117
September 2009......   70.65607897
October 2009........   69.64205956
November 2009.......   68.66081849
December 2009.......   67.71200507
January 2010........   66.79527235
February 2010.......   65.91027707
March 2010..........   65.05667964
April 2010..........   64.23414405
May 2010............   63.44233793
June 2010...........   62.68093241
July 2010...........   61.94960211
August 2010.........   61.24802512
September 2010......   60.57588301
October 2010........   59.93286068
November 2010.......   59.31864641
December 2010.......   58.73293180
January 2011........   58.17541175
February 2011.......   57.64578437
March 2011..........   57.14375103
April 2011..........   56.66901627
May 2011............   56.22128773
June 2011...........   55.80027625
July 2011...........   55.40569569
August 2011.........   55.03726299
September 2011......   54.69469805
October 2011........   54.37772383
November 2011.......   54.08606620
December 2011.......   53.81945395
January 2012........   53.57761877
February 2012.......   53.36029521
March 2012..........   53.16722065
April 2012..........   52.99813527
May 2012............   52.85278200
June 2012...........   52.73090653
July 2012...........   52.72998653
August 2012.........   52.72906653
September 2012......   52.72814653
October 2012........   52.72722653
November 2012.......   52.72630653
December 2012.......   52.72538653
January 2013........   52.72446653
February 2013.......   52.72354653
March 2013..........   52.72262653
April 2013..........   52.36820913
May 2013............   50.77713243
June 2013...........   49.20588541
July 2013...........   47.74347972
August 2013.........   46.29965217
September 2013......   44.87419317
October 2013........   43.46689544
November 2013.......   42.07755389
December 2013.......   40.70596576
January 2014........   39.35193043
February 2014.......   38.01524949
March 2014..........   36.69572669
April 2014..........   35.39316793
May 2014............   34.10738123
June 2014...........   32.83817668
July 2014...........   31.74440801
August 2014.........   30.66474688
September 2014......   29.59902567
October 2014........   28.54707860
November 2014.......   27.50874180
December 2014.......   26.48385323
January 2015........   25.47225264
February 2015.......   24.47378164
March 2015..........   23.48828356
April 2015..........   22.51560355
May 2015............   21.55558844
June 2015...........   20.60808685
July 2015...........   19.80631905
August 2015.........   19.01439815
September 2015......   18.23220629
October 2015........   17.45962704
November 2015.......   16.69654523
December 2015.......   15.94284705
January 2016........   15.19842000
February 2016.......   14.46315287
March 2016..........   13.73693572
April 2016..........   13.01965989
May 2016............   12.31121797
June 2016...........   11.61150379
July 2016...........   11.02839415
August 2016.........   10.45152041
September 2016......    9.88081481
October 2016........    9.31621027
November 2016.......    8.75764045
December 2016.......    8.20503972
January 2017........    7.65834312
February 2017.......    7.11748637
March 2017..........    6.58240595
April 2017..........    6.05303891
May 2017............    5.52932304
June 2017...........    4.96896631
July 2017...........    4.41481192
August 2017.........    3.86679124
September 2017......    3.32483639
October 2017........    2.78888021
November 2017.......    2.25885627
December 2017.......    1.73469883
January 2018........    1.21634287
February 2018.......    0.70372405
March 2018..........    0.19677876
April 2018 and          0.00000000
  thereafter........

                                 EXHIBIT A-I-A-1
                    [FORM OF FACE OF CLASS I-A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
      NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE &
 CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                               INTEREST HEREIN.]

          MORTGAGE PASS-THROUGH CERTIFICATE SERIES 2007-10, CLASS I-A-1

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AA6                     First Distribution Date: July 25, 2007

ISIN No.: US949837AA62                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:
  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-1 Certificates required to be distributed to Holders of the Class I-A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-1 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               The tax components relating to this Certificate each constitute a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-2
                    [FORM OF FACE OF CLASS I-A-2 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-2

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AB4                     First Distribution Date: July 25, 2007

ISIN No.: US949837AB46                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                      July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-2 Certificates required to be distributed to Holders of the Class I-A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-2 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-3
                    [FORM OF FACE OF CLASS I-A-3 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-3

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AC2                     First Distribution Date: July 25, 2007

ISIN No.: US949837AC29                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-3 Certificates required to be distributed to Holders of the Class I-A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-3 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-4
                    [FORM OF FACE OF CLASS I-A-4 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR
      ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-4

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AD0                     First Distribution Date: July 25, 2007

ISIN No.: US949837AD02                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-4 Certificates required to be distributed to Holders of the Class I-A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-4 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-5
                    [FORM OF FACE OF CLASS I-A-5 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
          DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
           OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
            NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
           ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-5

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AE8                     First Distribution Date: July 25, 2007

ISIN No.: US949837AE84                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-5 Certificates required to be distributed to Holders of the Class I-A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-5 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-6
                    [FORM OF FACE OF CLASS I-A-6 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
          DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
           OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
            NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
           ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
               INTEREST HEREIN.]

                       MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-6

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AF5                     First Distribution Date: July 25, 2007

ISIN No.: US949837AF59                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-6 Certificates required to be distributed to Holders of the Class I-A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-6 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-7
                    [FORM OF FACE OF CLASS I-A-7 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
          DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
           OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
            NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
           ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
           INTEREST HEREIN.]

                    MORTGAGE PASS-THROUGH CERTIFICATE SERIES
                              2007-10, CLASS I-A-7

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AG3                     First Distribution Date: July 25, 2007

ISIN No.: US949837AG33                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-7 Certificates required to be distributed to Holders of the Class I-A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-7 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-7 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

                           By ________________________
                               Authorized Officer

                                 EXHIBIT A-I-A-8
                    [FORM OF FACE OF CLASS I-A-8 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
              DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER,
               EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
             REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME
               AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
            DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE
               & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR
            VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
            THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST
                                    HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-8

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AH1                     First Distribution Date: July 25, 2007

ISIN No.: US949837AH16                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-8 Certificates required to be distributed to Holders of the Class I-A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. Prior to the Distribution Date in January 2009, the pass-through rate will be a fixed rate equal to 8.000% per annum. On and after the Distribution Date in January 2009, the pass-through rate with respect to each distribution date will be a fixed rate equal to 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-8 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-9
                    [FORM OF FACE OF CLASS I-A-9 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR
      ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-9

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AJ7                     First Distribution Date: July 25, 2007

ISIN No.: US949837AJ71                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-9 Certificates required to be distributed to Holders of the Class I-A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. Prior to the Distribution Date in January 2009, the pass-through rate will be zero and the Class I-A-9 Certificates will not be entitled to distributions of interest. On and after the Distribution Date in January 2009, the pass-through rate with respect to each distribution date will be a fixed rate equal to 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-9 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-10
                   [FORM OF FACE OF CLASS I-A-10 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR
      ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-10

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AK4                     First Distribution Date: July 25, 2007

ISIN No.: US949837AK45                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-10 Certificates required to be distributed to Holders of the Class I-A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-10 Certificates applicable to each Distribution Date will be 5.900% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-10 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-11
                   [FORM OF FACE OF CLASS I-A-11 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR
      ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
         CO., HAS AN INTEREST HEREIN.]

                       MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-11

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               REDUCTION OF THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AL2                     First Distribution Date: July 25, 2007

ISIN No.: US949837AL28                    Denomination:  $
                                            (Initial Notional Amount)

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-11 Certificates required to be distributed to Holders of the Class I-A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-11 Certificates are not entitled to distribution in respect of principal. The pass-through rate on the Class I-A-11 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-11 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-12
                   [FORM OF FACE OF CLASS I-A-12 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-12

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AM0                     First Distribution Date: July 25, 2007

ISIN No.: US949837AM01                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-12 Certificates required to be distributed to Holders of the Class I-A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-10 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-12 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-13
                   [FORM OF FACE OF CLASS I-A-13 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
       REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR
      ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
       CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH
         OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE
       DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY
      TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
        ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-13

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AN8                     First Distribution Date: July 25, 2007

ISIN No.: US949837AN83                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-13 Certificates required to be distributed to Holders of the Class I-A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class I-A-13 Certificates on each Distribution Date. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-13 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-13 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-14
                   [FORM OF FACE OF CLASS I-A-14 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
          DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
           OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
            NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
           ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-14

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AP3                     First Distribution Date: July 25, 2007

ISIN No.: US949837AP32                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-14 Certificates required to be distributed to Holders of the Class I-A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 6.020% per annum. Thereafter, the pass-through rate on the Class I-A-14 Certificates applicable to each Distribution Date will be a floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-14 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-15
                   [FORM OF FACE OF CLASS I-A-15 CERTIFICATE]

             [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED
              REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE
          DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE
           OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
            NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
          AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND
           ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR
         OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS
         WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-15

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AQ1                     First Distribution Date: July 25, 2007

ISIN No.: US949837AQ15                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-15 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-15 Certificates required to be distributed to Holders of the Class I-A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 5.880% per annum. Thereafter, the pass-through rate on the Class I-A-15 Certificates applicable to each Distribution Date will be an inverse floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-15 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-16
                   [FORM OF FACE OF CLASS I-A-16 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-16

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AR9                     First Distribution Date: July 25, 2007

ISIN No.: US949837AR97                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-16 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-16 Certificates required to be distributed to Holders of the Class I-A-16 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-16 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-16 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-17
                   [FORM OF FACE OF CLASS I-A-17 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-17

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AS7                     First Distribution Date: July 25, 2007

ISIN No.: US949837AS70                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-17 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-17 Certificates required to be distributed to Holders of the Class I-A-17 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-17 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-17 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-18
                   [FORM OF FACE OF CLASS I-A-18 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-18

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AT5                     First Distribution Date: July 25, 2007

ISIN No.: US949837AT53                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-18 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-18 Certificates required to be distributed to Holders of the Class I-A-18 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class I-A-18 Certificates on each Distribution Date. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-18 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-18 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-19
                   [FORM OF FACE OF CLASS I-A-19 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-19

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AU2                     First Distribution Date: July 25, 2007

ISIN No.: US949837AU27                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-19 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-19 Certificates required to be distributed to Holders of the Class I-A-19 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-19 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-19 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-20
                   [FORM OF FACE OF CLASS I-A-20 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-20

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AV0                     First Distribution Date: July 25, 2007

ISIN No.: US949837AV00                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-20 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-20 Certificates required to be distributed to Holders of the Class I-A-20 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-20 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-20 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-21
                   [FORM OF FACE OF CLASS I-A-21 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-21

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AW8                     First Distribution Date: July 25, 2007

ISIN No.: US949837AW82                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-21 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-21 Certificates required to be distributed to Holders of the Class I-A-21 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-21 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-21 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-22
                   [FORM OF FACE OF CLASS I-A-22 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-22

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AX6                     First Distribution Date: July 25, 2007

ISIN No.: US949837AX65                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-22 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-22 Certificates required to be distributed to Holders of the Class I-A-22 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 5.820% per annum. Thereafter, the pass-through rate on the Class I-A-22 Certificates applicable to each Distribution Date will be a floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-22 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-23
                   [FORM OF FACE OF CLASS I-A-23 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-23

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AY4                     First Distribution Date: July 25, 2007

ISIN No.: US949837AY49                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-23 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-23 Certificates required to be distributed to Holders of the Class I-A-23 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 7.080% per annum. Thereafter, the pass-through rate on the Class I-A-23 Certificates applicable to each Distribution Date will be an inverse floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-23 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-24
                   [FORM OF FACE OF CLASS I-A-24 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-24

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 AZ1                     First Distribution Date: July 25, 2007

ISIN No.: US949837AZ14                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-24 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-24 Certificates required to be distributed to Holders of the Class I-A-24 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 7.080% per annum. Thereafter, the pass-through rate on the Class I-A-24 Certificates applicable to each Distribution Date will be an inverse floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-24 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-25
                   [FORM OF FACE OF CLASS I-A-25 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-25

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED
                       IN THE AGREEMENT REFERENCED HEREIN

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BA5                     First Distribution Date: July 25, 2007

ISIN No.: US949837BA53                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-25 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-25 Certificates required to be distributed to Holders of the Class I-A-25 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-25 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-25 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-26
                   [FORM OF FACE OF CLASS I-A-26 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-26

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED
                       IN THE AGREEMENT REFERENCED HEREIN

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BB3                     First Distribution Date: July 25, 2007

ISIN No.: US949837BB37                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-26 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-26 Certificates required to be distributed to Holders of the Class I-A-26 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-26 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-26 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-27
                   [FORM OF FACE OF CLASS I-A-27 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-27

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED
                       IN THE AGREEMENT REFERENCED HEREIN

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BC1                     First Distribution Date: July 25, 2007

ISIN No.: US949837BC10                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-27 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-27 Certificates required to be distributed to Holders of the Class I-A-27 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-27 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-27 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-28
                   [FORM OF FACE OF CLASS I-A-28 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-28

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS I-A-1, CLASS I-A-2, CLASS I-A-5, CLASS I-A-6, CLASS I-A-12, CLASS I-A-18, CLASS I-A-19, CLASS I-A-20, CLASS I-A-22, CLASS I-A-29, CLASS I-A-32 AND CLASS I-A-34 CERTIFICATES WILL BE BORNE BY THE CLASS I-A-28 CERTIFICATES AS DESCRIBED IN THE AGREEMENT.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BD9                     First Distribution Date: July 25, 2007

ISIN No.: US949837BD92                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-28 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-28 Certificates required to be distributed to Holders of the Class I-A-28 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-28 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-28 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended, and certain other property.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-29
                   [FORM OF FACE OF CLASS I-A-29 CERTIFICATE]

      [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-29

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BE7                     First Distribution Date: July 25, 2007

ISIN No.: US949837BE75                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-29 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-29 Certificates required to be distributed to Holders of the Class I-A-29 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-29 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-29 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-30
                   [FORM OF FACE OF CLASS I-A-30 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-30

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BF4                     First Distribution Date: July 25, 2007

ISIN No.: US949837BF41                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-30 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-30 Certificates required to be distributed to Holders of the Class I-A-30 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The Class I-A-30 Certificates are principal only Certificates and are not entitled to distributions in respect of interest.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-31
                   [FORM OF FACE OF CLASS I-A-31 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-31

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BG2                     First Distribution Date: July 25, 2007

ISIN No.: US949837BG24                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-31 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-31 Certificates required to be distributed to Holders of the Class I-A-31 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-31 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-31 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-32
                   [FORM OF FACE OF CLASS I-A-32 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-32

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BH0                     First Distribution Date: July 25, 2007

ISIN No.: US949837BH07                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-32 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-32 Certificates required to be distributed to Holders of the Class I-A-32 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-32 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-32 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-33
                   [FORM OF FACE OF CLASS I-A-33 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-33

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS I-A-1, CLASS I-A-2, CLASS I-A-5, CLASS I-A-6, CLASS I-A-12, CLASS I-A-18, CLASS I-A-19, CLASS I-A-20, CLASS I-A-22, CLASS I-A-29, CLASS I-A-32 AND CLASS I-A-34 CERTIFICATES WILL BE BORNE BY THE CLASS I-A-33 CERTIFICATES AS DESCRIBED IN THE AGREEMENT.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BJ6                     First Distribution Date: July 25, 2007

ISIN No.: US949837BJ62                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-33 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-33 Certificates required to be distributed to Holders of the Class I-A-33 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-33 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-33 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-34
                   [FORM OF FACE OF CLASS I-A-34 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-34

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BK3                     First Distribution Date: July 25, 2007

ISIN No.: US949837BK36                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-34 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-34 Certificates required to be distributed to Holders of the Class I-A-34 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-34 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-34 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-35
                   [FORM OF FACE OF CLASS I-A-35 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-35

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

          THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED
                       IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BL1                     First Distribution Date: July 25, 2007

ISIN No.: US949837BL19                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-35 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-35 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-35 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-36
                   [FORM OF FACE OF CLASS I-A-36 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-36

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS
                  DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BM9                     First Distribution Date: July 25, 2007

ISIN No.: US949837BM91                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-36 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-36 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-36 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-37
                   [FORM OF FACE OF CLASS I-A-37 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-37

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BN7                     First Distribution Date: July 25, 2007

ISIN No.: US949837BN74                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-37 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-37 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-37 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-38
                   [FORM OF FACE OF CLASS I-A-38 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-38

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BP2                     First Distribution Date: July 25, 2007

ISIN No.: US949837BP23                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-38 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-38 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-38 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-39
                   [FORM OF FACE OF CLASS I-A-39 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-39

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BQ0                   First Distribution Date: July 25, 2007

ISIN No.: US949837BQ06                  Denomination:  $

Percentage Interest evidenced           Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-39 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-39 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-39 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-40
                   [FORM OF FACE OF CLASS I-A-40 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-40

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BR8                     First Distribution Date: July 25, 2007

ISIN No.: US949837BR88                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-40 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-40 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-40 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-I-A-41
                   [FORM OF FACE OF CLASS I-A-41 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS I-A-41

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BS6                     First Distribution Date: July 25, 2007

ISIN No.: US949837BS61                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-41 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class I-A-41 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-41 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-I-A-R
                    [FORM OF FACE OF CLASS I-A-R CERTIFICATE]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN TWO "REAL ESTATE MORTGAGE INVESTMENT CONDUITS" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE MASTER SERVICER TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS I-A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC AND LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC AND LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS I-A-R

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BT4                   First Distribution Date:  July 25, 2007

ISIN No.: US949837BT45                  Denomination: $

Percentage Interest evidenced
by this Certificate:  %                 Final Scheduled Maturity Date:
                                        July 25, 2037

               THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class I-A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-R Certificate required to be distributed to the Holder of the Class I-A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-R Certificate applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-R Certificate, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                 EXHIBIT A-A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2007-10, CLASS A-PO

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CG1                     First Distribution Date: July 25, 2007

ISIN No.: US949837CG15                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount and the Group II-A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-PO Certificates consist of two components (each, a "Component" and individually, the "Class I-A-PO Component" and the "Class II-A-PO Component"). The Components are principal only Components and will not be entitled to distributions in respect of interest.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Each Component of this Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-1
                   [FORM OF FACE OF CLASS II-A-1 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-1

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BU1                     First Distribution Date: July 25, 2007

ISIN No.: US949837BU18                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-1 Certificates required to be distributed to Holders of the Class II-A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-1 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-2
                   [FORM OF FACE OF CLASS II-A-2 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-2

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BV9                     First Distribution Date: July 25, 2007

ISIN No.: US949837BV90                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-2 Certificates required to be distributed to Holders of the Class II-A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 6.020% per annum. Thereafter, the pass-through rate on the Class II-A-2 Certificates applicable to each Distribution Date will be a floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-3
                   [FORM OF FACE OF CLASS II-A-3 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-3

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE IS AN EXCHANGEABLE REMIC CERTIFICATE AS DESCRIBED IN THE AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BW7                     First Distribution Date: July 25, 2007

ISIN No.: US949837BW73                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal
by this Certificate: %                    Balance:  $

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-3 Certificates required to be distributed to Holders of the Class II-A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate applicable with respect to the Distribution Date in July 2007 will be 8.1667% per annum. Thereafter, the pass-through rate on the Class II-A-3 Certificates applicable to each Distribution Date will be an inverse floating rate of interest determined as specified in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-4
                   [FORM OF FACE OF CLASS II-A-4 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-4

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BX5                     First Distribution Date: July 25, 2007

ISIN No.: US949837BX56                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                     July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-4 Certificates required to be distributed to Holders of the Class II-A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-4 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-5
                   [FORM OF FACE OF CLASS II-A-5 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-5

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BY3                     First Distribution Date: July 25, 2007

ISIN No.: US949837BY30                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-5 Certificates required to be distributed to Holders of the Class II-A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-5 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-6
                   [FORM OF FACE OF CLASS II-A-6 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-6

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 BZ0                     First Distribution Date: July 25, 2007

ISIN No.: US949837BZ05                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-6 Certificates required to be distributed to Holders of the Class II-A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-6 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-7
                   [FORM OF FACE OF CLASS II-A-7 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-7

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CA4                     First Distribution Date: July 25, 2007

ISIN No.: US949837CA45                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                     July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-7 Certificates required to be distributed to Holders of the Class II-A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class II-A-7 Certificates on each Distribution Date. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-7 Certificates applicable to each Distribution Date will be 6.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-7 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-8
                   [FORM OF FACE OF CLASS II-A-8 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-8

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CB2                     First Distribution Date: July 25, 2007

ISIN No.: US949837CB28                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                     July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-8 Certificates required to be distributed to Holders of the Class II-A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The Class II-A-8 Certificates are principal only Certificates and are not entitled to distributions in respect of interest.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-9
                   [FORM OF FACE OF CLASS II-A-9 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-9

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CC0                     First Distribution Date: July 25, 2007

ISIN No.: US949837CC01                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-9 Certificates required to be distributed to Holders of the Class II-A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-9 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-9 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-10
                   [FORM OF FACE OF CLASS II-A-10 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-10

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               AFTER THE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS II-A-5, CLASS II-A-6, CLASS II-A-9 AND CLASS II-A-11 CERTIFICATES WILL BE BORNE BY THE CLASS II-A-10 CERTIFICATES AS DESCRIBED IN THE AGREEMENT.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CD8                     First Distribution Date: July 25, 2007

ISIN No.: US949837CD83                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-10 Certificates required to be distributed to Holders of the Class II-A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-10 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-10 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-11
                   [FORM OF FACE OF CLASS II-A-11 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-11

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CE6                     First Distribution Date: July 25, 2007

ISIN No.: US949837CE66                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-11 Certificates required to be distributed to Holders of the Class II-A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-11 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-11 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                EXHIBIT A-II-A-12
                   [FORM OF FACE OF CLASS I-A-38 CERTIFICATE]

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                          SERIES 2007-10, CLASS II-A-12

                    evidencing an interest in a pool of fixed
                           interest rate, monthly pay,
                               first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

       THIS CERTIFICATE IS AN EXCHANGEABLE CERTIFICATE AS DESCRIBED IN THE
                          AGREEMENT REFERENCED HEREIN.

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CF3                     First Distribution Date: July 25, 2007

ISIN No.: US949837CF32                    Denomination:  $

Percentage Interest evidenced             Maximum Initial Principal Balance: $
by this Certificate: %

Final Scheduled Maturity Date:  July 25, 2037

               THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of the Class II-A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class II-A-12 Certificates will be entitled to distributions of principal and interest in accordance with the provisions of the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate represents beneficial ownership of an interest in the Related Exchangeable REMIC Certificate.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-1

                  evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans sold by

                           WELLS FARGO ASSET SECURITIES CORPORATION
                     (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CH9                     First Distribution Date: July 25, 2007

ISIN No.: US949837CH97                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-1 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-2

        evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential
                             mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.:  949837 CJ5                    First Distribution Date: July 25, 2007

ISIN No.: US949837CJ53                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-2 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

    [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED
   IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY
      AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF
        FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE
          REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-3

            evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CK2                     First Distribution Date: July 25, 2007

ISIN No.: US949837CK27                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                     July 25, 2037

               THIS CERTIFIES THAT _______________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-3 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-4

            evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CL0                     First Distribution Date: July 25, 2007

ISIN No.: US949837CL00                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-4 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Depositor or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Master Servicer or the Depositor may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer, and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Master Servicer will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor with respect to certain matters and (b) such other documentation as the Depositor or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-5

            evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CM8                     First Distribution Date: July 25, 2007

ISIN No.: US949837CM82                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-5 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Depositor or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Master Servicer or the Depositor may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer, and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Master Servicer will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor with respect to certain matters and (b) such other documentation as the Depositor or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AND ANY RELATED EXCHANGEABLE CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2007-10, CLASS B-6

            evidencing an interest in a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

               THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

               DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                           Cut-Off Date:  June 1, 2007

CUSIP No.: 949837 CN6                     First Distribution Date: July 25, 2007

ISIN No.: US949837CN65                    Denomination:  $

Percentage Interest evidenced             Final Scheduled Maturity Date:
by this Certificate: %                    July 25, 2037

               THIS CERTIFIES THAT ____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, monthly pay, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, consisting of two loan groups (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of June 28, 2007 (the "Agreement") among the Depositor, Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class B-6 Certificates, as described in the Agreement.

               Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

               No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Depositor or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Master Servicer or the Depositor may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Master Servicer, and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Master Servicer will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Master Servicer and the Depositor with respect to certain matters and (b) such other documentation as the Depositor or the Master Servicer may require, as described in the Agreement.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

               Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                               Wells Fargo Bank, N.A.,
                                                     Paying Agent

                                               By____________________________
                                                     Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent

By ________________________
   Authorized Officer

                                    EXHIBIT C

                [Form of Reverse of Series 2007-10 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2007-10

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Depositor, the Master Servicer, the Trustee, the Paying Agent and the Certificate Registrar, and any agent of the Depositor, the Master Servicer, the Trustee, the Paying Agent or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

               The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Paying Agent on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Depositor from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Depositor to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Depositor's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________
_______________________________________________________________________________

Social Security or other Identifying Number of Assignee:

Dated:

                                          ___________________________________
                                          Signature by or on behalf of assignor

                                          ___________________________________
                                          Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made by wire transfer or otherwise, in immediately available funds to _________________________________________________________________ for the
account of _______________________________________________ account number
_____________, or, if mailed by check, to
_______________________________________________________. Applicable statements should be mailed to ______________________
________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of June 28, 2007, by and among HSBC BANK USA, NATIONAL ASSOCIATION, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Depositor"), WELLS FARGO BANK, N.A. (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK, N.A. (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                           W I T N E S S E T H T H A T

            WHEREAS, the Depositor, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of June 28, 2007 relating to the issuance of Mortgage Pass-Through Certificates, Series 2007-10 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Depositor under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Depositor, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. Subject to Section 2.3 hereof, the Custodian, as the duly appointed agent of the Trustee for these purposes, declares that it holds and will hold the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and any other documents constituting part of the Owner Mortgage Loan File or Retained Mortgage Loan File received on or subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders. The Depositor shall give written notice to the Custodian within 10 business days of the occurrence of a Document Transfer Event.

            Section 2.2. Recordation of Assignments. Unless an assignment of a Mortgage is not required to be recorded in accordance with Section 2.01 of the Pooling and Servicing Agreement, if any Custodial File includes one or more assignments to the Trustee of Mortgage Notes that have not been recorded, each such assignment shall be delivered by the Custodian to the Depositor for the purpose of recording it in the appropriate public office for real property records, and the Depositor, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each Custodial File and to provide the initial and final certifications in the forms of Exhibits N and O to the Pooling and Servicing Agreement in accordance with the provisions thereof. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Depositor or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or applicable Servicer shall immediately deliver to the Custodian two copies of a Request for Release or such request in an electronic format acceptable to the Custodian and shall request delivery to it of the Custodial File. The Custodian agrees, within five business days of receipt of such Request for Release, to release the related Custodial File to the Master Servicer or applicable Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or applicable Servicer shall deliver to the Custodian two copies of a Request for Release of a Servicing Officer requesting that possession of the Custodial File be released to the Servicer or Master Servicer and certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Custodial File to the Master Servicer or applicable Servicer. The Master Servicer or applicable Servicer shall cause each Custodial File therein so released to be returned to the Custodian when the need therefor by the Master Servicer or applicable Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event of the liquidation of a Mortgage Loan, the Master Servicer or applicable Servicer shall deliver two copies of a Request for Release with respect thereto to the Custodian upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            The Custodian shall maintain records (i) identifying all requests made by Servicers or the Master Servicer (other than requests relating to Custodial Files already released by the Custodian) for the release by the Custodian of Custodial Files with respect to the Mortgage Loans and (ii) all Custodial Files released by the Custodian.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodial File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in the Pooling and Servicing Agreement. All provisions of the Pooling and Servicing Agreement setting forth duties of the Custodian in more detail are hereby incorporated by reference into this Agreement. Except upon compliance with the provisions of
Section 2.5 of this Agreement and the provisions of the Pooling and Servicing Agreement, no Mortgage Note or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Depositor or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Depositor hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Depositor, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Master Servicer's obligations regarding payments due to the Custodian pursuant to this Section 3.4 shall survive the termination of this Agreement with respect to any fees and expenses due hereunder.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian, upon 30 days written notice to the Depositor, the Master Servicer and the Trustee, may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Depositor, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee, upon 60 days written notice to the Depositor, the Master Servicer and the Custodian, may remove the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Depositor and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Depositor and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            The Custodian and such successor or surviving Person shall notify the Depositor, the Master Servicer and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Master Servicer with all information required by the Depositor to comply with its reporting obligations not later than the effective date of such merger, conversion or consolidation (unless giving prior notice would be prohibited by applicable law or by a confidentiality agreement, in which case notice shall be given by 12 noon eastern time one Business Day after such merger or consolidation).

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodial File.

            Section 3.8. Limitations on the Responsibilities of the Custodian.

            (a) Neither the Custodian nor any of its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees shall be liable for any action or omission to act hereunder except for its own or such person's gross negligence or willful misconduct. Notwithstanding the foregoing sentence, in no event shall the Custodian or its Affiliates, directors, officers, agents, counsel, attorneys-in-fact, and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The provisions of this Section 3.8 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

            (b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage File.

            (d) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

            (e) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement and the Pooling and Servicing Agreement or as set forth in a written amendment to this Agreement or the Pooling and Servicing Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

            (f) Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

            (g) The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Trustee, the Depositor, the Master Servicer, or any third person.

                                   ARTICLE IV

           Documents and Notices Required to be Delivered by Custodian

            Section 4.1 Assessment of Servicing Compliance; Registered Public Accounting Firm Attestation Reports; Exchange Act Reporting. (a) The Custodian shall furnish, or cause to be furnished in the case of clause (iii), to the Master Servicer, no later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 2008, the following:

            (i) a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Custodian's assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and signed by an authorized officer of the Custodian, and shall address, at a minimum, each of the Servicing Criteria applicable to the Custodian, as specified in the table in Exhibit R to the Pooling and Servicing Agreement;

            (ii) a report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Custodian and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. If requested by the Master Servicer or the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's Registration Statement on Form S-3 relating to the Certificates and the Trust's Form 10-K; and

            (iii) an assessment of compliance and accountants' attestation as described in paragraphs (i) and (ii) of this Section 4.1(a) with respect to each Subcontractor determined by the Custodian pursuant to Section 4.2 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

            An assessment of compliance provided by a Subcontractor pursuant to
Section 4.1(a)(iii) need not address any elements of the Servicing Criteria applicable to it other than those specified by the Custodian pursuant to Section 4.2.

            No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Custodian shall forward to the Master Servicer the name of each Subcontractor engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Subcontractor. When the Custodian submits its assessment to the Master Servicer, it will also at such time include the assessment (and attestation pursuant to Section 4.1(a)(ii) hereof) of each Subcontractor engaged by it.

            (b) Within five (5) calendar days after a Distribution Date, the Custodian shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Custodian, the form and substance of any Additional Form 10-D Disclosure applicable to the Custodian, as indicated in the table in Exhibit S to the Pooling and Servicing Agreement. The Custodian acknowledges that the performance by the Master Servicer of its duties under Section 3.12(a) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-D is contingent upon the Custodian strictly observing all applicable deadlines in the performance of its duties under this Section 4.1(b).

            (c) No later than March 5 (with a 10 calendar day cure period, but in no event later than March 15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in March 2008, the Custodian shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Custodian, the form and substance of any Additional Form 10-K Disclosure applicable to the Custodian, as indicated in the table in Exhibit T to the Pooling and Servicing Agreement. The Custodian acknowledges that the performance by the Master Servicer of its duties under Section 3.12(b) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-K is contingent upon the Custodian strictly observing all applicable deadlines in the performance of its duties under this Section 4.1(c).

            (d) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event applicable to the Custodian, the Custodian shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Custodian, the form and substance of any Form 8-K Disclosure Information applicable to the Custodian, as indicated in the table in Exhibit U to the Pooling and Servicing Agreement. The Custodian acknowledges that the performance by the Master Servicer of its duties under Section 3.12(c) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 8-K is contingent upon the Custodian strictly observing all applicable deadlines in the performance of its duties under this Section 4.1(d).

            (e) The Custodian shall indemnify the Master Servicer, each affiliate of the Master Servicer, the Trust, each broker dealer acting as underwriter or initial purchaser of the Certificates, each Person who controls any of such parties and the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each such entity, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Section 4.1 or Section 4.2 hereof by or on behalf of the Custodian, or provided under Sections 4.1 or 4.2 by or on behalf of any Subcontractor (collectively, the "Custodian Information"), or (B) the omission or alleged omission to state in the Custodian Information a material fact required to be stated in the Custodian Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Custodian Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Custodian Information or any portion thereof is presented together with or separately from such other information; or

                  (ii) any failure by the Custodian or any Subcontractor engaged by the Custodian to deliver any information, report, certification, accountants' letter or other material when and as required under Sections 4.1 or 4.2, including any failure by the Custodian to identify pursuant to Section 4.2 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

      In the case of any failure of performance described in clause (ii) of this Section, the Custodian shall promptly reimburse the Master Servicer and the Depositor, as applicable, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Custodian or any Subcontractor. If the indemnification provided for herein is unavailable to hold harmless any Indemnified Party, then the Custodian agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities of such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Custodian on the other in connection with a breach of the Custodian's obligations under this Section 4.1 or the Custodian's negligence, bad faith or willful misconduct in connection therewith.

            4.2 Engagement of Affiliates or Third-Parties. The Custodian shall not hire or otherwise utilize the services of any Subcontractor to fulfill any of the obligations of the Custodian as servicer under this Agreement unless the Custodian complies with the provisions of this Section.

            It shall not be necessary for the Custodian to seek the consent of the Master Servicer or the Depositor to the utilization of any Subcontractor. The Custodian shall promptly upon request provide to the Master Servicer (or any designee of Master Servicer) a written description (in form and substance satisfactory to the Master Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Custodian, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Custodian shall cause any such Subcontractor used by the Custodian, for the benefit of the Master Servicer and the Depositor to comply with the provisions of Section 4.1 of this Agreement to the same extent as if such Subcontractor were the Custodian. The Custodian shall be responsible for obtaining from each Subcontractor and delivering to the Master Servicer any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 4.1, in each case as and when required to be delivered.

            4.3 Errors and Omissions Policy. The Custodian shall maintain, at all times and at its own expense, an insurance policy covering losses caused by errors or omissions of the Custodian and its personnel (such policy, an "Errors and Omissions Policy"), which policy shall have such terms and coverage amounts as are comparable to those of errors and omissions policies maintained by custodians of mortgage loans generally.

            The Errors and Omissions Policy shall insure the Custodian, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Custodian in the performance of its duties as Custodian pursuant to this Agreement.

            The Custodian shall maintain in effect the Errors and Omissions Policy at all times and the Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without the acquisition of comparable coverage by the Custodian.

            4.4 Compliance with Article IV. If (a) the Custodian fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports required pursuant to this
Article IV or (b) any Subcontractor engaged by the Custodian fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports, the Master Servicer, may, after consultation with the Depositor, remove the Custodian and appoint a successor custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the Custodian so removed and one copy to the successor custodian.

                                    ARTICLE V

                            Miscellaneous Provisions

            Section 5.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement, or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 5.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Depositor, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt written notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 5.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 5.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 5.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            Section 5.6. Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor or the Master Servicer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the parties hereto shall cooperate fully with the Master Servicer and the Depositor to deliver to the Master Servicer and/or the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor or the Master Servicer to permit the Depositor or the Master Servicer to comply with the provisions of Regulation AB, together with such disclosures reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                    HSBC BANK USA, NATIONAL ASSOCIATION,
                                               as Trustee

452 Fifth Avenue
New York, New York 10018                    By:_________________________________
                                               Name:  Fernando Acebedo
                                               Title: Vice President

Address:                                    WELLS FARGO ASSET SECURITIES
                                             CORPORATION, as Depositor


7430 New Technology Way                     By:_________________________________
Frederick, Maryland 21703                      Name:  Patrick Greene
                                               Title: Senior Vice President

Address:                                    WELLS FARGO BANK, N.A.,
                                               as Master Servicer

9062 Old Annapolis Road
Columbia, Maryland 21045                    By:_________________________________
                                              Name:
                                              Title:

Address:                                    WELLS FARGO BANK, N.A.,
                                               as Custodian

1015 10th Avenue South East
Minneapolis, Minnesota 55414                By:_________________________________
                                               Name:  Mary B. Hogan
                                               Title: Vice President

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )


            On this 28th day of June, 2007, before me, a notary public in and for the State of Maryland, personally appeared Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides at _____________________; that he is a Senior Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF               )

            On this 28th day of June, 2007, before me, a notary public in and for the State of Maryland, personally appeared _____________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______, Maryland; that he/she is a _________________ of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said association.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK             )
                              ss.:
COUNTY OF NEW YORK            )


            On this 28th day of June, 2007, before me, a notary public in and for the State of New York, personally appeared Fernando Acebedo, known to me who, being by me duly sworn, did depose and say that he resides in Huntington, New York; that he is a Vice President of HSBC Bank USA, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.

-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA      )
                        ss.:
COUNTY OF HENNEPIN      )


            On this 28th day of June, 2007, before me, a notary public in and for the State of Minnesota, personally appeared Mary B. Hogan, known to me who, being by me duly sworn, did depose and say that she is a Vice President of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.

-------------------------
Notary Public

[NOTARIAL SEAL]

                                    EXHIBIT F

                 Addresses for Requesting Mortgage Loan Schedule

In the case of the Depositor:

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland 21703
Attention: Vice President - Structured Finance

In the case of the Master Servicer:

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services - WFMBS 2007-10

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS

To:     Wells Fargo Bank, N.A.
        1015 10th Avenue S.E.
        Minneapolis., MN  55414
        Attn:  ________________

            Re: Custodial Agreement, dated as of June 28, 2007, among HSBC Bank USA, National Association, as Trustee, Wells Fargo Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and Wells Fargo Bank, N.A., as Custodian, relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2007-10.
                  --------------------------------------------------------------

               In connection with the administration of the Mortgage Loans held by you as Custodian for the Trust Estate pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Owner Mortgage Loan File for the Mortgage Loan described below, for the reason indicated.

                              Mortgage Loan Number:
                              ---------------------

                       Mortgagor Name, Address & Zip Code:
                       -----------------------------------

               Reason for Requesting Documents (check one):

               _______       1.     Mortgage Paid in Full

               _______       2.     Foreclosure

               _______       3.     Substitution

               _______       4.     Other Liquidation (Repurchases, etc.)

               _______       5.     Nonliquidation

               Reason:____________________________________

               By:_______________________________________
                    (authorized signer)

               Issuer:_____________________________________

               Address:___________________________________

                        ___________________________________

               Date:________________________________________


                                    Custodian
                                    ---------

Wells Fargo Bank, N.A.

               Please acknowledge the execution of the above request by your signature and date below:

____________________________________               _________________
Signature                                          Date

Documents returned to Custodian:

____________________________________               _________________
Custodian                                          Date

                                    EXHIBIT H

                                                  AFFIDAVIT PURSUANT TO SECTION
                                                  860E(e)(4) OF THE INTERNAL
                                                  REVENUE CODE OF 1986, AS
                                                  AMENDED, AND FOR NON-ERISA
                                                  INVESTORS

STATE OF                     )
                             )   ss.:
COUNTY OF                    )

                [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2. That the Purchaser's Taxpayer Identification Number is [ ].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-10, Class I-A-R Certificate (the "Residual Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Residual Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated by the Residual Certificate.

            6. That the Purchaser will not transfer the Residual Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 10 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            8. That the Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Purchaser or any other person.

            9. That, if the Purchaser is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Purchaser has completed and attached Attachment A hereto.

            10. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Residual Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 10 hereof.

            12. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the REMIC pursuant to
Section 8.13 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

               IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.

                                        [NAME OF PURCHASER]

                                       By: ____________________________________
                                           [Name of Officer]
                                           [Title of Officer]

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

               Subscribed and sworn before me this __ day of           , 20__.

_____________________________
Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                  ATTACHMENT A

                                       to

            AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

/ / The consideration paid to the Purchaser to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Purchaser.

                                       OR

/ / The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

        (i) the Purchaser is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

        (ii) at the time of the transfer, and at the close of the Purchaser's two fiscal years preceding the year of the transfer, the Purchaser had gross assets for financial reporting purposes (excluding any obligation of a person related to the Purchaser within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

        (iii) the Purchaser will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

        (iv) the Purchaser has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Purchaser) that it has determined in good faith; and

        (v) in the event of any transfer of the Residual Certificate by the Purchaser, the Purchaser will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Residual Certificate.

                                    EXHIBIT I

                 Letter from Transferor of Residual Certificate

                                     [Date]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services WFMBS 2007-10

            Re: Wells Fargo Asset Securities Corporation, Series 2007-10, Class I-A-R
                  ---------------------------------------------------------

Ladies and Gentlemen:

               [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                               Very truly yours,

                                               [Transferor]

                                               ______________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2007-10
                       CLASS [B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                     _________________ __, ____

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services WFMBS 2007-10

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-10, Class [B-4][B-5][B-6] Certificates (the "Class [B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of June 28, 2007 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-10.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Depositor, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            (c) [The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated June 28, 2007, relating to the Class [B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Depositor concerning the Class [B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-4][B-5][B-6] Certificates that the Depositor possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Depositor and the Master Servicer of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Depositor or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Depositor or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-4][B-5][B-6] Certificates.

            (a) The Purchaser understands that the Class [B-4][B-5][B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Depositor nor the Master Servicer is under any obligation to register the Class [B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Master Servicer shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Depositor and the Master Servicer as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Master Servicer or the Depositor may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Depositor or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Master Servicer or the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Depositor and the Master Servicer with a Transferee's Letter, substantially in the form of this Agreement.

            The Purchaser acknowledges that its Class [B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                               [PURCHASER]

                                               By: _____________________________

                                               Its: ____________________________

                                    EXHIBIT K

                           LIST OF RECORDATION STATES

                                     Florida

                                    Maryland

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                      Wells Fargo Bank Servicing Agreement

  [Included as Exhibit 10.1 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed]

                   Colonial Savings, F.A. Servicing Agreement

                             [Intentionally omitted]

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

        This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of [ ], between Wells Fargo Bank, N.A. (the "Company" or the "Master Servicer") and [ ] (the "Purchaser").

                              PRELIMINARY STATEMENT

        The Purchaser is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series [ ], Class [ ] (the "Class B Certificates"), which are the Lowest Priority Certificates (as defined below) outstanding with respect to such Series. The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of [ ] among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as Master Servicer and HSBC Bank USA, National Association, as Trustee.

        In connection with the ownership by the Purchaser of the Lowest Priority Certificates, the Purchaser and the Company have agreed that (i) the Purchaser, for so long as it owns 100% of the Lowest Priority Certificates, will have the unilateral right to control foreclosure decisions with respect to delinquent mortgage loans and (ii) the Company will provide to the Purchaser certain information with respect to the Mortgage Loans;

        The parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

        In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.02. Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's"), at least F-1 by Fitch Ratings ("Fitch"), or at least A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch, Aa2 by Moody's or AA by S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch, P-1 by Moody's or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Fitch, Moody's or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the

            Commencement of Foreclosure, made in accordance with Section
2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Lowest Priority Certificates: The most subordinate class of certificates issued under the Pooling and Servicing Agreement that is outstanding from time to time. If the Lowest Priority Certificates are reduced to zero as a result of losses or otherwise, and if the Purchaser at that time owns 100% of the most subordinate class of certificates issued under the Pooling and Servicing Agreement then remaining outstanding, then such most subordinate class remaining outstanding shall thereafter be deemed to be the Lowest Priority Certificates for all purposes of this Agreement.

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.03. Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01. Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company shall provide to the Purchaser a report identifying all loans delinquent 30 days or more (including all loans in foreclosure, bankruptcy or "real estate owned" status) (each, a "Delinquency Report"). The Delinquency Report shall use the same methodology and calculations employed in the Company's standard servicing reports, indicating the number of Mortgage Loans that are (i) thirty days delinquent, (ii) sixty days delinquent, (iii) ninety days or more delinquent, (iv) in foreclosure, (v) in bankruptcy or (vi) real estate owned, and indicating for each such Mortgage Loan the loan number, the property address and the outstanding principal balance.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan (i) identified in a report under Section 2.01 (a) (ii), (a) (iii), (a) (iv), (a) (v) or (a) (vi); provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and
(2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Company (for prompt transmission to the Purchaser) such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel; provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02. Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 48 hours (exclusive of any intervening non-Business
Days) of transmission of the Delinquency Report provided by the Company under
Section 2.01 (a) (subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of each Mortgage Loan reported under Section 2.01 (a)(ii) or 2.01 (a)(iii) in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower.

            (b) In connection with any Mortgage Loan reported in a Delinquency Report under Section 2.01(a)(ii) or 2.01 (a)(iii), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 48 hours (exclusive of any intervening non-Business Days) of transmission of the Delinquency Report provided by the Company under Section 2.01(a). Such 48 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 Business Days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the sum of (x) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Interest Rate through the last day of the month of repurchase, (y) 100% of the unpaid principal balance of the Mortgage Loan as of such purchase date and (z) any additional amount needed to reimburse any unreimbursed related Periodic Advance or other servicing advances made in respect of such Mortgage Loan, to be paid by (A) applying any balance in the Collateral Fund to such purchase price, and (B) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure. In the event that the Purchaser purchases any such Mortgage Loan, the Servicer shall continue to service the Mortgage Loan for the Purchaser pursuant to the applicable Servicing Agreement.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03. Purchaser's Election to Commence Foreclosure Proceedings.

            (a) In connection with any Mortgage Loan identified in a Delinquency Report under Section 2.01(a)(ii), the Purchaser, for so long as the Purchaser owns 100% of the Lowest Priority Certificates, may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such Delinquency Report.

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or the Depositor, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff) or (y) if the related Servicer has reached the terms of a forbearance agreement.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04. Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                  ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01. Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with [ ] as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank, N.A., as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series [ ]." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02. Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion. All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03. Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04. Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

            Section 4.01. Assessment of Servicing Compliance; Registered Public Accounting Firm Attestation Reports; Exchange Act Reporting.

            (a) The Purchaser shall furnish, or cause to be furnished in the case of clause (iii), to the Master Servicer, no later than March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 20 , the following:

            (i) a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor) regarding the Purchaser's assessment of compliance with the Servicing Criteria applicable to it during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and signed by an authorized officer of the Purchaser, and shall address, at a minimum, each of the Servicing Criteria applicable to the Purchaser;

            (ii) a report of a registered public accounting firm reasonably acceptable to the Master Servicer and the Depositor that attests to, and reports on, the assessment of compliance made by the Purchaser and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act. If requested by the Master Servicer or the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's Registration Statement on Form S-3 relating to the Certificates and the Trust's Form 10-K; and

            (iii) an assessment of compliance and accountants' attestation as described in paragraphs (i) and (ii) of this Section 4.01(a) with respect to each Subcontractor determined by the Purchaser pursuant to Section 4.02 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

            An assessment of compliance provided by a Subcontractor pursuant to
Section 4.01(a)(iii) need not address any elements of the Servicing Criteria applicable to it other than those specified by the Purchaser pursuant to Section 4.02.

            No later than 30 days following the end of each fiscal year for the Trust for which a Form 10-K is required to be filed, the Purchaser shall forward to the Master Servicer the name of each Subcontractor engaged by it and what Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Subcontractor. When the Purchaser submits its assessment to the Master Servicer, it will also at such time include the assessment (and attestation pursuant to Section 4.01(a)(ii) hereof) of each Subcontractor engaged by it.

            (b) Within five (5) calendar days after a Distribution Date, the Purchaser shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Purchaser, the form and substance of any Additional Form 10-D Disclosure applicable to the Purchaser, as indicated in the table in Exhibit S to the Pooling and Servicing Agreement. The Purchaser acknowledges that the performance by the Master Servicer of its duties under Section 3.12(a) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-D is contingent upon the Purchaser strictly observing all applicable deadlines in the performance of its duties under this Section 4.01(b).

            (c) No later than March 5 (with a 10 calendar day cure period, but in no event later than March 15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in March 20 , the Purchaser shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Purchaser, the form and substance of any Additional Form 10-K Disclosure applicable to the Purchaser, as indicated in the table in Exhibit T to the Pooling and Servicing Agreement. The Purchaser acknowledges that the performance by the Master Servicer of its duties under Section 3.12(b) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 10-K is contingent upon the Purchaser strictly observing all applicable deadlines in the performance of its duties under this Section 4.01(c).

            (d) For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event applicable to the Purchaser, the Purchaser shall provide to the Master Servicer, to the extent known, in EDGAR-compatible format, or in such other form as otherwise agreed upon by the Master Servicer and the Purchaser, the form and substance of any Form 8-K Disclosure Information applicable to the Purchaser, as indicated in the table in Exhibit U to the Pooling and Servicing Agreement. The Purchaser acknowledges that the performance by the Master Servicer of its duties under Section 3.12(c) of the Pooling and Servicing Agreement relating to the timely preparation and filing of Form 8-K is contingent upon the Purchaser strictly observing all applicable deadlines in the performance of its duties under this Section 4.01(d).

            (e) The Purchaser shall provide such information regarding itself as the Master Servicer or the Depositor request for the purpose of complying with
Item 1108 of Regulation AB, including at a minimum, the information set forth in Exhibit A.

            (f) The Purchaser shall indemnify the Master Servicer, each affiliate of the Master Servicer, the Trust, each broker dealer acting as underwriter or initial purchaser of the Certificates, each Person who controls any of such parties and the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each such entity, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

            (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this
      Section 4.01 or Section 4.02 hereof by or on behalf of the Purchaser, or provided under Sections 4.01 or 4.02 by or on behalf of any Subcontractor (collectively, the "Purchaser Information"), or (B) the omission or alleged omission to state in the Purchaser Information a material fact required to be stated in the Purchaser Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Purchaser Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Purchaser Information or any portion thereof is presented together with or separately from such other information; or

            (ii) any failure by the Purchaser or any Subcontractor engaged by the Purchaser to deliver any information, report, certification, accountants' letter or other material when and as required under Sections
      4.01 or 4.02, including any failure by the Purchaser to identify pursuant to Section 4.02 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB.

            In the case of any failure of performance described in clause (ii) of this Section, the Purchaser shall promptly reimburse the Master Servicer and the Depositor, as applicable, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Purchaser or any Subcontractor. If the indemnification provided for herein is unavailable to hold harmless any Indemnified Party, then the Purchaser agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities of such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Purchaser on the other in connection with a breach of the Purchaser's obligations under this Section 4.1 or the Purchaser's negligence, bad faith or willful misconduct in connection therewith.

            (g) Notwithstanding anything contained in this Section 4.01 to the contrary, the provisions of this Section 4.01 shall not apply to the Purchaser with respect to any calendar year unless the Purchaser exercises its rights set forth under Sections 2.02 or 2.03 of this Agreement in such calendar year.

            Section 4.02. Engagement of Affiliates or Third-Parties.

            The Purchaser shall not hire any Subservicer without the consent of the Master Servicer and the Depositor. The Purchaser shall not hire or otherwise utilize the services of any Subcontractor to fulfill any of the obligations of the Purchaser as servicer under this Agreement unless the Purchaser complies with the provisions of this Section.

            It shall not be necessary for the Purchaser to seek the consent of the Master Servicer or the Depositor to the utilization of any Subcontractor. The Purchaser shall promptly upon request provide to the Master Servicer (or any designee of Master Servicer) a written description (in form and substance satisfactory to the Master Servicer and the Depositor) of the role and function of each Subcontractor utilized by the Purchaser, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

            As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Purchaser shall cause any such Subcontractor used by the Purchaser, for the benefit of the Master Servicer and the Depositor to comply with the provisions of Section 4.01 of this Agreement to the same extent as if such Subcontractor were the Purchaser. The Purchaser shall be responsible for obtaining from each Subcontractor and delivering to the Master Servicer any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 4.01, in each case as and when required to be delivered.

            Section 4.03. Notification of Merger.

            The Purchaser and such successor or surviving Person shall notify the Depositor, the Master Servicer and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Master Servicer with all information required by the Depositor to comply with its reporting obligations not later than the effective date of such merger, conversion or consolidation (unless giving prior notice would be prohibited by applicable law or by a confidentiality agreement, in which case notice shall be given by 12 noon eastern time one Business Day after such merger or consolidation).

            Section 4.04. Compliance with Article IV.

            If (a) the Purchaser fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports required pursuant to this Article IV or (b) any Subcontractor engaged by the Purchaser fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports, the Master Servicer, may, after consultation with the Depositor, terminate this Agreement pursuant to Section 2.04(a)(iv).

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

            Section 5.01. Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser, subject to the acknowledgement of the Rating Agencies as contemplated in Section
3.08 of the Pooling and Servicing Agreement with respect to such amendment.

            Section 5.02. Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 5.03. Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 5.04. Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a) in the case of the Company,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, MD 21045
               Attention: Vice President, Master Servicing
               Phone: 410-884-2000
               Fax: 410-715-1573

            (b) in the case of the Purchaser,



            Section 5.05. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 5.06. Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 5.07. Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 5.08. Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 5.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 5.09. Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Depositor, and each Servicer and each person who controls the Company, the Depositor, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Depositor's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Depositor, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Depositor's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            Section 5.10 Regulation AB Compliance; Intent of Parties; Reasonableness.

            The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor or the Master Servicer in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the parties hereto shall cooperate fully with the Master Servicer and the Depositor to deliver to the Master Servicer and/or the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor or the Master Servicer to permit the Depositor or the Master Servicer to comply with the provisions of Regulation AB, together with such disclosures reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            WELLS FARGO BANK, N.A.

                                            By: ________________________________
                                                Name:
                                                Title:

                                            [NAME OF PURCHASER]

                                            By: ________________________________
                                                Name:
                                                Title:

                                                                       EXHIBIT A

                              PURCHASER INFORMATION

      (A) the Purchaser's form of organization;

      (B) a description of how long the Purchaser has been servicing residential mortgage loans; a general discussion of the Purchaser's experience in servicing assets of any type as well as a more detailed discussion of the Purchaser's experience in, and procedures for, the servicing function it will perform under the Agreement; information regarding the size, composition and growth of the Purchaser's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Purchaser that may be material, in the good faith judgment of the Master Servicer or the Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

            (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Purchaser have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the date of engagement of the Purchaser;

            (2) the extent of outsourcing the Purchaser utilizes;

            (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to securitizations of residential mortgage loans involving the Purchaser as a servicer during the three-year period immediately preceding the date of engagement of the Purchaser;

            (4) whether the Purchaser has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

            (5) such other information as the Master Servicer or the Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

      (C) a description of any material changes during the three-year period immediately preceding the date of engagement of the Purchaser to the Purchaser's policies or procedures with respect to the servicing function it will perform under the Agreement for mortgage loans of a type similar to the Mortgage Loans;

      (D) information regarding the Purchaser's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Purchaser could have a material adverse effect on the performance by the Purchaser of its servicing obligations under the Agreement;

      (E) information regarding advances made by the Purchaser on the Mortgage Loans and the Purchaser's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the date of engagement of the Purchaser, which may be limited to a statement by an authorized officer of the Purchaser to the effect that the Purchaser has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

      (F) a description of the Purchaser's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

      (G) a description of the Purchaser's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

      (H) information as to how the Purchaser defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                                    EXHIBIT N

                 FORM OF INITIAL CERTIFICATION OF THE CUSTODIAN

                                  June 28, 2007

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services WFMBS 2007-10

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Attention: Fernando Acebedo

            Re: The Pooling and Servicing Agreement, dated June 28, 2007, among Wells Fargo Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and HSBC Bank USA, National Association, as Trustee, relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2007-10.
                  --------------------------------------------------------------

Ladies and Gentlemen:

        In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

        The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this initial certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

        Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                          as Custodian on behalf of the Trustee

                                        By:
                                           ---------------------------------
                                           Name: ___________________________
                                           Title:___________________________

                                    EXHIBIT O

                  FORM OF FINAL CERTIFICATION OF THE CUSTODIAN

                                    [__________ __, ____]

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services WFMBS 2007-10

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Attention: Fernando Acebedo

            Re: The Pooling and Servicing Agreement, dated June 28, 2007, among Wells Fargo Asset Securities Corporation, as Depositor, Wells Fargo Bank, N.A., as Master Servicer, and HSBC Bank USA, National Association, as Trustee, relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2007-10.
                  --------------------------------------------------------------

Ladies and Gentlemen:

        In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to
Section 2.01 of the Pooling and Servicing Agreement.

        The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this final certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

        Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                          as Custodian on behalf of the Trustee

                                        By:
                                           ---------------------------------
                                           Name:____________________________
                                           Title:___________________________

                                    EXHIBIT P

                      FORM OF SARBANES-OXLEY CERTIFICATION

                    Wells Fargo Asset Securities Corporation
                       Mortgage Pass-Through Certificates,
                                 Series 2007-10

        I, [________], certify that:

      1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-10 Trust (the "Exchange Act Periodic Reports");

      2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

      3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

      4. I am responsible for reviewing the activities performed by the Master Servicer and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the Master Servicer has fulfilled its obligations under the pooling and servicing agreement, dated June 28, 2007, among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee, in all material respects; and

      5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

      [The following is included only for a transaction where there are Servicers other than Wells Fargo Bank: In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [Name of Servicers other than Wells Fargo Bank], as Servicer.]

Date: [_____]

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT Q

                    Schedule of Pledged Asset Mortgage Loans

WFMBS
WFMBS 2007-10 GROUP 1 EXHIBIT Q
F20, F25, F30 & B30 YEAR FIXED RATE NON RELOCATION LOANS


(i)          (ii)                                         (iii)      (iv)       (v)        (vi)        (vii)       (viii)
----------   -------------   ----------   -------------   --------   --------   --------   ---------   ---------   ---------
                                                                                NET
MORTGAGE                                                             MORTGAGE   MORTGAGE               ORIGINAL    SCHEDULED
LOAN                                      ZIP             PROPERTY   INTEREST   INTEREST   MONTHLY     TERM TO     MATURITY
NUMBER       CITY            STATE        CODE            TYPE       RATE       RATE       PAYMENT     MATURITY    DATE
----------   -------------   ----------   -------------   --------   --------   --------   ---------   ---------   ---------
0170061238   ARLINGTON       VA           22201           HCO        6.500      6.000      $5,687.50   360         1-Jun-37
0170568422   OVERLAND PARK   KS           66221           SFD        6.375      6.000      $3,674.60   360         1-Jun-37


(i)          (ix)            (x)         (xi)          (xii)       (xiii)     (xiv)     (xv)       (xvi)      (xvii)
----------   -------------   ---------   -----------   ---------   --------   -------   --------   --------   ----------------------
             CUT-OFF                                                                                          MORTGAGE
MORTGAGE     DATE                                      MORTGAGE               MASTER    FIXED      MORTGAGE   LOAN
LOAN         PRINCIPAL                                 INSURANCE   SERVICE    SERVICE   RETAINED   LOAN       SERVICER
NUMBER       BALANCE         LTV         SUBSIDY       CODE        FEE        FEE       YIELD      TYPE       NAME
----------   -------------   ---------   -----------   ---------   --------   -------   --------   --------   ----------------------
0170061238   $1,050,000.00   100.00                                0.250      0.010     0.240      1          WELLS FARGO BANK, N.A.
0170568422   $589,000.00     100.00                                0.250      0.010     0.115      1          WELLS FARGO BANK, N.A.

             $1,639,000.00


COUNT:   2
WAC:     6.4550793167
WALTV:   100.0000000000
WAM:     360.0000000000

WFMBS
WFMBS 2007-10 GROUP 2 EXHIBIT Q
F20, F25, F30 & B30 YEAR FIXED RATE NON RELOCATION LOANS


(i)          (ii)                                         (iii)      (iv)       (v)        (vi)        (vii)       (viii)
----------   -------------   ----------   -------------   --------   --------   --------   ---------   ---------   ---------
                                                                                NET
MORTGAGE                                                             MORTGAGE   MORTGAGE               ORIGINAL    SCHEDULED
LOAN                                      ZIP             PROPERTY   INTEREST   INTEREST   MONTHLY     TERM TO     MATURITY
NUMBER       CITY            STATE        CODE            TYPE       RATE       RATE       PAYMENT     MATURITY    DATE
----------   -------------   ----------   -------------   --------   --------   --------   ---------   ---------   ---------
0159376888   STRATTON        VT           05155           HCO        6.250      5.990      $4,273.44   360         1-Jun-37




(i)          (ix)            (x)         (xi)          (xii)       (xiii)     (xiv)     (xv)       (xvi)      (xvii)
----------   -------------   ---------   -----------   ---------   --------   -------   --------   --------   ----------------------
             CUT-OFF                                                                                          MORTGAGE
MORTGAGE     DATE                                      MORTGAGE               MASTER    FIXED      MORTGAGE   LOAN
LOAN         PRINCIPAL                                 INSURANCE   SERVICE    SERVICE   RETAINED   LOAN       SERVICER
NUMBER       BALANCE         LTV         SUBSIDY       CODE        FEE        FEE       YIELD      TYPE       NAME
----------   -------------   ---------   -----------   ---------   --------   -------   --------   --------   ----------------------
0159376888   $820,500.00     100.00                                0.250      0.010     0.000      1          WELLS FARGO BANK, N.A.

             $820,500.00


COUNT:   1
WAC:     6.2500000000
WALTV:   100.0000000000
WAM:     360.0000000000

                                                             EXHIBIT R

                                   Servicing Criteria to be Addressed in Assessment of Compliance

----------------------------------------------------------------------------------- ------------------------------------------------

                                               SERVICING CRITERIA                             APPLICABLE SERVICING CRITERIA
----------------------------------------------------------------------------------- ------------------------------------------------
                                                                                      Master
      Reference                                         Criteria                     Servicer     Trustee    Servicers     Custodian
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                                            General Servicing Considerations
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Policies and procedures are instituted to monitor any
                       performance or other triggers and events of default in
                       accordance with the transaction
1122(d)(1)(i)          agreements.                                                       X         X(1)          X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       If any material servicing activities are outsourced to
                       third parties, policies and procedures are instituted to
                       monitor the third party's
1122(d)(1)(ii)         performance and compliance with such servicing activities         X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
                       maintained.
1122(d)(1)(iii)
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       A fidelity bond and errors and omissions policy is in
                       effect on the party participating in the servicing
                       function throughout the reporting period
                       in the amount of coverage required by and otherwise in            X           X           X             X
1122(d)(1)(iv)         accordance withthe terms of the transaction agreements.
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                                           Cash Collection and Administration
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Payments on mortgage loans are deposited into the
                       appropriate custodial bank accounts and related bank
                       clearing accounts no more than two
                       business days following receipt, or such other number of          X                       X
1122(d)(2)(i)          days specified in the transaction agreements.
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Disbursements made via wire transfer on behalf of an
1122(d)(2)(ii)         obligor or to an investor are made only by authorized
                       personnel.                                                        X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Advances of funds or guarantees regarding collections,
                       cash flows or distributions, and any interest or other
                       fees charged for such advances, are made, reviewed and
                       approved as specified in the transaction agreements.              X         X (2)         X
1122(d)(2)(iii)
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       The related accounts for the transaction, such as cash
                       reserve accounts or accounts established as a form of
                       overcollateralization, are separately maintained (e.g.,
                       with respect to commingling of cash) as set
1122(d)(2)(iv)         forth in the transaction agreements.                              X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Each custodial account is maintained at a federally
                       insured depository institution as set forth in the
                       transaction agreements. For purposes of this criterion,
                       "federally insured depository institution" with respect
                       to a foreign financial institution means a foreign
                       financial institution that meets the requirements of
                       Rule 13k-1(b)(1) of the Securities Exchange Act.                  X                       X
1122(d)(2)(v)
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                                                                                         X                       X
1122(d)(2)(vi) Unissued checks are safeguarded so as to prevent unauthorized access.
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------

                       Reconciliations are prepared on a monthly basis for all
                       asset-backed securities related bank accounts, including
                       custodial accounts and related bank clearing accounts.
                       These reconciliations are (A) mathematically accurate;
                       (B) prepared within 30 calendar days after the bank
                       statement cutoff date, or such other number of days
                       specified in the transaction agreements; (C) reviewed and
                       approved by someone other than the person who prepared
                       the reconciliation; and (D) contain explanations for
                       reconciling items. These reconciling items are resolved
                       within 90 calendar days of their original identification,
                       or such other number of days specified in the
1122(d)(2)(vii)        transaction agreements.                                         X                        X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                                           Investor Remittances and Reporting
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------

                       Reports to investors, including those to be filed with
                       the Commission, are maintained in accordance with the
                       transaction agreements and applicable Commission
                       requirements. Specifically, such reports (A) are prepared
                       in accordance with timeframes and other terms set forth
                       in the transaction agreements; (B) provide information
                       calculated in accordance with the terms specified in the
                       transaction agreements; (C) are filed with the Commission
                       as required by its rules and regulations; and (D) agree
                       with investors' or the trustee's records as to the total
                       unpaid principal balance and number of mortgage loans
1122(d)(3)(i)          serviced by the Servicer.                                        X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Amounts due to investors are allocated and remitted in
                       accordance with timeframes, distribution priority and
                       other terms set forth in the
1122(d)(3)(ii)         transaction agreements.                                           X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------

                       Disbursements made to an investor are posted within two
                       business days to the Servicer's investor records, or such
                       other number of days specified in the transaction
1122(d)(3)(iii)        agreements.                                                       X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Amounts remitted to investors per the investor reports
                       agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)         custodial bank statements.                                       X                        X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                                               Pool Asset Administration
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Collateral or security on mortgage loans is maintained as
                       required by the transaction agreements or related
1122(d)(4)(i)          mortgage loan documents.                                          X                       X             X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Mortgage loan and related documents are safeguarded as                                    X             X
1122(d)(4)(ii)         required by the transaction agreements
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Any additions, removals or substitutions to the asset
                       pool are made, reviewed and approved in accordance with
                       any conditions or requirements
1122(d)(4)(iii)        in the transaction agreements.                                    X           X           X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Payments on mortgage loans, including any payoffs, made
                       in accordance with the related mortgage loan documents
                       are posted to the Servicer's obligor records maintained
                       no more than two business days after receipt, or such
                       other number of days specified in the transaction
                       agreements, and allocated to principal, interest or other
                       items (e.g., escrow) in accordance with the related
1122(d)(4)(iv)         mortgage loan documents.                                                                  X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------

                       The Servicer's records regarding the mortgage loans agree
                       with the Servicer's records with respect to an obligor's
1122(d)(4)(v)          unpaid principal balance.                                                                 X

---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Changes with respect to the terms or status of an
                       obligor's mortgage loans (e.g., loan modifications or
                       re-agings) are made, reviewed and approved by authorized
                       personnel in accordance with the transaction agreements
1122(d)(4)(vi)         and related pool asset documents.                                  X          X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Loss mitigation or recovery actions (e.g., forbearance
                       plans, modifications and deeds in lieu of foreclosure,
                       foreclosures and repossessions, as applicable) are
                       initiated, conducted and concluded in accordance with the
                       timeframes or other requirements established by the
1122(d)(4)(vii)        transaction agreements.                                           X           X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Records documenting collection efforts are maintained
                       during the period a mortgage loan is delinquent in
                       accordance with the transaction agreements. Such records
                       are maintained on at least a monthly basis, or such other
                       period specified in the transaction agreements, and
                       describe the entity's activities in monitoring delinquent
                       mortgage loans including, for example, phone calls,
                       letters and payment rescheduling plans in cases where                                     X
                       delinquency i0 deemed temporary (e.g., illness or
1122(d)(4)(viii)       unemployment.
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Adjustments to interest rates or rates of return for
1122(d)(4)(ix)         mortgage loans with variable rates are computed based on
                       the related mortgage loan documents.                                                      X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Regarding any funds held in trust for an obligor (such as
                       escrow accounts): (A) such funds are analyzed, in
                       accordance with the obligor's mortgage loan documents, on
                       at least an annual basis, or such other period specified
                       in the transaction agreements; (B) interest on such funds
                       is paid, or credited, to obligors in accordance with
                       applicable mortgage loan documents and state laws; and
                       (C) such funds are returned
                       to the obligor within 30 calendar days of full repayment
                       of the related mortgage loans, or such other number of
                       days specified in the transaction
1122(d)(4)(x)          agreements.                                                                               X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Payments made on behalf of an obligor (such as tax or
                       insurance payments) are made on or before the related
                       penalty or expiration dates, as indicated on the
                       appropriate bills or notices for such payments, provided
                       that such support has been received by the servicer at
                       least 30 calendar days prior to these dates, or such
                       other number of days specified in the transaction
1122(d)(4)(xi)         agreements.                                                                               X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Any late payment penalties in connection with any payment
                       to be made on behalf of an obligor are paid from the
                       Servicer's funds and not charged to the obligor, unless
                       the late payment was due to the obligor's error or                                               X
1122(d)(4)(xii)        omission.
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Disbursements made on behalf of an obligor are posted
                       within two business days to the obligor's records
                       maintained by the Servicer, or such other
1122(d)(4)(xiii)       number of days specified in the transaction agreements.                                    X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Delinquencies, charge-offs and uncollectible accounts are
                       recognized and recorded in accordance with the
 1122(d)(4)(xiv)       transaction agreements.                                             X                       X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------
                       Any external enhancement or other support, identified in
                       Item 1114(a)(1) through (3) or Item 1115 of Regulation
                       AB, is maintained as set forth in  (3)
1122(d)(4)(xv)         the transaction agreements.                                         X
---------------------- ------------------------------------------------------------ ------------ ---------- ------------- ----------

[_______________________]

Date:   _________________________

By:_____________________________
    Name:
    Title:

(1) This Servicing Criterion applies to the Trustee with respect to Events of Default as set forth in the Pooling and Servicing Agreement.

(2) This Servicing Criterion applies to the Trustee if the Trustee was required during the preceding calendar year to make an Advance in accordance with Section 8.14 of the Pooling and Servicing Agreement.

(3) This Servicing Criterion applies to the Master Servicer only for transactions that contain any external credit enhancement or other support identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB.

                                    EXHIBIT S

                         Additional Form 10-D Disclosure

--------------------------------------------------------------- -------------------------------------------------------------

Item on Form 10-D                                                    Party Responsible
--------------------------------------------------------------- -------------------------------------------------------------
Item 1: Distribution and Pool Performance Information                Master Servicer, Depositor

        Any information required by 1121 which is NOT
        included on the Distribution Date Statement
--------------------------------------------------------------- -------------------------------------------------------------
Item 2: Legal Proceedings per Item 1117 of Reg AB                    (i) All parties to the Pooling and Servicing
                                                                     Agreement, the Custodian, each Servicer and, if
                                                                     applicable the Special Servicer (as to themselves),
                                                                     (ii) the Master Servicer as to the issuing entity,
                                                                     (iii) the Depositor as to the sponsor, any 1110(b)
                                                                     originator, any 1100(d)(1) party
--------------------------------------------------------------- -------------------------------------------------------------
Item 3: Sale of Securities and Use of Proceeds                       Depositor
--------------------------------------------------------------- -------------------------------------------------------------
Item 4: Defaults Upon Senior Securities                              Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 5: Submission of Matters to a Vote of Security Holders          Master Servicer, Trustee
--------------------------------------------------------------- -------------------------------------------------------------
Item 6: Significant Obligors of Pool Assets                          Depositor, if applicable
--------------------------------------------------------------- -------------------------------------------------------------
Item 7: Significant Enhancement Provider Information                 Depositor, if applicable
--------------------------------------------------------------- -------------------------------------------------------------
Item 8: Other Information                                            Any party responsible for disclosure items on Form 8-K
--------------------------------------------------------------- -------------------------------------------------------------
Item 9: Exhibits                                                     Depositor, Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------

                                    EXHIBIT T

                         Additional Form 10-K Disclosure

--------------------------------------------------------------- -------------------------------------------------------------

Item on Form 10-K                                                     Party Responsible
--------------------------------------------------------------- -------------------------------------------------------------
Item 1B: Unresolved Staff Comments                                    Depositor

--------------------------------------------------------------- -------------------------------------------------------------
Item 9B:  Other Information                                           Any party responsible for disclosure items on Form 8-K
--------------------------------------------------------------- -------------------------------------------------------------
Item 15: Exhibits, Financial Statement Schedules                      Master Servicer

                                                                      Depositor
--------------------------------------------------------------- -------------------------------------------------------------
Additional Item:                                                      (i) All parties to the Pooling and Servicing
                                                                      Agreement, the Custodian, each Servicer and, if
                                                                      applicable the Special Servicer (as to themselves),
Disclosure per Item 1117 of Reg AB                                    (ii) the Master Servicer as to the issuing entity,
                                                                      (iii) the Depositor as to the sponsor, any 1110(b)
                                                                      originator, any 1100(d)(1) party

--------------------------------------------------------------- -------------------------------------------------------------
Additional Item:                                                      (i) All parties to the Pooling and Servicing
                                                                      Agreement, the Custodian, each Servicer and, if
                                                                      applicable the Special Servicer (as to themselves),
Disclosure per Item 1119 of Reg AB                                    (ii) the Master Servicer as to the issuing entity,
                                                                      (iii) the Depositor as to the sponsor, any 1110(b)
                                                                      originator, any 1100(d)(1) party, any significant
                                                                      obligor, any credit enhancement provider or
                                                                      derivative counterparty
--------------------------------------------------------------- -------------------------------------------------------------
Additional Item:                                                      Depositor, if applicable

Disclosure per Item 1112(b) of Reg AB
--------------------------------------------------------------- -------------------------------------------------------------
Additional Item:                                                      Depositor, if applicable

Disclosure per Items 1114(b) and 1115(b) of Reg AB
--------------------------------------------------------------- -------------------------------------------------------------

                                    EXHIBIT U

                         Form 8-K Disclosure Information

--------------------------------------------------------------- -------------------------------------------------------------
Item on Form 8-K                                                      Party Responsible
--------------------------------------------------------------- -------------------------------------------------------------
Item 1.01- Entry into a Material Definitive Agreement                 All parties to the Pooling and Servicing Agreement,
                                                                      each Servicer, the Custodian and, if applicable, the
                                                                      Special Servicer, as to each agreement to which it is
                                                                      a party
--------------------------------------------------------------- -------------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement             All parties to the Pooling and Servicing Agreement,
                                                                      each Servicer, the Custodian and, if applicable, the
                                                                      Special Servicer, as to each agreement to which it is
                                                                      a party
--------------------------------------------------------------- -------------------------------------------------------------
Item 1.03- Bankruptcy or Receivership                                 (i) Depositor, as to itself, the sponsor, any
                                                                      1100(d)(1) party, any significant obligor, any credit
                                                                      enhancement provider or derivative counterparty and
                                                                      any other transaction party, to the extent known to
                                                                      the Depositor, (ii) Trustee, as to itself, (iii) each
                                                                      Servicer as to itself, (iv) Master Servicer, as to
                                                                      itself and any other transaction party, to the extent
                                                                      known to the Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase a            Master Servicer
           Direct Financial Obligation or an Obligation under
           an Off-Balance Sheet Arrangement
--------------------------------------------------------------- -------------------------------------------------------------
Item 3.03- Material Modification to Rights of Security Holders        Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 5.03- Amendments of Articles of Incorporation or Bylaws;         Master Servicer
           Change of Fiscal Year
--------------------------------------------------------------- -------------------------------------------------------------
Item 6.01- ABS Informational and Computational Material               Depositor
--------------------------------------------------------------- -------------------------------------------------------------
Item 6.02- Change of Servicer or Master Servicer                      Servicer, Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 6.03- Change in Credit Enhancement or External Support           Depositor/Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 6.04- Failure to Make a Required Distribution                    Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 6.05- Securities Act Updating Disclosure                         Depositor
--------------------------------------------------------------- -------------------------------------------------------------
Item 7.01- Reg FD Disclosure                                          Depositor
--------------------------------------------------------------- -------------------------------------------------------------
Item 8.01-Other Events                                                Depositor, Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------
Item 9.01                                                             Depositor, Master Servicer
--------------------------------------------------------------- -------------------------------------------------------------

                                    EXHIBIT V

                       Additional Disclosure Notification

**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW**

Wells Fargo Bank, N.A., as Master Servicer
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services- WFMBS 2007-10--SEC REPORT PROCESSING

RE:**[Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]** Required

Ladies and Gentlemen:

               In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of June 28, 2007, among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee, the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of [Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]:

            Any inquiries related to this notification should be directed to [ ], phone number: [ ]; email address: [ ].

                                          [NAME OF PARTY],
                                          as [role]

                                          By: ________________________________
                                              Name:
                                              Title:

                                    EXHIBIT W

                               Combination Groups

   ------------------------------------------------------ -----------------------------------------------------
                 Exchangeable REMIC Class                                  Exchangeable Class
   ------------------------------------------------------ -----------------------------------------------------
                                     Maximum Initial                                 Maximum Initial Principal
        REMIC Combination         Principal Balance(1)    Exchangeable Combination          Balance(1)
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 1                                         Combination 1
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-25                  $137,541,000                 I-A-35                  $149,401,000
              I-A-26                   $11,860,000
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 2                                         Combination 2
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-14                   $47,121,428                 I-A-36                   $54,975,000
              I-A-15                   $7,853,572
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 3                                         Combination 3
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-16                   $12,505,000                 I-A-37                   $46,436,000
              I-A-17                   $20,117,000
              I-A-18                   $13,814,000
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 4                                         Combination 4
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-25                  $137,541,000                 I-A-38                  $169,995,000
              I-A-26                   $11,860,000
              I-A-27                   $20,594,000
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 5                                         Combination 5
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-23                   $4,516,458                  I-A-39                   $6,666,667
              I-A-24                   $2,150,209
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 6                                         Combination 6
   ----------------------------- ------------------------ ------------------------- ----------------------------
              I-A-1                   $300,000,333                 I-A-40                  $257,143,142
                                                                   I-A-41                   $42,857,190
   ----------------------------- ------------------------ ------------------------- ----------------------------
              REMIC                                             Exchangeable
          Combination 7                                         Combination 7
   ----------------------------- ------------------------ ------------------------- ----------------------------
              II-A-2                   $22,119,642                II-A-12                   $24,774,000
              II-A-3                   $2,654,358
   ----------------------------- ------------------------ ------------------------- ----------------------------

(1) Except as otherwise indicated, Exchangeable REMIC Certificates and Exchangeable Certificates in any combination may be exchanged only in the proportion that the Maximum Initial Principal Balances of the indicated Classes bear to one another as shown above.

                                    EXHIBIT X

       FORM OF REQUEST FOR EXCHANGE OF EXCHANGEABLE REMIC CERTIFICATES OR
                            EXCHANGEABLE CERTIFICATES

                                    [__________ __, ____]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn: WFMBS 2007-10

Re: Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2007-10

Ladies and Gentlemen:

      Pursuant to the terms of that certain Pooling and Servicing Agreement dated as of June 28, 2007 (the "Pooling and Servicing Agreement"), among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as master servicer, and HSBC Bank USA, National Association, as trustee, we hereby present and surrender the [Exchangeable REMIC Certificates specified on Schedule I attached hereto (the "Exchangeable REMIC Certificates")][Exchangeable Certificates specified on Schedule I attached hereto (the "Exchangeable Certificates")] and transfer, assign, set over and otherwise convey to the Master Servicer, all of our right, title and interest in and to the [Exchangeable REMIC Certificates][Exchangeable Certificates], including all payments of interest thereon received after June 28, 2007, in exchange for the [Exchangeable Certificates specified on Schedule I attached hereto (the "Exchangeable Certificates")][Exchangeable REMIC Certificates specified on
Schedule I attached hereto (the "Exchangeable REMIC Certificates")].

      We agree that upon such exchange the portions of the [Exchangeable REMIC Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable REMIC Certificates] issued in exchange therefor. We confirm that we have paid a fee to the Master Servicer in connection with each such exchange equal to $5,000.

      Account Details for payments to the Master Servicer:

        Wells Fargo Bank, N.A.
        San Francisco, CA
        ABA #: 121-000-248
        Acct Name: SAS Clearing
        For Further Credit: Account #[            ] - WFMBS 2007-10 Exchange Fee

                                        Sincerely,

                                        By: ____________________________________
                                            Name:
                                            Title:

                                        Acknowledged by:

                                        WELLS FARGO BANK, N.A.,
                                            as Master Servicer

                                        By: ____________________________________
                                            Name:
                                            Title:

                                    EXHIBIT Y

                           Yield Maintenance Agreement

  [Included as Exhibit 10.3 to the Current Report on Form 8-K pursuant to which this Pooling and Servicing Agreement is filed]

                                    EXHIBIT Z

                   FORM OF YIELD MAINTENANCE AGREEMENT LETTER

                                       [______________]
                                       [______________]
                                       [______________]

                                                 [________ __, ____]

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland  21703

        Re:    Wells Fargo Asset Securities Corporation;
               Mortgage Pass-Through Certificates, Series 2007-10

Ladies and Gentlemen:

        [________] hereby acknowledges to you that the fair value of the Yield Maintenance Agreement (as defined in the Prospectus Supplement dated [________] for the Certificates) as of the date of pricing of the Class [__] Certificates, which value will be used for tax reporting purposes, was either:

Check the appropriate box:

/ /     $____________

               OR

/ /     a nominal value.

                                        Very truly yours,

                                        [_________________]

                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                         Acknowledged by:

                                         WELLS FARGO BANK, N.A.,
                                             as Master Servicer

                                         By: ___________________________________
                                             Name:
                                             Title: